UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6619
                                                     ---------------------

           Nuveen Insured New York Premium Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: September 30
                                           ------------------

                  Date of reporting period: March 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


SEMI-ANNUAL REPORT | Nuveen Investments
    March 31, 2009 | MUNICIPAL CLOSED-END FUNDS

[PHOTO OF: SMALL CHILD]

NUVEEN NEW YORK
INVESTMENT QUALITY
MUNICIPAL FUND, INC.
NQN

NUVEEN NEW YORK
SELECT QUALITY
MUNICIPAL FUND, INC.
NVN

NUVEEN NEW YORK
QUALITY INCOME
MUNICIPAL FUND, INC.
NUN

NUVEEN INSURED
NEW YORK PREMIUM
INCOME MUNICIPAL
FUND, INC.
NNF

NUVEEN INSURED
NEW YORK DIVIDEND
ADVANTAGE MUNICIPAL
FUND
NKO

NUVEEN INSURED
NEW YORK TAX-FREE
ADVANTAGE MUNICIPAL
FUND
NRK

It's not what you earn, it's what you keep.(R) | LOGO:   NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

[PHOTO OF ROBERT P. BREMNER] | Robert P. Bremner | Chairman of the Board

Dear Shareholders,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many negative forces at work in the equity and fixed income markets. The comments by the portfolio manager describe the strategies being used to pursue your Fund's long term investment goals. The financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Fund Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com , for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
Robert P. Bremner
Chairman of the Nuveen Fund Board
May 22, 2009

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds | NQN, NVN, NUN, NNF, NKO, NRK

Portfolio manager Cathryn Steeves discusses key investment strategies and the six-month performance of the Nuveen New York Funds. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for these six Funds in 2006.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NEW YORK FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED MARCH 31, 2009?

During this period, pressure in the financial and credit markets led to increased price volatility for most securities, reduced liquidity and a general flight to quality. In this environment, we continued to focus on value investing and the Funds' liquidity and duration positions.(1)

In the exceptionally illiquid market of the past six months, we believed that it was prudent to concentrate not only on managing and preserving liquidity but also on incorporating extra liquidity whenever we found appropriate opportunities to do so. We monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell bonds into relatively consistent retail demand. The bonds we sold tended to be higher quality credits with short or intermediate maturities. A small number of bond calls also provided some extra liquidity.

In general, our investment activity during this period was limited, as we waited for more clarity in the market. In addition, insured bonds were in shorter supply in the primary market during this period, as insurance penetration of new issuance continued to decline. Insured bonds comprised 18% of new supply in 2008, compared with 47% in 2007.

As a key dimension of risk management, a disciplined approach to duration positioning remained an important component of our management strategies. As part of this approach, we continued to use inverse floating rate securities2 in all six of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. During this period, NRK invested in additional types of derivatives3 intended to help extend duration and manage common share net asset value (NAV) volatility without having a negative impact on the Fund's income stream or common share dividends over the short term. As of March 31, 2009, the inverse floaters remained in place in all six of the New York Funds, while we removed the derivative positions from NRK in view of current market conditions.

----------
(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(3) Each Fund may invest in derivative instruments such as forwards, futures, options, and swap transactions. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements and Notes to Financial Statements sections of this report.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen New York Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*

For periods ended 3/31/09

                                           Six-Month   1-Year   5-Year   10-Year
NQN                                          5.82%      0.00%    2.27%    5.20%
NVN                                          6.16%      0.56%    2.35%    5.05%
NUN                                          5.91%      0.40%    2.20%    4.76%
NNF                                          6.62%      1.40%    2.47%    4.74%
NKO                                          6.38%      1.07%    2.96%     N/A
NRK                                          6.01%      1.04%    3.31%     N/A

Lipper Single-State
Insured Municipal Debt
Funds Average(4)                             3.08%     -4.79%    1.41%    4.25%

Barclays Capital
NY Insured Municipal
Bond Index(5)                                6.17%      3.05%    3.33%    4.82%

S&P NY Municipal
Bond Index(6)                                4.08%      1.21%    3.19%    4.59%

For the six months ended March 31, 2009, the cumulative returns on common share NAV for all six of these New York Funds exceeded the average return for the Lipper Single State Insured Municipal Debt Funds Average. All six of the New York Funds also outperformed the Standard & Poor's (S&P) New York Municipal Bond Index for the same period. NNF and NKO outperformed the Barclays Capital New York Insured Municipal Bond Index for this period, while NVN and NRK performed in line with the index, and NQN and NUN underperformed this measure.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, the use of derivatives, credit exposure, and sector allocations. In addition, the use of leverage was an important factor affecting the Funds' performance over this period. The impact of leverage is discussed in more detail on page 9.

Over the course of this reporting period, the yield curve remained steep. Bonds in the Barclays Capital Municipal Bond Index with maturities between four and seventeen years, especially those maturing in approximately fifteen years, benefited the most from this interest rate environment. Because they were less sensitive to interest rate changes, these bonds generally outperformed credits with longer maturities, as bonds with the longest maturities (22 years and longer) posted a loss for the period. In general, these six Funds had good exposure to the intermediate part of the yield curve, which performed well and lower exposures to the underperforming longest part of the

----------
* Six-month returns are cumulative; returns for one-year, five-year and ten-year are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(4) The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 44 funds; 5-year, 44 funds; and 10-year, 24 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Barclays Capital (formerly Lehman Brothers) New York Insured Municipal Bond Index is an unleveraged, unmanaged index comprising a broad range of insured New York municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

(6) The Standard & Poor's (S&P) New York Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade New York municipal bond market.

curve. As a result, duration and yield curve positioning were positive contributors to the Funds' performance across the board.

As mentioned earlier, NRK used derivative positions during this period to synthetically extend duration and move the Fund closer to our strategic duration target. Despite the fact that longer duration municipal bonds generally underperformed those with shorter durations during this period, the use of these derivatives generally had a positive impact on NRK's total return performance. This positive impact was attributable to the fact that the derivative positions provided exposure to the taxable markets during a period when, in contrast to historical trends, the taxable markets and the municipal market moved in opposite directions. As municipal market performance lagged the gains in the taxable markets, these derivatives performed well. The inverse floaters used by all six of these Funds also generally had a positive impact on performance.

Credit exposure was also an important factor in performance. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality, typically performed very well. At the same time, securities rated BBB or below and non-rated bonds generally posted poor returns. Overall, the performances of these six Funds benefited from their higher quality holdings. However, insured holdings where the insurers backing the bonds had been downgraded were typically trading to their underlying (or issuer) credit ratings by the end of the period. This meant that the performance of an insured bond with an underlying rating of BBB generally was more adversely affected during this period than the performance of an insured bond with an underlying credit rated AA.

NKO and NRK, which are Dividend Advantage Funds, also have the ability to invest up to 20% of their assets in uninsured investment-grade quality securities. As of March 31, 2009, NKO and NRK had allocations of approximately 4% and 3%, respectively, in bonds rated BBB. The negative impact of these allocations was largely offset by the shorter durations of these two Funds.

During this period, pre-refunded(7) bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the municipal bond market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. As of March 31, 2009, NRK had the heaviest weighting of pre-refunded bonds among these six Funds. Additional sectors of the market that generally contributed to the Funds' returns included general obligation and other tax-backed bonds, water and sewer, housing and education.

Holdings that generally detracted from the Funds' performance included Industrial Development Bonds (IDB), which performed very poorly during this period. Health care bonds in general also underperformed the overall municipal market. Alongside current coupon bonds in these sectors, IDB sector, zero coupon bonds were among the worst performing categories in the municipal market, as were lower-rated tobacco bonds backed by the 1998 master tobacco settlement agreement, which comprised less than 2% of the portfolios of NKO and NRK as of March 31, 2009. These Funds' under-

----------
(7) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

weighting of the tobacco sector was beneficial in that it lessened the negative impact of their tobacco holdings.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors previously discussed, one of the primary factors impacting the six-month returns of these six New York Funds relative to those of the unleveraged Barclays Capital New York Insured Municipal Bond Index and S&P New York Municipal Bond Index was the Funds' use of financial leverage. While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, at various points during the six-month period, the Funds' borrowing costs were relatively high, negatively impacting their total returns.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

As mentioned previously, another factor that had an impact on the performance of these Funds was their positions in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, there are no longer any bond insurers rated triple-A by all three of the major rating agencies (Moody's Investor Service, S&P and Fitch) and at least one rating agency has placed each of these insurers on "negative credit watch," "credit watch evolving," "credit outlook developing" or "rating withdrawn," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the last shareholder report, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many, or all, of the Funds' auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise might have been.

As noted in the last shareholder report, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. As of March 31, 2009, the amount of auction rate preferred securities redeemed and/or noticed for redemption by the Funds are as shown in the accompanying table:

                                               Auction Rate
                                            Preferred Shares
                                                    Redeemed      % of Original
                                              and/or Noticed       Auction Rate
Fund                                          for Redemption   Preferred Shares

NQN                                         $     32,500,000               22.6%
NVN                                         $     29,100,000               15.1%
NUN                                         $     36,225,000               18.4%
NNF                                         $     14,650,000               22.5%
NKO                                         $     61,000,000              100.0%

As noted in the last shareholder report, all of NKO's redemptions were achieved through the issuance of variable rate demand preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs. VRDP is a new instrument designed to replace the auction rate preferred shares used as leverage in Nuveen closed-end Funds. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933. As of March 31, 2009, NKO has $50 million of VRDP.

While the Funds' Board of Directors/Trustees and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of March 31, 2009, sixty-seven Nuveen closed-end municipal funds have redeemed and/or noticed for redemption at par a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.1 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share Dividend and Share Price INFORMATION

During the six-month reporting period ended March 31, 2009, NQN and NUN had a dividend increase, while the dividends of the other four Nuveen New York Funds in this report remained stable throughout the reporting period.

As the result of normal portfolio activity, common shareholders of the following Funds received long-term capital gains distributions at the end of December 2008 as follows:

                                                         Long-Term Capital Gains
                                                                     (per share)

NKO                                                                $      0.0245
NRK                                                                $      0.0082

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2009, all of the Funds in this report had a positive UNII balance, based upon our best estimate, for tax purposes and all of the Funds in this report except NRK had a positive UNII balance for financial statement purposes. As of March 31, 2009, NRK had a negative UNII balance for financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 10, 2007, for NQN, NVN and NUN and on July 30, 2008, for NNF, NKO and NRK under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares. As of March 31, 2009, the Funds repurchased common shares as shown in the accompanying table:

                                               Common Shares   % of Outstanding
Fund                                             Repurchased      Common Shares

NQN                                                   83,900                0.5%
NVN                                                  112,400                0.5%
NUN                                                  150,400                0.6%
NNF                                                   73,000                0.9%
NKO                                                   27,000                0.3%
NRK                                                    6,800                0.2%

During the six-month reporting period, common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table:

                                           Weighted Average    Weighted Average
                                            Price Per Share  Discount Per Share
Fund                                            Repurchased         Repurchased

NQN                                        $          11.16               18.61%
NVN                                        $          11.07               19.98%
NUN                                        $          10.93               19.94%
NNF                                        $          11.34               19.17%
NKO                                        $          11.28               19.06%
NRK                                        $          11.41               18.03%

As of March 31, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying table:

                                                     3/31/09   Six-Month Average
                                                    Discount            Discount

NQN                                                  -16.68%             - 19.77
NVN                                                  -17.95%             - 20.37
NUN                                                  -18.10%             - 20.43
NNF                                                  -18.84%             - 20.82
NKO                                                  -16.74%             - 19.66
NRK                                                  -15.04%             - 17.13

NQN Performance OVERVIEW | Nuveen New York Investment Quality Municipal Fund, Inc. as of March 31, 2009

Credit Quality (as a % of total investments)(1,2,3)

                                  [PIE CHART]

Insured                                                                      94%
U.S. Guaranteed                                                               5%
FHA/FNMA/GNMA Guaranteed                                                      1%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Apr                                                                 $      0.052
May                                                                        0.052
Jun                                                                        0.052
Jul                                                                        0.052
Aug                                                                        0.052
Sep                                                                        0.052
Oct                                                                        0.052
Nov                                                                        0.052
Dec                                                                        0.052
Jan                                                                        0.052
Feb                                                                        0.052
Mar                                                                        0.056

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

4/01/08                                                             $      13.21
                                                                           13.12
                                                                            13.1
                                                                           13.15
                                                                           13.11
                                                                           13.03
                                                                           13.18
                                                                           13.24
                                                                           13.18
                                                                           13.17
                                                                            13.4
                                                                           12.81
                                                                            12.7
                                                                           12.69
                                                                          12.726
                                                                           12.62
                                                                           12.44
                                                                           12.47
                                                                           12.54
                                                                           12.59
                                                                           12.52
                                                                           12.44
                                                                           12.43
                                                                           12.56
                                                                           12.38
                                                                           11.85
                                                                           11.25
                                                                           10.63
                                                                            7.97
                                                                            9.32
                                                                           10.68
                                                                           10.71
                                                                           11.14
                                                                            10.2
                                                                            9.25
                                                                            9.52
                                                                            9.15
                                                                            8.13
                                                                            9.16
                                                                            9.69
                                                                           10.58
                                                                           11.54
                                                                           11.27
                                                                           11.27
                                                                           11.48
                                                                           11.57
                                                                           11.83
                                                                              11
                                                                            11.5
                                                                           11.17
                                                                           11.03
                                                                           11.16
                                                                            11.5
3/31/09                                                                    11.39

FUND SNAPSHOT

Common Share Price                                                  $     11.39
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.67
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -16.68%
--------------------------------------------------------------------------------
Market Yield                                                               5.90%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                                8.79%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $   239,415
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            14.47
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.82
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/90)
--------------------------------------------------------------------------------
                                                 ON SHARE PRICE           ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                           9.37%               5.82%
--------------------------------------------------------------------------------
1-Year                                                -8.16%               0.00%
--------------------------------------------------------------------------------
5-Year                                                -0.97%               2.27%
--------------------------------------------------------------------------------
10-Year                                                2.65%               5.20%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     34.2%
--------------------------------------------------------------------------------
Health Care                                                                15.1%
--------------------------------------------------------------------------------
Transportation                                                             10.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             5.3%
--------------------------------------------------------------------------------
Other                                                                      15.8%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                       28.7%
--------------------------------------------------------------------------------
AMBAC                                                                      28.5%
--------------------------------------------------------------------------------
FGIC                                                                       20.9%
--------------------------------------------------------------------------------
FSA                                                                        16.8%
--------------------------------------------------------------------------------
SYNCORA                                                                     3.3%
--------------------------------------------------------------------------------
Other                                                                       1.8%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3)   Excluding Euro Dollar Time Deposit.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NVN Performance OVERVIEW | Nuveen New York Select Quality Municipal Fund, Inc. as of March 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.34
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.82
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -17.95%
--------------------------------------------------------------------------------
Market Yield                                                               5.77%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                                8.60%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $   320,665
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            15.55
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.18
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/22/91)
--------------------------------------------------------------------------------
                                                ON SHARE PRICE            ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                          9.22%                6.16%
--------------------------------------------------------------------------------
1-Year                                               -7.06%                0.56%
--------------------------------------------------------------------------------
5-Year                                               -1.24%                2.35%
--------------------------------------------------------------------------------
10-Year                                               2.74%                5.05%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     31.6%
--------------------------------------------------------------------------------
Health Care                                                                13.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     10.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             9.2%
--------------------------------------------------------------------------------
Utilities                                                                   7.1%
--------------------------------------------------------------------------------
Transportation                                                              5.6%
--------------------------------------------------------------------------------
Other                                                                      12.6%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                       33.5%
--------------------------------------------------------------------------------
AMBAC                                                                      32.5%
--------------------------------------------------------------------------------
FGIC                                                                       15.7%
--------------------------------------------------------------------------------
FSA                                                                        15.0%
--------------------------------------------------------------------------------
Other                                                                       3.3%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1,2,3)

                                  [PIE CHART]

Insured                                                                      91%
U.S. Guaranteed                                                               9%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Apr                                                                 $      0.053
May                                                                        0.053
Jun                                                                        0.053
Jul                                                                        0.053
Aug                                                                        0.053
Sep                                                                       0.0545
Oct                                                                       0.0545
Nov                                                                       0.0545
Dec                                                                       0.0545
Jan                                                                       0.0545
Feb                                                                       0.0545
Mar                                                                       0.0545

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

4/01/08                                                             $      13.03
                                                                           13.07
                                                                           13.02
                                                                           13.03
                                                                           13.06
                                                                           13.03
                                                                            13.1
                                                                            13.2
                                                                            13.2
                                                                           13.17
                                                                           13.18
                                                                           12.92
                                                                           12.66
                                                                           12.61
                                                                           12.75
                                                                           12.63
                                                                           12.53
                                                                            12.5
                                                                           12.44
                                                                           12.55
                                                                           12.53
                                                                           12.49
                                                                           12.48
                                                                            12.7
                                                                           12.52
                                                                           11.85
                                                                           11.06
                                                                           10.93
                                                                            8.11
                                                                            9.36
                                                                            10.5
                                                                           10.59
                                                                           11.11
                                                                           10.59
                                                                            9.53
                                                                            9.68
                                                                            9.29
                                                                            8.39
                                                                            9.52
                                                                            9.86
                                                                           10.56
                                                                           11.62
                                                                           11.36
                                                                           11.11
                                                                           11.46
                                                                           11.65
                                                                           11.81
                                                                           11.19
                                                                           11.39
                                                                           10.88
                                                                           10.77
                                                                           11.15
                                                                           11.39
3/31/09                                                                    11.34

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3)   Excluding Euro Dollar Time Deposit.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NUN Performance OVERVIEW | Nuveen New York Quality Income Municipal Fund, Inc. as of March 31, 2009

Credit Quality (as a % of total investments)(1,2,3)

                                  [PIE CHART]

Insured                                                                      89%
U.S. Guaranteed                                                              10%
FHA/FNMA/GNMA Guaranteed                                                      1%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]
Apr
May                                                                 $      0.051
Jun                                                                        0.051
Jul                                                                        0.051
Aug                                                                        0.051
Sep                                                                        0.051
Oct                                                                       0.0525
Nov                                                                       0.0525
Dec                                                                       0.0525
Jan                                                                       0.0525
Feb                                                                       0.0525
Mar                                                                       0.0525
                                                                           0.054

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

4/01/08                                                             $      12.86
                                                                           12.98
                                                                           12.83
                                                                           12.88
                                                                           12.82
                                                                           12.84
                                                                           13.11
                                                                           13.09
                                                                           12.97
                                                                           12.99
                                                                           13.11
                                                                           12.65
                                                                          12.531
                                                                           12.49
                                                                           12.67
                                                                           12.66
                                                                           12.43
                                                                            12.4
                                                                           12.42
                                                                           12.41
                                                                            12.5
                                                                           12.38
                                                                           12.39
                                                                            12.5
                                                                           12.37
                                                                            11.7
                                                                           11.18
                                                                           10.52
                                                                            7.95
                                                                            9.24
                                                                           10.44
                                                                           10.45
                                                                           10.89
                                                                           10.26
                                                                            9.46
                                                                            9.41
                                                                             9.3
                                                                            8.35
                                                                            9.32
                                                                            9.87
                                                                           10.67
                                                                            11.5
                                                                           11.52
                                                                           11.04
                                                                           11.22
                                                                           11.54
                                                                           11.74
                                                                           11.17
                                                                           11.26
                                                                           10.75
                                                                            10.7
                                                                            11.1
                                                                           11.12
3/31/09                                                                    11.18

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.18
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.65
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -18.10%
--------------------------------------------------------------------------------
Market Yield                                                               5.80%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                                8.64%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $   324,260
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            14.50
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.25
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/91)
--------------------------------------------------------------------------------
                                                ON SHARE PRICE            ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                         10.43%                5.91%
--------------------------------------------------------------------------------
1-Year                                               -7.23%                0.40%
--------------------------------------------------------------------------------
5-Year                                               -0.88%                2.20%
--------------------------------------------------------------------------------
10-Year                                               2.59%                4.76%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     32.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          13.0%
--------------------------------------------------------------------------------
Health Care                                                                10.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            10.0%
--------------------------------------------------------------------------------
Transportation                                                              9.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.3%
--------------------------------------------------------------------------------
Utilities                                                                   6.6%
--------------------------------------------------------------------------------
Other                                                                       9.7%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                       31.6%
--------------------------------------------------------------------------------
AMBAC                                                                      26.5%
--------------------------------------------------------------------------------
FSA                                                                        19.8%
--------------------------------------------------------------------------------
FGIC                                                                       19.6%
--------------------------------------------------------------------------------
Other                                                                       2.5%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3)   Excluding Euro Dollar Time Deposit.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NNF Performance OVERVIEW | Nuveen Insured New York Premium Income Municipal Fund, Inc. as of March 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.33
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.96
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -18.84%
--------------------------------------------------------------------------------
Market Yield                                                               5.35%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                                7.97%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $   115,259
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            14.75
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.52
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
--------------------------------------------------------------------------------
                                                ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                         5.52%              6.62%
--------------------------------------------------------------------------------
1-Year                                              -9.38%              1.40%
--------------------------------------------------------------------------------
5-Year                                              -1.26%              2.47%
--------------------------------------------------------------------------------
10-Year                                              2.38%              4.74%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     36.4%
--------------------------------------------------------------------------------
Health Care                                                                15.2%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          12.6%
--------------------------------------------------------------------------------
Transportation                                                              7.6%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      6.0%
--------------------------------------------------------------------------------
Other                                                                      15.8%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
AMBAC                                                                      30.8%
--------------------------------------------------------------------------------
MBIA                                                                       26.4%
--------------------------------------------------------------------------------
FSA                                                                        22.2%
--------------------------------------------------------------------------------
FGIC                                                                       15.6%
--------------------------------------------------------------------------------
Other                                                                       5.0%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1,2,3)

                                  [PIE CHART]

Insured                                                                      95%
U.S. Guaranteed                                                               5%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Apr                                                                 $     0.0505
May                                                                       0.0505
Jun                                                                       0.0505
Jul                                                                       0.0505
Aug                                                                       0.0505
Sep                                                                       0.0505
Oct                                                                       0.0505
Nov                                                                       0.0505
Dec                                                                       0.0505
Jan                                                                       0.0505
Feb                                                                       0.0505
Mar                                                                       0.0505

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

4/01/08                                                             $      13.16
                                                                           13.12
                                                                           13.09
                                                                           13.09
                                                                           12.99
                                                                           13.07
                                                                           13.18
                                                                           13.12
                                                                           13.15
                                                                           13.16
                                                                           13.17
                                                                            12.8
                                                                           12.69
                                                                           12.55
                                                                           12.65
                                                                           12.59
                                                                            12.4
                                                                           12.41
                                                                           12.56
                                                                           12.43
                                                                           12.48
                                                                           12.43
                                                                           12.48
                                                                            12.6
                                                                           12.48
                                                                           11.92
                                                                           11.37
                                                                           11.01
                                                                            8.15
                                                                            9.45
                                                                           10.71
                                                                           10.58
                                                                           10.86
                                                                           10.55
                                                                            9.43
                                                                            9.85
                                                                             9.1
                                                                            8.37
                                                                             9.5
                                                                             9.8
                                                                           10.35
                                                                           11.48
                                                                           11.32
                                                                           11.25
                                                                         11.5375
                                                                            11.8
                                                                           12.06
                                                                           11.28
                                                                           11.62
                                                                           11.19
                                                                            10.9
                                                                           11.16
                                                                           11.37
3/31/09                                                                    11.33

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3)   Excluding Euro Dollar Time Deposit.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NKO Performance OVERVIEW | Nuveen Insured New York Dividend Advantage Municipal Fund as of March 31, 2009

Credit Quality (as a % of total investments)(1,2,3)

                                  [PIE CHART]

Insured                                                                      85%
U.S. Guaranteed                                                               5%
FHA/FNMA/GNMA Guaranteed                                                      2%
AA (Uninsured)                                                                4%
BBB (Uninsured)                                                               4%

2008-2009 Monthly Tax-Free Dividends Per Common Share(5)

                                  [BAR CHART]

Apr                                                                 $      0.055
May                                                                        0.055
Jun                                                                        0.055
Jul                                                                        0.055
Aug                                                                        0.055
Sep                                                                        0.055
Oct                                                                        0.055
Nov                                                                        0.055
Dec                                                                        0.055
Jan                                                                        0.055
Feb                                                                        0.055
Mar                                                                        0.055

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

4/01/08                                                             $      13.25
                                                                           13.16
                                                                           13.21
                                                                           13.25
                                                                           13.29
                                                                           13.31
                                                                           13.43
                                                                           13.48
                                                                           13.57
                                                                           13.46
                                                                           13.46
                                                                            13.1
                                                                           12.95
                                                                           12.76
                                                                            12.9
                                                                           13.02
                                                                           13.01
                                                                           12.92
                                                                           12.85
                                                                           12.72
                                                                           12.82
                                                                           12.83
                                                                           12.89
                                                                           12.97
                                                                           12.64
                                                                           11.81
                                                                          11.246
                                                                         10.9299
                                                                            7.66
                                                                            9.54
                                                                            10.9
                                                                         10.7999
                                                                              11
                                                                            10.6
                                                                            9.02
                                                                            9.51
                                                                           9.108
                                                                            8.49
                                                                            9.59
                                                                            9.92
                                                                           10.31
                                                                           11.84
                                                                           11.46
                                                                           11.13
                                                                           11.56
                                                                            11.8
                                                                           11.93
                                                                           11.26
                                                                         11.7499
                                                                           11.22
                                                                         11.0001
                                                                           11.47
                                                                           11.57
3/31/09                                                                    11.54

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.54
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.86
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -16.74%
--------------------------------------------------------------------------------
Market Yield                                                               5.72%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                                8.52%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $   109,982
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            16.55
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.91
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                          8.76%             6.38%
--------------------------------------------------------------------------------
1-Year                                               -6.75%             1.07%
--------------------------------------------------------------------------------
5-Year                                                0.24%             2.96%
--------------------------------------------------------------------------------
Since
Inception                                             2.34%             5.38%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     27.6%
--------------------------------------------------------------------------------
Health Care                                                                16.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          13.5%
--------------------------------------------------------------------------------
Transportation                                                              9.7%
--------------------------------------------------------------------------------
Utilities                                                                   8.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.4%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             5.2%
--------------------------------------------------------------------------------
Other                                                                      10.8%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
AMBAC                                                                      26.7%
--------------------------------------------------------------------------------
MBIA                                                                       26.7%
--------------------------------------------------------------------------------
FGIC                                                                       21.9%
--------------------------------------------------------------------------------
FSA                                                                        20.4%
--------------------------------------------------------------------------------
Other                                                                       4.3%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Variable Rate Demand Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 -Insurance, for more information.

(3)   Excluding Euro Dollar Time Deposit.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(5) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0245 per share.

NRK Performance OVERVIEW | Nuveen Insured New York Tax-Free Advantage Municipal Fund as of March 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.69
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.76
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -15.04%
--------------------------------------------------------------------------------
Market Yield                                                               5.59%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                                8.33%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    48,260
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            13.58
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.17
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
--------------------------------------------------------------------------------
                                                ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                         4.56%             6.01%
--------------------------------------------------------------------------------
1-Year                                              -6.52%             1.04%
--------------------------------------------------------------------------------
5-Year                                               0.28%             3.31%
--------------------------------------------------------------------------------
Since
Inception                                            1.43%             4.49%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     30.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          14.8%
--------------------------------------------------------------------------------
Health Care                                                                14.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      5.3%
--------------------------------------------------------------------------------
Other                                                                      19.6%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                       32.9%
--------------------------------------------------------------------------------
AMBAC                                                                      30.6%
--------------------------------------------------------------------------------
FGIC                                                                       18.2%
--------------------------------------------------------------------------------
FSA                                                                         7.5%
--------------------------------------------------------------------------------
RAAI                                                                        4.5%
--------------------------------------------------------------------------------
AGC                                                                         4.0%
--------------------------------------------------------------------------------
Other                                                                       2.3%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1,2,3)

                                  [PIE CHART]

Insured                                                                      75%
U.S. Guaranteed                                                              17%
FHA/FNMA/GNMA Guaranteed                                                      1%
AA (Uninsured)                                                                4%
BBB (Uninsured)                                                               3%

2008-2009 Monthly Tax-Free Dividends Per Common Share(5)

                                  [BAR CHART]

Apr                                                                 $     0.0545
May                                                                       0.0545
Jun                                                                       0.0545
Jul                                                                       0.0545
Aug                                                                       0.0545
Sep                                                                       0.0545
Oct                                                                       0.0545
Nov                                                                       0.0545
Dec                                                                       0.0545
Jan                                                                       0.0545
Feb                                                                       0.0545
Mar                                                                       0.0545

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

4/01/08                                                             $      13.29
                                                                           13.47
                                                                           13.51
                                                                           13.51
                                                                           13.47
                                                                           13.48
                                                                            13.5
                                                                           13.52
                                                                           13.58
                                                                           13.48
                                                                           13.53
                                                                           13.19
                                                                            12.9
                                                                           13.22
                                                                           13.25
                                                                            13.4
                                                                            13.6
                                                                           13.45
                                                                           13.55
                                                                           13.23
                                                                          13.114
                                                                           13.02
                                                                           13.45
                                                                           13.56
                                                                          13.279
                                                                          12.532
                                                                            12.5
                                                                            11.8
                                                                            8.35
                                                                            9.77
                                                                              11
                                                                           11.08
                                                                           11.15
                                                                           11.04
                                                                           10.04
                                                                            10.3
                                                                            9.51
                                                                            8.82
                                                                         10.1501
                                                                           10.29
                                                                           10.47
                                                                           12.06
                                                                              12
                                                                         11.7212
                                                                            12.3
                                                                           12.31
                                                                           11.95
                                                                         11.0664
                                                                           11.55
                                                                            11.4
                                                                         11.0456
                                                                           11.15
                                                                          11.691
3/31/09                                                                    11.69

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3)   Excluding Euro Dollar Time Deposit.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(5) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0082 per share.

NQN | Nuveen New York Investment Quality Municipal Fund, Inc.
    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 15.4% (9.6% OF TOTAL
                 INVESTMENTS)
$        3,500   Dormitory Authority of the State of New York, Insured Revenue    7/09 at 101.00             AA-   $      3,275,545
                    Bonds, Culinary Institute of America, Series 1999, 5.000%,
                    7/01/22 - MBIA Insured
         6,500   Dormitory Authority of the State of New York, Insured Revenue    7/09 at 100.50             AA-          6,542,575
                    Bonds, New York Medical College, Series 1998, 5.000%,
                    7/01/21 - MBIA Insured
         2,000   Dormitory Authority of the State of New York, Insured Revenue    7/11 at 100.00             Aa2          2,069,080
                    Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/18 -
                    AMBAC Insured
         3,000   Dormitory Authority of the State of New York, Lease Revenue        No Opt. Call             AA-          3,165,450
                    Bonds, State University Dormitory Facilities, Series
                    2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA
                    GTY Insured
         1,730   Dormitory Authority of the State of New York, Lease Revenue      7/15 at 100.00             AA-          1,723,322
                    Bonds, State University Dormitory Facilities, Series
                    2004A, 5.000%, 7/01/29 - MBIA Insured
         2,080   Dormitory Authority of the State of New York, Lease Revenue      7/16 at 100.00             AA-          2,000,170
                    Bonds, State University Dormitory Facilities, Series
                    2006A, 5.000%, 7/01/31 - MBIA Insured
           550   Dormitory Authority of the State of New York, Revenue Bonds,     7/17 at 100.00             AA-            532,180
                    Barnard College, Series 2007A, 5.000%, 7/01/37 - FGIC
                    Insured
         1,150   Dormitory Authority of the State of New York, Revenue Bonds,     7/15 at 100.00            Baa1          1,024,489
                    Canisius College, Series 2005, 5.000%, 7/01/21 - MBIA
                    Insured
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 Rochester Institute of Technology, Series 2006A:
           575      5.250%, 7/01/20 - AMBAC Insured                                 No Opt. Call              A1            592,704
           460      5.250%, 7/01/21 - AMBAC Insured                                 No Opt. Call              A1            470,401
         4,500   Dormitory Authority of the State of New York, State and Local    7/15 at 100.00             AA-          4,810,545
                    Appropriation Lease Bonds, Upstate Community Colleges,
                    Series 2005A, 5.000%, 7/01/19 - FGIC Insured
         2,390   New York City Industrial Development Agency, New York, PILOT     1/17 at 100.00               A          1,839,774
                    Revenue Bonds, Queens Baseball Stadium Project, Series
                    2006, 5.000%, 1/01/46 - AMBAC Insured
                 New York City Industrial Development Authority, New York, PILOT
                 Revenue Bonds, Yankee Stadium Project, Series 2006:
           890      5.000%, 3/01/31 - FGIC Insured                                9/16 at 100.00            BBB-            718,275
         6,080      5.000%, 3/01/36 - MBIA Insured                                9/16 at 100.00             AA-          4,862,419
         3,685      4.500%, 3/01/39 - FGIC Insured                                9/16 at 100.00            BBB-          2,523,046
           740   New York State Dormitory Authority, Revenue Bonds, New York      7/17 at 100.00             Aa3            724,016
                    University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        39,830   Total Education and Civic Organizations                                                                 36,873,991
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 24.1% (15.1% OF TOTAL INVESTMENTS)
                 Dormitory Authority of the State of New York, FHA-Insured
                 Mortgage Hospital Revenue Bonds, Montefiore Medical
                 Center, Series 1999:
           650      5.250%, 8/01/19 - AMBAC Insured                               8/09 at 101.00               A            657,924
         4,000      5.500%, 8/01/38 - AMBAC Insured                               8/09 at 101.00               A          4,007,480
         7,080   Dormitory Authority of the State of New York, FHA-Insured        8/09 at 100.50               A          6,665,962
                    Mortgage Hospital Revenue Bonds, New York and Presbyterian
                    Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured
         1,780   Dormitory Authority of the State of New York, FHA-Insured        8/17 at 100.00             AAA          1,767,220
                    Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                    Series 2007, 5.000%, 8/15/27 - FSA Insured

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE (continued)
$        2,575   Dormitory Authority of the State of New York, FHA-Insured        2/15 at 100.00             AA-   $      2,457,786
                    Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                    5.000%, 8/01/29 - FGIC Insured
         3,535   Dormitory Authority of the State of New York, FHA-Insured        2/15 at 100.00             AA-          3,550,201
                    Revenue Bonds, Montefiore Medical Center, Series 2005,
                    5.000%, 2/01/22 - FGIC Insured
         1,500   Dormitory Authority of the State of New York, Hospital           7/09 at 101.00             AA-          1,429,980
                    Revenue Bonds, Catholic Health Services of Long Island
                    Obligated Group - St. Francis Hospital, Series 1999A,
                    5.500%, 7/01/22 - MBIA Insured
           935   Dormitory Authority of the State of New York, Housing              No Opt. Call             AA-            873,038
                    Revenue Bonds, Fashion Institute of Technology, Series
                    2007, 5.250%, 7/01/34 - FGIC Insured
         8,000   Dormitory Authority of the State of New York, Revenue Bonds,     7/09 at 101.00             AA-          7,352,319
                    Catholic Health Services of Long Island Obligated Group -
                    St. Charles Hospital and Rehabilitation Center, Series
                    1999A, 5.500%, 7/01/22 - MBIA Insured
         1,325   Dormitory Authority of the State of New York, Revenue Bonds,     7/17 at 100.00             AAA          1,353,355
                    Health Quest System Inc., Series 2007B, 5.250%, 7/01/27 -
                    AGC Insured
         6,000   Dormitory Authority of the State of New York, Revenue Bonds,     7/13 at 100.00              AA          6,171,720
                    Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                    5.000%, 7/01/21 - MBIA Insured
         2,035   Dormitory Authority of the State of New York, Revenue Bonds,     8/14 at 100.00             AAA          2,190,393
                    New York and Presbyterian Hospital, Series 2004A, 5.250%,
                    8/15/15 - FSA Insured
         1,805   Dormitory Authority of the State of New York, Revenue Bonds,     5/09 at 101.00             AA-          1,811,047
                    North Shore Health System Obligated Group, Series 1998,
                    5.000%, 11/01/23 - MBIA Insured
         1,585   Dormitory Authority of the State of New York, Revenue Bonds,     8/14 at 100.00             AAA          1,477,680
                    The New York and Presbyterian Hospital Project, Series
                    2007, 5.000%, 8/15/36 - FSA Insured
         8,525   Dormitory Authority of the State of New York, Revenue Bonds,     7/11 at 101.00               A          8,574,785
                    Winthrop South Nassau University Health System Obligated
                    Group, Series 2001B, 5.250%, 7/01/26 - AMBAC Insured
         2,000   New York City Health and Hospitals Corporation, New York,        8/09 at 101.00              A+          2,022,280
                    Health System Revenue Bonds, Series 1999A, 5.125%,
                    2/15/14 - AMBAC Insured
                 New York City Health and Hospitals Corporation, New York,
                 Health System Revenue Bonds, Series 2003A:
         3,150      5.250%, 2/15/21 - AMBAC Insured                               2/13 at 100.00              A+          3,184,272
         2,100      5.250%, 2/15/22 - AMBAC Insured                               2/13 at 100.00              A1          2,112,579
------------------------------------------------------------------------------------------------------------------------------------
        58,580   Total Health Care                                                                                       57,660,021
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/MULTIFAMILY - 5.4% (3.4% OF TOTAL INVESTMENTS)
                 New York City Housing Development Corporation, New York,
                 Capital Fund Program Revenue Bonds, Series 2005A:
         1,230      5.000%, 7/01/14 - FGIC Insured                                  No Opt. Call             AA+          1,327,514
         1,230      5.000%, 7/01/16 - FGIC Insured                                7/15 at 100.00             AA+          1,304,329
         5,740      5.000%, 7/01/25 - FGIC Insured (UB)                           7/15 at 100.00             AA+          5,751,767
           420   New York City, New York, Multifamily Housing Revenue Bonds,      1/17 at 100.00             AAA            350,112
                    Seaview Towers, Series 2006A, 4.750%, 7/15/39 - AMBAC
                    Insured (Alternative Minimum Tax)
            35   New York State Housing Finance Agency, FHA-Insured               8/09 at 100.00               A             35,075
                    Multifamily Housing Mortgage Revenue Bonds, Series 1994B,
                    6.250%, 8/15/14 - AMBAC Insured
                 New York State Housing Finance Agency, Mortgage Revenue
                 Refunding Bonds, Housing Project, Series 1996A:
         1,490      6.100%, 11/01/15 - FSA Insured                                5/09 at 100.00             AAA          1,495,588
         2,540      6.125%, 11/01/20 - FSA Insured                                5/09 at 100.00             AAA          2,542,032
------------------------------------------------------------------------------------------------------------------------------------
        12,685   Total Housing/Multifamily                                                                               12,806,417
------------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)
$        2,770   Syracuse Industrial Development Authority, New York, PILOT       1/17 at 100.00            BBB-   $      2,213,507
                    Mortgage Revenue Bonds, Carousel Center Project, Series
                    2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM CARE - 1.0% (0.6% OF TOTAL INVESTMENTS)
         3,000   Castle Rest Residential Healthcare Facility, Syracuse, New       8/09 at 100.00             AAA          2,458,410
                    York, FHA-Insured Mortgage Revenue Bonds, Series 1997A,
                    5.750%, 8/01/37
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 14.5% (9.1% OF TOTAL INVESTMENTS)
         3,000   Dormitory Authority of the State of New York, School            10/15 at 100.00             AA-          2,780,460
                    Districts Revenue Bond Financing Program, Peekskill City
                    School District, Series 2005D, 5.000%, 10/01/33 - MBIA
                    Insured
         1,200   Erie County, New York, General Obligation Bonds, Series          3/13 at 100.00            Baa2          1,210,704
                    2003A, 5.250%, 3/15/16 - FGIC Insured
           635   Erie County, New York, General Obligation Bonds, Series            No Opt. Call            Baa1            658,679
                    2004B, 5.250%, 4/01/13 - MBIA Insured
         2,000   Hempstead Town, New York, General Obligation Bonds, Series       1/11 at 101.00             Aa1          2,132,420
                    2001A, 5.250%, 1/15/14 - MBIA Insured
        10,735   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00               A          8,737,001
                    Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC Insured
         1,000   Monroe County, New York, General Obligation Public               3/12 at 100.00             AA-          1,023,780
                    Improvement Bonds, Series 2002, 5.000%, 3/01/16 - FGIC
                    Insured
         2,300   New York City, New York, General Obligation Bonds, Fiscal        3/15 at 100.00              AA          2,369,184
                    Series 2005J, 5.000%, 3/01/19 - FGIC Insured
                 New York City, New York, General Obligation Bonds, Tender
                 Option Bond Trust 1198:
         1,000      12.468%, 11/01/19 - FSA Insured (IF)                         11/14 at 100.00             AAA          1,105,570
           770      12.402%, 11/01/20 - FSA Insured (IF)                         11/14 at 100.00             AAA            839,369
                 Oneida County, New York, General Obligation Public
                 Improvement Bonds, Series 2000:
           500      5.375%, 4/15/18 - MBIA Insured                                4/09 at 102.00             AA-            511,445
           500      5.375%, 4/15/19 - MBIA Insured                                4/09 at 102.00             AA-            511,445
                 Pavilion Central School District, Genesee County, New York,
                 General Obligation Bonds, Series 2005:
         1,650      5.000%, 6/15/16 - FSA Insured                                 6/15 at 100.00             AAA          1,839,371
         1,815      5.000%, 6/15/18 - FSA Insured                                 6/15 at 100.00             AAA          1,959,601
         1,145   Three Village Central School District, Brookhaven and              No Opt. Call             Aa3          1,267,275
                    Smithtown, Suffolk County, New York, General Obligation
                    Bonds, Series 2005, 5.000%, 6/01/18 - FGIC Insured
         1,620   West Islip Union Free School District, Suffolk County, New      10/15 at 100.00             Aa3          1,811,273
                    York, General Obligation Bonds, Series 2005, 5.000%,
                    10/01/16 - FSA Insured
         6,110   Yonkers, New York, General Obligation Bonds, Series 2005A,       8/15 at 100.00             AA-          6,056,721
                    5.000%, 8/01/16 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        35,980   Total Tax Obligation/General                                                                            34,814,298
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 52.5% (32.9% OF TOTAL INVESTMENTS)
         2,250   Dormitory Authority of the State of New York, 853 Schools        7/09 at 100.50               A          2,263,095
                    Program Insured Revenue Bonds, St. Anne Institute,
                    Issue 2, Series 1998E, 5.000%, 7/01/18 - AMBAC Insured
         1,575   Dormitory Authority of the State of New York, Department of      7/15 at 100.00             AA-          1,597,475
                    Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 -
                    CIFG Insured
         1,340   Dormitory Authority of the State of New York, Insured            7/09 at 101.00               A          1,364,187
                    Revenue Bonds, 853 Schools Program - Anderson School,
                    Series 1999E, Issue 2, 5.750%, 7/01/19 - AMBAC Insured
         2,000   Dormitory Authority of the State of New York, Insured            7/09 at 101.00             AA-          2,038,920
                    Revenue Bonds, Special Act School District Program,
                    Series 1999, 5.750%, 7/01/19 - MBIA Insured
         1,000   Dormitory Authority of the State of New York, Lease Revenue      8/11 at 100.00             AAA          1,034,160
                    Bonds, Nassau County Board of Cooperative Educational
                    Services, Series 2001A, 5.250%, 8/15/21 - FSA Insured
         1,500   Dormitory Authority of the State of New York, Lease Revenue      8/14 at 100.00             AAA          1,521,840
                    Bonds, Wayne-Finger Lakes Board of Cooperative Education
                    Services, Series 2004, 5.000%, 8/15/23 - FSA Insured

    |  Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$        2,410   Dormitory Authority of the State of New York, Revenue Bonds,     7/14 at 100.00             AA-   $      2,481,529
                    Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                    FGIC Insured
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 Mental Health Services Facilities Improvements, Series
                 2005D-1:
         2,120      5.000%, 2/15/15 - FGIC Insured                                  No Opt. Call             AA-          2,244,444
         1,200      5.000%, 8/15/23 - FGIC Insured                                2/15 at 100.00             AA-          1,187,928
         4,600   Dormitory Authority of the State of New York, Revenue Bonds,    10/12 at 100.00             AA-          4,689,700
                    School Districts Financing Program, Series 2002D, 5.250%,
                    10/01/23 - MBIA Insured
         3,135   Dormitory Authority of the State of New York, Secured            8/09 at 100.75             AA-          3,136,912
                    Hospital Insured Revenue Bonds, Southside Hospital,
                    Series 1998, 5.000%, 2/15/25 - MBIA Insured
           375   Dormitory Authority of the State of New York, State Personal     3/15 at 100.00             AAA            395,993
                    Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                    FSA Insured
                 Erie County Industrial Development Agency, New York, School
                 Facility Revenue Bonds, Buffalo City School District, Series
                 2003:
         1,000      5.750%, 5/01/20 - FSA Insured                                 5/12 at 100.00             AAA          1,033,450
         1,200      5.750%, 5/01/22 - FSA Insured                                 5/12 at 100.00             AAA          1,231,560
                 Erie County Industrial Development Agency, New York, School
                 Facility Revenue Bonds, Buffalo City School District:
         1,290      5.750%, 5/01/26 - FSA Insured (UB)                            5/14 at 100.00             AAA          1,312,059
         1,780      5.750%, 5/01/27 - FSA Insured (UB)                            5/18 at 100.00             AAA          1,815,208
         5,630   Erie County Industrial Development Agency, New York, School      5/17 at 100.00             AAA          5,691,311
                    Facility Revenue Bonds, Buffalo City School District,
                    Series 2007A, 5.750%, 5/01/28 - FSA Insured (UB)
         6,000   Metropolitan Transportation Authority, New York, Dedicated      11/12 at 100.00             AAA          6,070,560
                    Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA
                    Insured
         2,760   Metropolitan Transportation Authority, New York, State           7/12 at 100.00             AA-          2,865,625
                    Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 -
                    MBIA Insured
                 Metropolitan Transportation Authority, New York, State
                 Service Contract Refunding Bonds, Series 2002A:
         1,250      5.500%, 1/01/19 - MBIA Insured                                7/12 at 100.00             AA-          1,291,125
         2,000      5.500%, 1/01/20 - MBIA Insured                                7/12 at 100.00             AA-          2,060,920
         2,000      5.000%, 7/01/25 - FGIC Insured                                7/12 at 100.00             AA-          1,969,240
         4,095      5.000%, 7/01/30 - AMBAC Insured                               7/12 at 100.00             AA-          3,984,926
         4,500   Metropolitan Transportation Authority, New York, State             No Opt. Call             AAA          5,072,085
                    Service Contract Refunding Bonds, Series 2008, 5.750%,
                    7/01/18 - FSA Insured (UB)
         4,820   Nassau County Interim Finance Authority, New York, Sales and       No Opt. Call             AAA          5,481,497
                    Use Tax Revenue Bonds, Series 2004H, 5.250%, 11/15/13 -
                    AMBAC Insured
                 Nassau County Interim Finance Authority, New York, Sales Tax
                 Secured Revenue Bonds, Series 2003A:
         2,115      5.000%, 11/15/18 - AMBAC Insured                             11/13 at 100.00             AAA          2,227,074
         1,305      4.750%, 11/15/21 - AMBAC Insured                             11/13 at 100.00             AAA          1,344,150
         1,305      4.750%, 11/15/22 - AMBAC Insured                             11/13 at 100.00             AAA          1,334,036
                 New York City Sales Tax Asset Receivable Corporation, New York,
                 Dedicated Revenue Bonds, Local Government Assistance
                 Corporation, Series 2004A:
         2,200      5.000%, 10/15/25 - MBIA Insured (UB)                         10/14 at 100.00             AAA          2,263,360
         1,600      5.000%, 10/15/26 - MBIA Insured (UB)                         10/14 at 100.00             AAA          1,636,448
         6,640      5.000%, 10/15/29 - AMBAC Insured (UB)                        10/14 at 100.00             AAA          6,706,998
         1,500      5.000%, 10/15/32 - AMBAC Insured (UB)                        10/14 at 100.00             AAA          1,507,170
         1,435   New York City Transitional Finance Authority, New York,          8/12 at 100.00             AAA          1,534,273
                    Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%,
                    8/01/20 - AMBAC Insured
         1,660   New York City Transitional Finance Authority, New York,          2/13 at 100.00             AAA          1,717,818
                    Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%,
                    2/01/22 - MBIA Insured

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$        2,000   New York City Transitional Finance Authority, New York,          2/14 at 100.00             AAA   $      2,112,280
                    Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%,
                    2/01/19 - SYNCORA GTY Insured
         3,910   New York City Transitional Finance Authority, New York,          2/13 at 100.00             AAA          4,011,934
                    Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                    5.000%, 2/01/22 - MBIA Insured
                 New York Convention Center Development Corporation, Hotel Fee
                 Revenue Bonds, Tender Option Bond Trust 3126:
           690      13.201%, 11/15/30 - AMBAC Insured (IF)                       11/15 at 100.00             AAA            707,305
         3,465      12.082%, 11/15/44 - AMBAC Insured (IF)                       11/15 at 100.00             AAA          3,323,178
         3,000   New York State Local Government Assistance Corporation,            No Opt. Call             AAA          3,322,290
                    Revenue Bonds, Series 2008, 5.250%, 4/01/16 - FSA Insured
                    (UB)
         1,500   New York State Thruway Authority, General Revenue Bonds,         7/15 at 100.00             AAA          1,478,925
                    Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)
                 New York State Thruway Authority, Highway and Bridge Trust Fund
                 Bonds, Second General, Series 2005B:
         7,350      5.500%, 4/01/20 - AMBAC Insured                                 No Opt. Call              AA          8,184,812
         1,500      5.000%, 4/01/21 - AMBAC Insured                              10/15 at 100.00              AA          1,558,395
         1,750   New York State Thruway Authority, State Personal Income Tax      9/14 at 100.00             AAA          1,777,160
                    Revenue Bonds, Series 2004A, 5.000%, 3/15/24 - AMBAC
                    Insured
                 New York State Tobacco Settlement Financing Corporation,
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1:
         6,300      5.250%, 6/01/20 - AMBAC Insured                               6/13 at 100.00             AA-          6,338,808
         1,000      5.250%, 6/01/21 - AMBAC Insured                               6/13 at 100.00             AA-          1,002,040
         4,500      5.250%, 6/01/22 - AMBAC Insured                               6/13 at 100.00             AA-          4,480,650
         1,000   New York State Urban Development Corporation, State              3/15 at 100.00             AAA            999,980
                    Personal  Income Tax Revenue Bonds, Series 2005B, 5.000%,
                    3/15/30 - FSA Insured
         1,000   Niagara Falls City School District, Niagara County, New          6/15 at 100.00             AAA            799,370
                    York, Certificates of Participation, High School
                    Facility, Series 2005, 5.000%, 6/15/28 - FSA Insured
         1,435   Suffolk County Industrial Development Agency, New York,         10/10 at 102.00              A2          1,503,794
                    Revenue Bonds, Hampton Bays Public Library, Series 1999A,
                    6.000%, 10/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       121,990   Total Tax Obligation/Limited                                                                           125,707,997
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 17.4% (10.9% OF TOTAL INVESTMENTS)
         2,000   Metropolitan Transportation Authority, New York,                11/12 at 100.00               A          2,046,860
                    Transportation Revenue Refunding Bonds, Series 2002A,
                    5.500%, 11/15/19 - AMBAC Insured
                 New York State Thruway Authority, General Revenue Bonds,
                 Series 2005F:
         1,955      5.000%, 1/01/20 - AMBAC Insured                               1/15 at 100.00              A+          2,029,994
         5,360      5.000%, 1/01/30 - AMBAC Insured                               1/15 at 100.00              A+          5,145,600
           710   New York State Thruway Authority, General Revenue Bonds,         1/18 at 100.00             AA-            713,948
                    Series 2007H, 5.000%, 1/01/25 - FGIC Insured
         2,300   Niagara Frontier Airport Authority, New York, Airport            4/09 at 101.00             AA-          1,997,872
                    Revenue Bonds, Buffalo Niagara International Airport,
                    Series 1999A, 5.625%, 4/01/29 - MBIA Insured (Alternative
                    Minimum Tax)
                 Port Authority of New York and New Jersey, Consolidated Revenue
                 Bonds, One Hundred Fortieth Series 2005:
         2,080      5.000%, 12/01/19 - FSA Insured                                6/15 at 101.00             AAA          2,255,136
         2,625      5.000%, 12/01/28 - SYNCORA GTY Insured                        6/15 at 101.00             AA-          2,633,558
         1,475      5.000%, 12/01/31 - SYNCORA GTY Insured                        6/15 at 101.00             AA-          1,466,976
           870   Port Authority of New York and New Jersey, Consolidated          8/17 at 100.00             AAA            856,637
                    Revenue Bonds, One Hundred Forty Eighth Series 2008,
                    Trust 2920, 17.447%, 8/15/32 - FSA Insured (IF)
         5,025   Port Authority of New York and New Jersey, Special Project       6/09 at 100.00             AA-          3,880,456
                    Bonds, JFK International Air Terminal LLC, Sixth Series
                    1997, 5.750%, 12/01/25 - MBIA Insured (Alternative
                    Minimum Tax)

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION (continued)
                 Puerto Rico Ports Authority, Revenue Bonds, Series 1991D:
$        3,840      7.000%, 7/01/14 - FGIC Insured (Alternative Minimum Tax)      7/09 at 100.00            BBB-   $      3,844,608
        11,500      6.000%, 7/01/21 - FGIC Insured (Alternative Minimum Tax)      7/09 at 100.00            BBB-         11,474,006
                 Triborough Bridge and Tunnel Authority, New York, Subordinate
                 Lien General Purpose Revenue Refunding Bonds, Series 2002E:
           780      5.500%, 11/15/20 - MBIA Insured                                 No Opt. Call             AA-            873,218
         2,300      5.250%, 11/15/22 - MBIA Insured                              11/12 at 100.00             AA-          2,359,731
------------------------------------------------------------------------------------------------------------------------------------
        42,820   Total Transportation                                                                                    41,578,600
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 8.4% (5.3% OF TOTAL INVESTMENTS) (4)
         3,655   Buffalo Municipal Water Finance Authority, New York, Water       7/09 at 101.00             AAA          3,743,378
                    System Revenue Bonds, Series 1999, 6.000%, 7/01/29
                    (Pre-refunded 7/01/09) - FSA Insured
                 Dormitory Authority of the State of New York, Improvement
                 Revenue Bonds, Mental Health Services Facilities, Series 2000D:
            65      5.875%, 2/15/16 (Pre-refunded 8/15/10) - FSA Insured          8/10 at 100.00         Aa3 (4)             69,661
            10      5.875%, 2/15/16 (Pre-refunded 8/15/10) - FSA Insured          8/10 at 100.00             AAA             10,713
                 Dormitory Authority of the State of New York, Improvement
                    Revenue Bonds, Mental Health Services Facilities, Series
                    2001B:
            75      5.500%, 8/15/19 (Pre-refunded 8/15/11) - MBIA Insured         8/11 at 100.00          AA (4)             83,051
            25      5.500%, 8/15/19 (Pre-refunded 8/15/11) - MBIA Insured         8/11 at 100.00          AA (4)             27,665
         1,200   Dormitory Authority of the State of New York, Insured            7/09 at 101.00          AA (4)          1,229,424
                    Revenue Bonds, Cooper Union, Series 1999, 6.250%, 7/01/29
                    (Pre-refunded 7/01/09) - MBIA Insured
           835   Dormitory Authority of the State of New York, Judicial             No Opt. Call             Aaa            996,330
                    Facilities Lease Revenue Bonds, Suffolk County Issue,
                    Series 1986, 7.375%, 7/01/16 - BIGI Insured (ETM)
           700   Jericho Union Free School District, Nassau County, New York,     8/09 at 101.00         Aa2 (4)            719,306
                    General Obligation Bonds, Series 2000, 5.600%, 8/01/18
                    (Pre-refunded 8/01/09) - MBIA Insured
           945   Metropolitan Transportation Authority, New York, Commuter        7/09 at 100.00           A (4)            953,382
                    Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                    AMBAC Insured (ETM)
         5,090   Metropolitan Transportation Authority, New York, Dedicated      10/15 at 100.00             AAA          5,968,992
                    Tax Fund Bonds, Series 1998A, 5.000%, 4/01/23
                    (Pre-refunded 10/01/15) - FGIC Insured
         1,000   Metropolitan Transportation Authority, New York, Dedicated      10/14 at 100.00             AAA          1,154,950
                    Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29
                    (Pre-refunded 10/01/14) - FSA Insured
         5,030   New York City Trust for Cultural Resources, New York,            7/09 at 101.00             AAA          5,148,507
                    Revenue Bonds, American Museum of Natural History, Series
                    1999A, 5.750%, 7/01/29 (Pre-refunded 7/01/09) - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        18,630   Total U.S. Guaranteed                                                                                   20,105,359
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 7.9% (4.9% OF TOTAL INVESTMENTS)
         2,500   Long Island Power Authority, New York, Electric System           9/11 at 100.00             AAA          2,501,025
                    General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 -
                    FSA Insured
         2,620   Long Island Power Authority, New York, Electric System           9/13 at 100.00              A3          2,683,745
                    General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 -
                    CIFG Insured
                 Long Island Power Authority, New York, Electric System
                 General Revenue Bonds, Series 2006A:
         4,540      5.000%, 12/01/23 - FGIC Insured                               6/16 at 100.00             AA-          4,535,006
         6,160      5.000%, 12/01/25 - FGIC Insured                               6/16 at 100.00             AA-          6,077,333
           625   Long Island Power Authority, New York, Electric System           6/16 at 100.00              A-            578,219
                    General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 -
                    CIFG Insured
         2,000   New York State Energy Research and Development Authority,        9/09 at 101.00             Aaa          1,623,680
                    Pollution Control Revenue Bonds, Rochester Gas and
                    Electric Corporation, Series 1998A, 5.950%, 9/01/33 -
                    MBIA Insured (Alternative Minimum Tax)
           760   Power Authority of the State of New York, General Revenue       11/15 at 100.00             Aa2            815,222
                    Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        19,205   Total Utilities                                                                                         18,814,230
------------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 7.3% (4.6% OF TOTAL INVESTMENTS)
                 New York City Municipal Water Finance Authority, New York,
                 Water and Sewer System Revenue Bonds:
$        5,030      5.000%, 6/15/27 - MBIA Insured (UB)                           6/15 at 100.00             AAA   $      5,061,639
         2,575      5.000%, 6/15/36 - MBIA Insured (UB)                           6/16 at 100.00             AAA          2,511,243
         1,660   New York City Municipal Water Finance Authority, New York,       6/10 at 101.00             AAA          1,770,041
                    Water and Sewerage System Revenue Bonds, Fiscal Series
                    2000B, 6.100%, 6/15/31 - MBIA Insured
         3,000   New York City Municipal Water Finance Authority, New York,       6/14 at 100.00             AAA          2,931,210
                    Water and Sewerage System Revenue Bonds, Fiscal Series
                    2004C, 5.000%, 6/15/35 - AMBAC Insured
         5,200   Suffolk County Water Authority, New York, Waterworks Revenue     6/15 at 100.00              AA          5,227,040
                    Bonds, Series 2005C, 5.000%, 6/01/28 - MBIA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
        17,465   Total Water and Sewer                                                                                   17,501,173
------------------------------------------------------------------------------------------------------------------------------------
$      372,955   Total Long-Term Municipal Bonds (cost $375,669,833) - 154.8%                                           370,534,003
                    (97.0% of Total Investments)
==============----------------------------------------------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS - 4.8% (3.0% OF TOTAL INVESTMENTS)

                 MUNICIPAL BONDS - 2.1% (1.3% OF TOTAL INVESTMENTS)

                 TAX OBLIGATION/LIMITED - 2.1% (1.3% OF TOTAL INVESTMENTS)
         5,000   Metropolitan Transportation Authority, New York, Dedicated       7/09 at 100.00             A-1          5,000,000
                    Tax Fund Bonds, Variable Rate Demand Revenue Obligations,
                    Series 2008A, 4.100%, 11/01/31 - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------

                 EURO DOLLAR TIME DEPOSIT - 2.7% (1.7% OF TOTAL INVESTMENTS)
         6,552   State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/09                 N/A             N/A          6,551,918
------------------------------------------------------------------------------------------------------------------------------------
$       11,552   Total Short-Term Investments (cost $11,551,918)                                                         11,551,918
==============----------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $387,221,751) - 159.6%                                                         382,085,921
                 -------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (14.8)%                                                                    (35,505,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.8%                                                                     4,333,744
                 -------------------------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation Value -                                                 (111,500,000)
                 (46.6)% (6)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    239,414,665
                 ===================================================================================================================

      Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.2%.

N/A   Not applicable.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

NVN | Nuveen New York Select Quality Municipal Fund, Inc.
    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 17.2% (10.8% OF TOTAL
                    INVESTMENTS)
$          500   Amherst Industrial Development Agency, New York, Revenue         8/10 at 102.00               A   $        514,425
                    Bonds, UBF Faculty/Student Housing Corporation,
                    University of Buffalo Lakeside Cottage Project, Series
                    2000B, 5.625%, 8/01/20 - AMBAC Insured
                 Amherst Industrial Development Agency, New York, Revenue Bonds,
                 UBF Faculty/Student Housing Corporation, University of
                 Buffalo Project, Series 2000A:
         1,315      5.625%, 8/01/20 - AMBAC Insured                               8/10 at 102.00               A          1,346,323
           610      5.750%, 8/01/25 - AMBAC Insured                               8/10 at 102.00               A            617,863
         2,500   Dormitory Authority of the State of New York, General              No Opt. Call             AA-          2,650,350
                    Revenue Bonds, New York University, Series 2001-1,
                    5.500%, 7/01/40 - AMBAC Insured
           695   Dormitory Authority of the State of New York, Insured            7/12 at 100.00              A2            740,147
                    Revenue Bonds, Fordham University, Series 2002, 5.000%,
                    7/01/18 - FGIC Insured
                 Dormitory Authority of the State of New York, Insured Revenue
                 Bonds, New York University, Series 2001-2:
         1,350      5.500%, 7/01/18 - AMBAC Insured                               7/11 at 100.00             AA-          1,418,621
           800      5.500%, 7/01/20 - AMBAC Insured                               7/11 at 100.00             AA-            840,664
           600      5.500%, 7/01/21 - AMBAC Insured                               7/11 at 100.00             AA-            630,498
         2,125   Dormitory Authority of the State of New York, Insured            7/11 at 100.00             Aa2          2,198,398
                    Revenue Bonds, Yeshiva University, Series 2001, 5.000%,
                    7/01/19 - AMBAC Insured
         2,000   Dormitory Authority of the State of New York, Lease Revenue        No Opt. Call             AA-          2,110,300
                    Bonds, State University Dormitory Facilities, Series
                    2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA
                    GTY Insured
         1,835   Dormitory Authority of the State of New York, Lease Revenue      7/15 at 100.00             AA-          1,827,917
                    Bonds, State University Dormitory Facilities, Series
                    2004A, 5.000%, 7/01/29 - MBIA Insured
         2,790   Dormitory Authority of the State of New York, Lease Revenue      7/16 at 100.00             AA-          2,682,920
                    Bonds, State University Dormitory Facilities, Series
                    2006A, 5.000%, 7/01/31 - MBIA Insured
           735   Dormitory Authority of the State of New York, Revenue Bonds,     7/17 at 100.00             AA-            711,186
                    Barnard College, Series 2007A, 5.000%, 7/01/37 - FGIC
                    Insured
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 Canisius College, Series 2000:
         1,000      5.100%, 7/01/20 - MBIA Insured                                7/11 at 101.00             AA-            965,220
         2,875      5.250%, 7/01/30 - MBIA Insured                                7/11 at 101.00             AA-          2,484,575
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 Rochester Institute of Technology, Series 2006A:
           775      5.250%, 7/01/20 - AMBAC Insured                                 No Opt. Call              A1            798,862
           620      5.250%, 7/01/21 - AMBAC Insured                                 No Opt. Call              A1            634,018
         3,545   Madison County Industrial Development Agency, New York,          7/15 at 100.00             AAA          3,523,411
                    Civic Facility Revenue Bonds, Colgate University, Tender
                    Option Bond Trust 3127, 12.362%, 7/01/40 - AMBAC Insured
                    (IF)
         1,000   Nassau County Industrial Development Agency, New York,           7/09 at 101.00             AA-          1,005,460
                    Revenue Refunding Bonds, Hofstra University, Series 1998,
                    5.000%, 7/01/23 - MBIA Insured
         7,250   New York City Industrial Development Agency, New York, Civic     7/09 at 101.00             AA-          6,724,738
                    Facility Revenue Bonds, Horace Mann School, Series 1998,
                    5.000%, 7/01/28 - MBIA Insured
           800   New York City Industrial Development Agency, New York,           1/19 at 100.00             AAA            861,648
                    Payment in Lieu of Taxes Revenue Bonds, Queens Baseball
                    Stadium Project, Series 2009, 6.375%, 1/01/39 - AGC
                    Insured

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS (continued)
                 New York City Industrial Development Agency, New York, PILOT
                 Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
$        2,000      5.000%, 1/01/36 - AMBAC Insured                               1/17 at 100.00               A   $      1,600,300
         3,200      5.000%, 1/01/46 - AMBAC Insured                               1/17 at 100.00               A          2,463,296
         1,905   New York City Industrial Development Agency, New York,           3/19 at 100.00             AAA          2,121,846
                    Revenue Bonds, Yankee Stadium Project Pilot, Series
                    2009A, 7.000%, 3/01/49 - AGC Insured
                 New York City Industrial Development Authority, New York,
                 PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
         1,195      5.000%, 3/01/31 - FGIC Insured                                9/16 at 100.00            BBB-            964,425
         9,735      5.000%, 3/01/36 - MBIA Insured                                9/16 at 100.00             AA-          7,785,469
         5,830      4.500%, 3/01/39 - FGIC Insured                                9/16 at 100.00            BBB-          3,991,684
           995   New York State Dormitory Authority, Revenue Bonds, New York      7/17 at 100.00             Aa3            973,508
                    University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        60,580   Total Education and Civic Organizations                                                                 55,188,072
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 20.7% (13.0% OF TOTAL INVESTMENTS)
         5,995   Dormitory Authority of the State of New York, FHA-Insured        8/09 at 100.00               A          5,913,048
                    Mortgage Hospital Revenue Bonds, Millard Fillmore
                    Hospitals, Series 1997, 5.375%, 2/01/32 - AMBAC Insured
         5,730   Dormitory Authority of the State of New York, FHA-Insured        8/09 at 101.00               A          5,740,715
                    Mortgage Hospital Revenue Bonds, Montefiore Medical
                    Center, Series 1999, 5.500%, 8/01/38 - AMBAC Insured
         3,000   Dormitory Authority of the State of New York, FHA-Insured        8/09 at 100.50               A          2,824,560
                    Mortgage Hospital Revenue Bonds, New York and
                    Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 -
                    AMBAC Insured
         2,385   Dormitory Authority of the State of New York, FHA-Insured        8/17 at 100.00             AAA          2,367,876
                    Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                    Series 2007, 5.000%, 8/15/27 - FSA Insured
         2,655   Dormitory Authority of the State of New York, FHA-Insured        2/15 at 100.00             AA-          2,534,144
                    Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                    5.000%, 8/01/29 - FGIC Insured
         6,500   Dormitory Authority of the State of New York, FHA-Insured        8/09 at 101.00               A          6,421,155
                    Mortgage Revenue Refunding Bonds, United Health Services,
                    Series 1997, 5.375%, 8/01/27 - AMBAC Insured
         1,000   Dormitory Authority of the State of New York, FHA-Insured        2/15 at 100.00             AA-          1,004,300
                    Revenue Bonds, Montefiore Medical Center, Series 2005,
                    5.000%, 2/01/22 - FGIC Insured
         6,430   Dormitory Authority of the State of New York, Hospital           7/09 at 101.00             AA-          5,778,577
                    Revenue Bonds, Catholic Health Services of Long Island
                    Obligated Group - St. Francis Hospital, Series 1999A,
                    5.500%, 7/01/24 - MBIA Insured
         1,235   Dormitory Authority of the State of New York, Housing              No Opt. Call             AA-          1,153,157
                    Revenue Bonds, Fashion Institute of Technology, Series
                    2007, 5.250%, 7/01/34 - FGIC Insured
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 Health Quest System Inc., Series 2007B:
           955      5.250%, 7/01/27 - AGC Insured                                 7/17 at 100.00             AAA            975,437
           825      5.125%, 7/01/37 - AGC Insured                                 7/17 at 100.00             AAA            805,085
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1:
         2,500      5.000%, 7/01/21 - MBIA Insured                                7/13 at 100.00              AA          2,571,550
         3,210      5.000%, 7/01/22 - MBIA Insured                                7/13 at 100.00              AA          3,280,588
         2,820   Dormitory Authority of the State of New York, Revenue Bonds,     8/14 at 100.00             AAA          3,035,335
                    New York and Presbyterian Hospital, Series 2004A, 5.250%,
                    8/15/15 - FSA Insured
         2,120   Dormitory Authority of the State of New York, Revenue Bonds,     8/14 at 100.00             AAA          1,976,455
                    The New York and Presbyterian Hospital Project, Series
                    2007, 5.000%, 8/15/36 - FSA Insured
        12,020   Dormitory Authority of the State of New York, Revenue Bonds,     7/11 at 101.00               A         12,090,195
                    Winthrop South Nassau University Health System Obligated
                    Group, Series 2001A, 5.250%, 7/01/26 - AMBAC Insured
         2,025   Dormitory Authority of the State of New York, Revenue Bonds,     7/11 at 101.00               A          1,987,052
                    Winthrop South Nassau University Health System Obligated
                    Group, Series 2001B, 5.250%, 7/01/31 - AMBAC Insured

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE (continued)
                 New York City Health and Hospitals Corporation, New York,
                 Health System Revenue Bonds, Series 2003A:
$        2,800      5.250%, 2/15/21 - AMBAC Insured                               2/13 at 100.00              A+   $      2,830,464
         3,065      5.250%, 2/15/22 - AMBAC Insured                               2/13 at 100.00              A1          3,083,359
------------------------------------------------------------------------------------------------------------------------------------
        67,270   Total Health Care                                                                                       66,373,052
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/MULTIFAMILY - 4.7% (3.0% OF TOTAL INVESTMENTS)
                 New York City Housing Development Corporation, New York,
                 Capital Fund Program Revenue Bonds, Series 2005A:
         1,470      5.000%, 7/01/14 - FGIC Insured                                  No Opt. Call             AA+          1,586,542
         1,470      5.000%, 7/01/16 - FGIC Insured                                7/15 at 100.00             AA+          1,558,832
         5,445      5.000%, 7/01/25 - FGIC Insured (UB)                           7/15 at 100.00             AA+          5,456,162
         1,801   New York City Housing Development Corporation, New York,         4/09 at 105.00               A          1,894,679
                    Multifamily Housing Revenue Bonds, Pass-Through
                    Certificates, Series 1991C, 6.500%, 2/20/19 - AMBAC
                    Insured
           540   New York City, New York, Multifamily Housing Revenue Bonds,      1/17 at 100.00             AAA            450,144
                    Seaview Towers, Series 2006A, 4.750%, 7/15/39 - AMBAC
                    Insured (Alternative Minimum Tax)
                 New York State Housing Finance Agency, Mortgage Revenue
                 Refunding Bonds, Housing Project, Series 1996A:
           755      6.100%, 11/01/15 - FSA Insured                                5/09 at 100.00             AAA            757,831
         3,380      6.125%, 11/01/20 - FSA Insured                                5/09 at 100.00             AAA          3,382,704
------------------------------------------------------------------------------------------------------------------------------------
        14,861   Total Housing/Multifamily                                                                               15,086,894
------------------------------------------------------------------------------------------------------------------------------------

                 INDUSTRIALS - 1.0% (0.6% OF TOTAL INVESTMENTS)
         3,715   Syracuse Industrial Development Authority, New York, PILOT       1/17 at 100.00            BBB-          2,968,657
                    Mortgage Revenue Bonds, Carousel Center Project, Series
                    2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM CARE - 2.3% (1.5% OF TOTAL INVESTMENTS)
         2,000   Babylon Industrial Development Agency, New York, Revenue         8/09 at 101.00              AA          2,056,360
                    Bonds, WSNCHS East Inc., Series 2000B, 6.000%, 8/01/24 -
                    MBIA Insured
         5,665   Dormitory Authority of the State of New York, FHA-Insured        8/11 at 101.00             AA-          5,433,415
                    Nursing Home Mortgage Revenue Bonds, Norwegian Christian
                    Home and Health Center, Series 2001, 5.200%, 8/01/36 -
                    MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         7,665   Total Long-Term Care                                                                                     7,489,775
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 16.1% (10.1% OF TOTAL INVESTMENTS)
         1,500   Erie County, New York, General Obligation Bonds, Series          3/13 at 100.00            Baa2          1,513,380
                    2003A, 5.250%, 3/15/16 - FGIC Insured
           745   Erie County, New York, General Obligation Bonds, Series            No Opt. Call            Baa1            772,781
                    2004B, 5.250%, 4/01/13 - MBIA Insured
         2,000   Erie County, New York, General Obligation Bonds, Series         12/15 at 100.00             AA-          2,163,320
                    2005A, 5.000%, 12/01/18 - MBIA Insured
        14,405   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00               A         11,723,939
                    Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC Insured
            45   New York City, New York, General Obligation Bonds, Fiscal        8/09 at 100.00             AAA             45,193
                    Series 1992C, 6.250%, 8/01/10 - FSA Insured
                 New York City, New York, General Obligation Bonds, Fiscal
                 Series 1998H:
         3,730      5.125%, 8/01/25 - MBIA Insured                                8/09 at 100.50              AA          3,733,693
         5,410      5.375%, 8/01/27 - MBIA Insured                                8/09 at 100.50              AA          5,423,038
         3,920   New York City, New York, General Obligation Bonds, Fiscal        4/09 at 101.00              AA          3,789,895
                    Series 1999I, 5.000%, 4/15/29 - MBIA Insured
         3,000   New York City, New York, General Obligation Bonds, Fiscal        8/10 at 101.00              AA          3,156,000
                    Series 2001D, 5.000%, 8/01/16 - FGIC Insured
         2,900   New York City, New York, General Obligation Bonds, Fiscal        3/15 at 100.00              AA          2,987,232
                    Series 2005J, 5.000%, 3/01/19 - FGIC Insured

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL (continued)
                 New York City, New York, General Obligation Bonds, Tender
                 Option Bond Trust 1198:
$        1,085      12.468%, 11/01/19 - FSA Insured (IF)                         11/14 at 100.00             AAA   $      1,199,543
           550      12.402%, 11/01/20 - FSA Insured (IF)                         11/14 at 100.00             AAA            599,550
                 Oneida County, New York, General Obligation Public
                 Improvement Bonds, Series 2000:
           100      5.375%, 4/15/18 - MBIA Insured                                4/09 at 102.00             AA-            102,289
           100      5.375%, 4/15/19 - MBIA Insured                                4/09 at 102.00             AA-            102,289
                 Rensselaer County, New York, General Obligation Bonds,
                 Series 1991:
           960      6.700%, 2/15/16 - AMBAC Insured                                 No Opt. Call             AA-          1,182,950
           960      6.700%, 2/15/17 - AMBAC Insured                                 No Opt. Call             AA-          1,171,661
           960      6.700%, 2/15/18 - AMBAC Insured                                 No Opt. Call             AA-          1,175,664
           960      6.700%, 2/15/19 - AMBAC Insured                                 No Opt. Call             AA-          1,182,528
           960      6.700%, 2/15/20 - AMBAC Insured                                 No Opt. Call             AA-          1,184,746
           747      6.700%, 2/15/21 - AMBAC Insured                                 No Opt. Call             AA-            923,382
                 Rochester, New York, General Obligation Bonds, Series 1999:
           735      5.250%, 10/01/20 - MBIA Insured                                 No Opt. Call             AA-            791,948
           735      5.250%, 10/01/21 - MBIA Insured                                 No Opt. Call             AA-            792,742
           730      5.250%, 10/01/22 - MBIA Insured                                 No Opt. Call             AA-            778,998
           730      5.250%, 10/01/23 - MBIA Insured                                 No Opt. Call             AA-            774,085
           730      5.250%, 10/01/24 - MBIA Insured                                 No Opt. Call             AA-            771,369
           730      5.250%, 10/01/25 - MBIA Insured                                 No Opt. Call             AA-            767,150
           725      5.250%, 10/01/26 - MBIA Insured                                 No Opt. Call             AA-            758,067
         2,190   Yonkers, New York, General Obligation Bonds, Series 2005B,       8/15 at 100.00             AA-          2,070,536
                    5.000%, 8/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        52,342   Total Tax Obligation/General                                                                            51,637,968
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 48.6% (30.6% OF TOTAL INVESTMENTS)
         7,145   Dormitory Authority of the State of New York, Insured            7/09 at 101.00             AA-          7,284,042
                    Revenue Bonds, Special Act School District Program,
                    Series 1999, 5.750%, 7/01/19 - MBIA Insured
         3,610   Dormitory Authority of the State of New York, Revenue Bonds,     7/14 at 100.00             AA-          3,717,145
                    Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                    FGIC Insured
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 Mental Health Services Facilities Improvements, Series
                    2005D-1:
           670      5.000%, 2/15/15 - FGIC Insured                                  No Opt. Call             AA-            709,329
         1,715      5.000%, 8/15/23 - FGIC Insured                                2/15 at 100.00             AA-          1,697,747
         7,925   Dormitory Authority of the State of New York, Revenue Bonds,    10/12 at 100.00             AA-          8,079,538
                    School Districts Financing Program, Series 2002D, 5.250%,
                    10/01/23 - MBIA Insured
         1,090   Dormitory Authority of the State of New York, State Personal     3/15 at 100.00             AAA          1,151,018
                    Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                    FSA Insured
                 Erie County Industrial Development Agency, New York, School
                 Facility Revenue Bonds, Buffalo City School District, Series
                 2003:
         1,230      5.750%, 5/01/20 - FSA Insured                                 5/12 at 100.00             AAA          1,271,144
         1,225      5.750%, 5/01/22 - FSA Insured                                 5/12 at 100.00             AAA          1,257,218
                 Erie County Industrial Development Agency, New York, School
                 Facility Revenue Bonds, Buffalo City School District:
         1,700      5.750%, 5/01/26 - FSA Insured (UB)                            5/14 at 100.00             AAA          1,729,070
         2,390      5.750%, 5/01/28 - FSA Insured (UB)                            5/18 at 100.00             AAA          2,418,537
         7,545   Erie County Industrial Development Agency, New York, School      5/17 at 100.00             AAA          7,627,165
                    Facility Revenue Bonds, Buffalo City School District,
                    Series 2007A, 5.750%, 5/01/28 - FSA Insured (UB)
         7,500   Metropolitan Transportation Authority, New York, Dedicated      11/12 at 100.00             AAA          7,588,200
                    Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA
                    Insured
         4,600   Metropolitan Transportation Authority, New York, State           7/12 at 100.00             AA-          4,776,042
                    Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 -
                    MBIA Insured

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
                 Metropolitan Transportation Authority, New York, State
                 Service Contract Refunding Bonds, Series 2002A:
$        3,000      5.500%, 1/01/19 - MBIA Insured                                7/12 at 100.00             AA-   $      3,098,700
         5,000      5.500%, 1/01/20 - MBIA Insured                                7/12 at 100.00             AA-          5,152,300
         2,375      5.000%, 7/01/25 - FGIC Insured                                7/12 at 100.00             AA-          2,338,473
         4,050      5.000%, 7/01/30 - AMBAC Insured                               7/12 at 100.00             AA-          3,941,136
         2,000   Metropolitan Transportation Authority, New York, State             No Opt. Call             AAA          2,254,260
                    Service Contract Refunding Bonds, Series 2008, 5.750%,
                    7/01/18 - FSA Insured (UB)
                 Nassau County Interim Finance Authority, New York, Sales Tax
                 Secured Revenue Bonds, Series 2003A:
         4,000      5.000%, 11/15/18 - AMBAC Insured                             11/13 at 100.00             AAA          4,211,960
         1,560      4.750%, 11/15/21 - AMBAC Insured                             11/13 at 100.00             AAA          1,606,800
         1,560      4.750%, 11/15/22 - AMBAC Insured                             11/13 at 100.00             AAA          1,594,710
                 New York City Sales Tax Asset Receivable Corporation, New York,
                 Dedicated Revenue Bonds, Local Government Assistance
                 Corporation, Series 2004A:
         3,640      5.000%, 10/15/25 - MBIA Insured (UB)                         10/14 at 100.00             AAA          3,744,832
         1,960      5.000%, 10/15/26 - MBIA Insured (UB)                         10/14 at 100.00             AAA          2,004,649
         5,420      5.000%, 10/15/29 - AMBAC Insured (UB)                        10/14 at 100.00             AAA          5,474,688
         1,500      5.000%, 10/15/32 - AMBAC Insured (UB)                        10/14 at 100.00             AAA          1,507,170
         5,600   New York City Transitional Finance Authority, New York,          1/17 at 100.00             AA-          5,356,288
                    Building Aid Revenue Bonds, Fiscal Series 2007S-2,
                    5.000%, 1/15/28 - FGIC Insured
                 New York City Transitional Finance Authority, New York, Future
                 Tax Secured Bonds, Fiscal Series 2002B:
         2,820      5.250%, 5/01/16 - MBIA Insured                               11/11 at 101.00             AAA          3,047,489
         1,000      5.250%, 5/01/17 - MBIA Insured                               11/11 at 101.00             AAA          1,080,670
         5,930   New York City Transitional Finance Authority, New York,          8/12 at 100.00             AAA          6,266,528
                    Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%,
                    8/01/21 - AMBAC Insured
         3,160   New York City Transitional Finance Authority, New York,          2/13 at 100.00             AAA          3,270,063
                    Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%,
                    2/01/22 - MBIA Insured
         2,000   New York City Transitional Finance Authority, New York,          2/14 at 100.00             AAA          2,112,280
                    Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%,
                    2/01/19 - SYNCORA GTY Insured
         3,500   New York City Transitional Finance Authority, New York,          2/13 at 100.00             AAA          3,591,245
                    Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                    5.000%, 2/01/22 - MBIA Insured
                 New York Convention Center Development Corporation, Hotel Fee
                 Revenue Bonds, Tender Option Bond Trust 3126:
           820      13.201%, 11/15/30 - AMBAC Insured (IF)                       11/15 at 100.00             AAA            840,566
         4,290      12.082%, 11/15/44 - AMBAC Insured (IF)                       11/15 at 100.00             AAA          4,114,410
                 New York State Municipal Bond Bank Agency, Buffalo, Special
                 Program Revenue Bonds, Series 2001A:
           875      5.125%, 5/15/19 - AMBAC Insured                               5/11 at 100.00               A            905,433
           920      5.125%, 5/15/20 - AMBAC Insured                               5/11 at 100.00               A            948,456
           965      5.250%, 5/15/21 - AMBAC Insured                               5/11 at 100.00               A            990,804
         1,015      5.250%, 5/15/22 - AMBAC Insured                               5/11 at 100.00               A          1,044,902
         1,650   New York State Thruway Authority, General Revenue Bonds,         7/15 at 100.00             AAA          1,626,818
                    Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)
         1,000   New York State Thruway Authority, Highway and Bridge Trust       4/14 at 100.00              AA          1,044,180
                    Fund Bonds, Second Genera1 Series 2004, 5.000%, 4/01/22 -
                    MBIA Insured
                 New York State Thruway Authority, Highway and Bridge Trust Fund
                 Bonds, Second General, Series 2005B:
         8,455      5.500%, 4/01/20 - AMBAC Insured                                 No Opt. Call              AA          9,415,317
         1,500      5.000%, 4/01/21 - AMBAC Insured                              10/15 at 100.00              AA          1,558,395
         1,000   New York State Thruway Authority, State Personal Income Tax      9/14 at 100.00             AAA          1,015,520
                    Revenue Bonds, Series 2004A, 5.000%, 3/15/24 - AMBAC
                    Insured

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
                 New York State Tobacco Settlement Financing Corporation,
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1:
$       11,100      5.250%, 6/01/20 - AMBAC Insured                               6/13 at 100.00             AA-   $     11,168,374
         1,000      5.250%, 6/01/21 - AMBAC Insured                               6/13 at 100.00             AA-          1,002,040
         4,565      5.250%, 6/01/22 - AMBAC Insured                               6/13 at 100.00             AA-          4,545,371
           500   New York State Urban Development Corporation, State Personal     3/15 at 100.00             AAA            499,990
                    Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 -
                    FSA Insured
         4,000   Puerto Rico Highway and Transportation Authority, Highway          No Opt. Call             AAA          4,123,920
                    Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 -
                    FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       152,075   Total Tax Obligation/Limited                                                                           155,804,932
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 9.0% (5.6% OF TOTAL INVESTMENTS)
                 Metropolitan Transportation Authority, New York,
                 Transportation Revenue Refunding Bonds, Series 2002A:
         6,000      5.500%, 11/15/18 - AMBAC Insured                             11/12 at 100.00               A          6,180,180
         2,000      5.125%, 11/15/22 - FGIC Insured                              11/12 at 100.00             AA-          2,006,620
                 Metropolitan Transportation Authority, New York,
                 Transportation Revenue Refunding Bonds, Series 2002E:
         1,335      5.500%, 11/15/21 - MBIA Insured                              11/12 at 100.00             AA-          1,378,187
         4,575      5.000%, 11/15/25 - MBIA Insured                              11/12 at 100.00             AA-          4,559,399
                 New York State Thruway Authority, General Revenue Bonds,
                 Series 2005F:
         2,625      5.000%, 1/01/20 - AMBAC Insured                               1/15 at 100.00              A+          2,725,695
           425      5.000%, 1/01/30 - AMBAC Insured                               1/15 at 100.00              A+            408,000
           955   New York State Thruway Authority, General Revenue Bonds,         1/18 at 100.00             AA-            960,310
                    Series 2007H, 5.000%, 1/01/25 - FGIC Insured
         2,500   Niagara Frontier Airport Authority, New York, Airport            4/09 at 101.00             AA-          2,171,600
                    Revenue Bonds, Buffalo Niagara International Airport,
                    Series 1999A, 5.625%, 4/01/29 - MBIA Insured (Alternative
                    Minimum Tax)
         1,675   Port Authority of New York and New Jersey, Consolidated          6/15 at 101.00             AA-          1,665,888
                    Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%,
                     12/01/31 - SYNCORA GTY Insured
         1,170   Port Authority of New York and New Jersey, Consolidated          8/17 at 100.00             AAA          1,152,029
                    Revenue Bonds, One Hundred Forty Eighth Series 2008,
                    Trust 2920, 17.447%, 8/15/32 - FSA Insured (IF)
                 Triborough Bridge and Tunnel Authority, New York,
                 Subordinate Lien General Purpose Revenue Refunding Bonds,
                 Series 2002E:
         1,570      5.500%, 11/15/20 - MBIA Insured                                 No Opt. Call             AA-          1,757,631
         3,800      5.250%, 11/15/22 - MBIA Insured                              11/12 at 100.00             AA-          3,898,686
------------------------------------------------------------------------------------------------------------------------------------
        28,630   Total Transportation                                                                                    28,864,225
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 14.6% (9.2% OF TOTAL INVESTMENTS) (4)
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 University of Rochester, Series 2000A:
         2,495      0.000%, 7/01/19 (Pre-refunded 7/01/10) - MBIA Insured         7/10 at 101.00          AA (4)          2,479,157
         1,870      0.000%, 7/01/21 (Pre-refunded 7/01/10) - MBIA Insured         7/10 at 101.00          AA (4)          1,858,126
           505   Dormitory Authority of the State of New York, Suffolk            4/09 at 106.84        Baa1 (4)            669,150
                    County, Lease Revenue Bonds, Judicial Facilities, Series
                    1991A, 9.500%, 4/15/14 (ETM)
                 Erie County, New York, General Obligation Bonds, Series 1999A:
           700      5.500%, 10/01/17 (Pre-refunded 10/01/09) - FGIC Insured      10/09 at 101.00        Baa2 (4)            725,109
           700      5.250%, 10/01/19 (Pre-refunded 10/01/09) - FGIC Insured      10/09 at 101.00        Baa2 (4)            724,234
                 Longwood Central School District, Suffolk County, New York,
                 Series 2000:
         1,000      5.750%, 6/15/19 (Pre-refunded 6/15/11) - FGIC Insured         6/11 at 101.00          A2 (4)          1,112,890
         1,000      5.750%, 6/15/20 (Pre-refunded 6/15/11) - FGIC Insured         6/11 at 101.00          A2 (4)          1,112,890
         4,695   Metropolitan Transportation Authority, New York, Commuter        7/11 at 100.00         N/R (4)          5,148,255
                    Facilities Revenue Bonds, Series 1998A, 5.250%, 7/01/28
                    (Pre-refunded 7/01/11) - FGIC Insured

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED (4) (continued)
$       11,000   Metropolitan Transportation Authority, New York, Dedicated      10/15 at 100.00             AAA   $     12,733,487
                    Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28
                    (Pre-refunded 10/01/15) - FGIC Insured
                 Metropolitan Transportation Authority, New York, Dedicated
                 Tax Fund Bonds, Series 1999A:
         4,000      5.000%, 4/01/17 (Pre-refunded 10/01/14) - FSA Insured        10/14 at 100.00             AAA          4,619,800
         3,250      5.000%, 4/01/29 (Pre-refunded 10/01/14) - FSA Insured        10/14 at 100.00             AAA          3,753,588
           820   New York City Transitional Finance Authority, New York,          8/12 at 100.00             AAA            928,904
                    Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%,
                    8/01/21 (Pre-refunded 8/01/12) - AMBAC Insured
         1,075   New York City Trust for Cultural Resources, New York,            7/09 at 101.00             AAA          1,100,327
                    Revenue Bonds, American Museum of Natural History, Series
                    1999A, 5.750%, 7/01/29 (Pre-refunded 7/01/09) - AMBAC
                    Insured
         3,000   New York State Thruway Authority, Highway and Bridge Trust       4/12 at 100.00             AAA          3,362,160
                    Fund Bonds, Series 2002A, 5.250%, 4/01/19 (Pre-refunded
                    4/01/12) - FSA Insured
         6,000   New York State Urban Development Corporation, Service            1/11 at 100.00             AAA          6,435,300
                    Contract Revenue Bonds, Correctional Facilities, Series
                    2000C, 5.125%, 1/01/23 (Pre-refunded 1/01/11) - FSA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        42,110   Total U.S. Guaranteed                                                                                   46,763,377
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 11.3% (7.1% OF TOTAL INVESTMENTS)
                 Long Island Power Authority, New York, Electric System
                 General Revenue Bonds, Series 2000A:
         4,000      0.000%, 6/01/24 - FSA Insured                                   No Opt. Call             AAA          1,856,960
         4,000      0.000%, 6/01/25 - FSA Insured                                   No Opt. Call             AAA          1,722,480
        15,000      0.000%, 6/01/26 - FSA Insured                                   No Opt. Call             AAA          6,039,750
         3,000      0.000%, 6/01/27 - FSA Insured                                   No Opt. Call             AAA          1,129,500
         4,500      0.000%, 6/01/28 - FSA Insured                                   No Opt. Call             AAA          1,572,975
         3,000      0.000%, 6/01/29 - FSA Insured                                   No Opt. Call             AAA            973,380
         3,000   Long Island Power Authority, New York, Electric System           9/11 at 100.00             AAA          3,001,230
                    General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 -
                    FSA Insured
                 Long Island Power Authority, New York, Electric System
                 General Revenue Bonds, Series 2006A:
         6,010      5.000%, 12/01/23 - FGIC Insured                               6/16 at 100.00             AA-          6,003,389
         7,735      5.000%, 12/01/25 - FGIC Insured                               6/16 at 100.00             AA-          7,631,196
           750   Long Island Power Authority, New York, Electric System           6/16 at 100.00              A-            693,863
                    General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 -
                    CIFG Insured
         6,000   New York State Energy Research and Development Authority,        9/09 at 101.00             Aaa          4,871,040
                    Pollution Control Revenue Bonds, Rochester Gas and
                    Electric Corporation, Series 1998A, 5.950%, 9/01/33 -
                    MBIA Insured (Alternative Minimum Tax)
           650   Power Authority of the State of New York, General Revenue       11/15 at 100.00             Aa2            697,229
                    Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        57,645   Total Utilities                                                                                         36,192,992
------------------------------------------------------------------------------------------------------------------------------------

                 WATER AND SEWER - 7.2% (4.5% OF TOTAL INVESTMENTS)
                 New York City Municipal Water Finance Authority, New York,
                 Water and Sewer System Revenue Bonds:
         5,920      5.000%, 6/15/27 - MBIA Insured (UB)                           6/15 at 100.00             AAA          5,957,237
         3,455      5.000%, 6/15/36 - MBIA Insured (UB)                           6/16 at 100.00             AAA          3,369,454
         1,245   New York City Municipal Water Finance Authority, New York,       6/10 at 101.00             AAA          1,327,531
                    Water and Sewerage System Revenue Bonds, Fiscal Series
                    2000B, 6.100%, 6/15/31 - MBIA Insured
         1,225   New York City Municipal Water Finance Authority, New York,       6/10 at 101.00             AAA          1,304,748
                    Water and Sewerage System Revenue Bonds, Fiscal Series
                    2000B, 6.000%, 6/15/33 (Mandatory put 6/15/10) - MBIA
                    Insured
         3,000   New York City Municipal Water Finance Authority, New York,       6/14 at 100.00             AAA          2,931,210
                    Water and Sewerage System Revenue Bonds, Fiscal Series
                    2004C, 5.000%, 6/15/35 - AMBAC Insured

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)
$        7,100   Suffolk County Water Authority, New York, Waterworks Revenue     6/15 at 100.00              AA   $      7,136,920
                    Bonds, Series 2005C, 5.000%, 6/01/28 - MBIA Insured
         2,230   Upper Mohawk Valley Regional Water Finance Authority, New          No Opt. Call              A3          1,050,866
                    York, Water System Revenue Bonds, Series 2000, 0.000%,
                    4/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        24,175   Total Water and Sewer                                                                                   23,077,966
------------------------------------------------------------------------------------------------------------------------------------
$      511,068   Total Long-Term Municipal Bonds (cost $490,431,753) - 152.7%                                           489,447,910
                    (96.0% of Total Investments)
==============----------------------------------------------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS - 6.3% (4.0% OF TOTAL INVESTMENTS)

                 MUNICIPAL BONDS - 1.5% (1.0% OF TOTAL INVESTMENTS)

                 TAX OBLIGATION/LIMITED - 1.5% (1.0% OF TOTAL INVESTMENTS)
         5,000   Metropolitan Transportation Authority, New York, Dedicated       7/09 at 100.00             A-1          5,000,000
                    Tax Fund Bonds, Variable Rate Demand Revenue Obligations,
                    Series 2008A, 4.100%, 11/01/31 - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------

                 EURO DOLLAR TIME DEPOSIT - 4.8% (3.0% OF TOTAL INVESTMENTS)

        15,256   State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/09                 N/A             N/A         15,255,700
------------------------------------------------------------------------------------------------------------------------------------
$       20,256   Total Short-Term Investments (cost $20,255,700)                                                         20,255,700
==============----------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $510,687,453) - 159.0%                                                         509,703,610
                 -------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (9.9)%                                                                     (31,765,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.0%                                                                     6,626,693
                 -------------------------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation Value -                                                 (163,900,000)
                 (51.1)% (6)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    320,665,303
                 ===================================================================================================================

      Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.2%.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

NUN | Nuveen New York Quality Income Municipal Fund, Inc.
    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 20.7% (13.0% OF TOTAL
                    INVESTMENTS)
$          500   Amherst Industrial Development Agency, New York, Revenue         8/10 at 102.00               A   $        514,425
                    Bonds, UBF Faculty/Student Housing Corporation,
                    University of Buffalo Lakeside Cottage Project, Series
                    2000B, 5.625%, 8/01/20 - AMBAC Insured
                 Amherst Industrial Development Agency, New York, Revenue Bonds,
                 UBF Faculty/Student Housing Corporation, University of
                 Buffalo Project, Series 2000A:
         1,065      5.625%, 8/01/20 - AMBAC Insured                               8/10 at 102.00               A          1,090,368
           610      5.750%, 8/01/25 - AMBAC Insured                               8/10 at 102.00               A            617,863
         6,000   Dormitory Authority of the State of New York, Consolidated         No Opt. Call              AA          6,375,600
                    Revenue Bonds, City University System, Series 1993A,
                    5.750%, 7/01/13 - MBIA Insured
         1,000   Dormitory Authority of the State of New York, General              No Opt. Call             AA-          1,060,140
                    Revenue Bonds, New York University, Series 2001-1,
                    5.500%, 7/01/40 - AMBAC Insured
           670   Dormitory Authority of the State of New York, Insured            7/12 at 100.00              A2            686,696
                    Revenue Bonds, Fordham University, Series 2002, 5.000%,
                    7/01/19 - FGIC Insured
         2,750   Dormitory Authority of the State of New York, Insured            7/11 at 100.00             Aa2          2,750,935
                    Revenue Bonds, Yeshiva University, Series 2001, 5.000%,
                    7/01/26 - AMBAC Insured
         2,000   Dormitory Authority of the State of New York, Lease Revenue        No Opt. Call             AA-          2,110,300
                    Bonds, State University Dormitory Facilities, Series
                    2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA
                    GTY Insured
         2,320   Dormitory Authority of the State of New York, Lease Revenue      7/15 at 100.00             AA-          2,311,045
                    Bonds, State University Dormitory Facilities, Series
                    2004A, 5.000%, 7/01/29 - MBIA Insured
         2,830   Dormitory Authority of the State of New York, Lease Revenue      7/16 at 100.00             AA-          2,721,385
                    Bonds, State University Dormitory Facilities, Series
                    2006A, 5.000%, 7/01/31 - MBIA Insured
           745   Dormitory Authority of the State of New York, Revenue Bonds,     7/17 at 100.00             AA-            720,862
                    Barnard College, Series 2007A, 5.000%, 7/01/37 - FGIC
                    Insured
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 Rochester Institute of Technology, Series 2006A:
           800      5.250%, 7/01/20 - AMBAC Insured                                 No Opt. Call              A1            824,632
           640      5.250%, 7/01/21 - AMBAC Insured                                 No Opt. Call              A1            654,470
         4,000   Dormitory Authority of the State of New York, Revenue Bonds,       No Opt. Call             AAA          4,627,520
                    State University Educational Facilities, 1989 Resolution,
                    Series 2000C, 5.750%, 5/15/16 - FSA Insured
         1,915   Dormitory Authority of the State of New York, Second General       No Opt. Call             AAA          2,135,627
                    Resolution Consolidated Revenue Bonds, City University
                    System, Series 1993A, 5.750%, 7/01/18 - FSA Insured
         2,000   Dormitory Authority of the State of New York, Third General      7/09 at 101.00             AA-          2,000,320
                    Resolution Consolidated Revenue Bonds, City University
                    System, Series 1998-1, 5.000%, 7/01/26 - FGIC Insured
           705   Madison County Industrial Development Agency, New York,          7/15 at 100.00             AAA            700,707
                    Civic Facility Revenue Bonds, Colgate University, Tender
                    Option Bond Trust 3127, 12.362%, 7/01/40 - AMBAC Insured
                    (IF)
         6,415   Nassau County Industrial Development Agency, New York,           7/09 at 101.00             AA-          6,450,026
                    Revenue Refunding Bonds, Hofstra University, Series 1998,
                    5.000%, 7/01/23 - MBIA Insured
         4,775   New York City Industrial Development Agency, New York, Civic     6/09 at 100.00             AA-          4,643,735
                    Facility Revenue Bonds, Trinity Episcopal School, Series
                    1997, 5.250%, 6/15/27 - MBIA Insured

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS (continued)
                 New York City Industrial Development Agency, New York, PILOT
                 Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
$        2,000      5.000%, 1/01/36 - AMBAC Insured                               1/17 at 100.00               A   $      1,600,300
         3,240      5.000%, 1/01/46 - AMBAC Insured                               1/17 at 100.00               A          2,494,087
                 New York City Industrial Development Authority, New York, PILOT
                 Revenue Bonds, Yankee Stadium Project, Series 2006:
         1,215      5.000%, 3/01/31 - FGIC Insured                                9/16 at 100.00            BBB-            980,566
         9,840      5.000%, 3/01/36 - MBIA Insured                                9/16 at 100.00             AA-          7,869,442
         5,910      4.500%, 3/01/39 - FGIC Insured                                9/16 at 100.00            BBB-          4,046,459
         6,250   New York City Trust for Cultural Resources, New York,            7/09 at 100.00             Aa2          6,267,750
                    Revenue Refunding Bonds, Museum of Modern Art, Series
                    1996A, 5.500%, 1/01/21 - AMBAC Insured
         1,005   New York State Dormitory Authority, Revenue Bonds, New York      7/17 at 100.00             Aa3            983,292
                    University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        71,200   Total Education and Civic Organizations                                                                 67,238,552
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 16.4% (10.2% OF TOTAL INVESTMENTS)
         3,995   Dormitory Authority of the State of New York, FHA-Insured        8/09 at 100.00               A          3,940,388
                    Mortgage Hospital Revenue Bonds, Millard Fillmore
                    Hospitals, Series 1997, 5.375%, 2/01/32 - AMBAC Insured
         7,000   Dormitory Authority of the State of New York, FHA-Insured        8/09 at 100.50               A          6,590,640
                    Mortgage Hospital Revenue Bonds, New York and
                    Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 -
                    AMBAC Insured
         2,420   Dormitory Authority of the State of New York, FHA-Insured        8/17 at 100.00             AAA          2,402,624
                    Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                    Series 2007, 5.000%, 8/15/27 - FSA Insured
         2,700   Dormitory Authority of the State of New York, FHA-Insured        2/15 at 100.00             AA-          2,577,096
                    Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                    5.000%, 8/01/29 - FGIC Insured
         1,000   Dormitory Authority of the State of New York, FHA-Insured        2/15 at 100.00             AA-          1,004,300
                    Revenue Bonds, Montefiore Medical Center, Series 2005,
                    5.000%, 2/01/22 - FGIC Insured
         9,000   Dormitory Authority of the State of New York, Hospital           7/09 at 101.00             AA-          8,088,210
                    Revenue Bonds, Catholic Health Services of Long Island
                    Obligated Group - St. Francis Hospital, Series 1999A,
                    5.500%, 7/01/24 - MBIA Insured
         1,265   Dormitory Authority of the State of New York, Housing              No Opt. Call             AA-          1,181,168
                    Revenue Bonds, Fashion Institute of Technology, Series
                    2007, 5.250%, 7/01/34 - FGIC Insured
         1,800   Dormitory Authority of the State of New York, Revenue Bonds,     7/17 at 100.00             AAA          1,756,548
                    Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 -
                    AGC Insured
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1:
         2,500      5.000%, 7/01/21 - MBIA Insured                                7/13 at 100.00              AA          2,571,550
         3,300      5.000%, 7/01/22 - MBIA Insured                                7/13 at 100.00              AA          3,372,567
         2,635   Dormitory Authority of the State of New York, Revenue Bonds,     8/14 at 100.00             AAA          2,836,209
                    New York and Presbyterian Hospital, Series 2004A, 5.250%,
                    8/15/15 - FSA Insured
         2,150   Dormitory Authority of the State of New York, Revenue Bonds,     8/14 at 100.00             AAA          2,004,424
                    The New York and Presbyterian Hospital Project, Series
                    2007, 5.000%, 8/15/36 - FSA Insured
         9,000   Dormitory Authority of the State of New York, Revenue Bonds,     7/11 at 101.00               A          8,831,340
                    Winthrop South Nassau University Health System Obligated
                    Group, Series 2001B, 5.250%, 7/01/31 - AMBAC Insured
                 New York City Health and Hospitals Corporation, New York,
                 Health System Revenue Bonds, Series 2003A:
         2,800      5.250%, 2/15/21 - AMBAC Insured                               2/13 at 100.00              A+          2,830,464
         3,065      5.250%, 2/15/22 - AMBAC Insured                               2/13 at 100.00              A1          3,083,359
------------------------------------------------------------------------------------------------------------------------------------
        54,630   Total Health Care                                                                                       53,070,887
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 3.8% (2.4% OF TOTAL INVESTMENTS)
                 New York City Housing Development Corporation, New York,
                 Capital Fund Program Revenue Bonds, Series 2005A:
$        1,500      5.000%, 7/01/14 - FGIC Insured                                  No Opt. Call             AA+   $       1,618,920
         1,500      5.000%, 7/01/16 - FGIC Insured                                7/15 at 100.00             AA+           1,590,645
         5,515      5.000%, 7/01/25 - FGIC Insured (UB)                           7/15 at 100.00             AA+           5,526,306
         1,498   New York City Housing Development Corporation, New York,         4/09 at 105.00               A           1,575,741
                    Multifamily Housing Revenue Bonds, Pass-Through
                    Certificates, Series 1991C, 6.500%, 2/20/19 - AMBAC Insured
           560   New York City, New York, Multifamily Housing Revenue Bonds,      1/17 at 100.00             AAA             466,816
                    Seaview Towers, Series 2006A, 4.750%, 7/15/39 - AMBAC
                    Insured (Alternative Minimum Tax)
            30   New York State Housing Finance Agency, FHA-Insured               8/09 at 100.00               A              30,064
                    Multifamily Housing Mortgage Revenue Bonds, Series 1994B,
                    6.250%, 8/15/14 - AMBAC Insured
         1,440   New York State Housing Finance Agency, Mortgage Revenue          5/09 at 100.00             AAA           1,441,152
                    Refunding Bonds, Housing Project, Series 1996A, 6.125%,
                    11/01/20 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        12,043   Total Housing/Multifamily                                                                                12,249,644
------------------------------------------------------------------------------------------------------------------------------------

                 INDUSTRIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)
         3,765   Syracuse Industrial Development Authority, New York, PILOT       1/17 at 100.00            BBB-           3,008,612
                    Mortgage Revenue Bonds, Carousel Center Project, Series
                    2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM CARE - 1.1% (0.7% OF TOTAL INVESTMENTS)
         4,450   Castle Rest Residential Healthcare Facility, Syracuse, New       8/09 at 100.00             AAA           3,646,642
                    York, FHA-Insured Mortgage Revenue Bonds, Series 1997A,
                    5.750%, 8/01/37
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 13.2% (8.3% OF TOTAL INVESTMENTS)
         1,500   Erie County, New York, General Obligation Bonds, Series          3/13 at 100.00            Baa2           1,513,380
                    2003A, 5.250%, 3/15/16 - FGIC Insured
           805   Erie County, New York, General Obligation Bonds, Series            No Opt. Call            Baa1             835,018
                    2004B, 5.250%, 4/01/13 - MBIA Insured
        14,635   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00               A          11,911,134
                    Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC Insured
                 Monroe County, New York, General Obligation Public
                 Improvement Bonds, Series 2002:
         2,250      5.000%, 3/01/15 - FGIC Insured                                3/12 at 100.00             AA-           2,317,343
         1,000      5.000%, 3/01/17 - FGIC Insured                                3/12 at 100.00             AA-           1,017,510
                 New York City, New York, General Obligation Bonds, Fiscal
                 Series 2001D:
         5,360      5.250%, 8/01/15 - MBIA Insured                                8/10 at 101.00              AA           5,657,748
         2,095      5.250%, 8/01/15 - FSA Insured                                 8/10 at 101.00             AAA           2,211,377
         5,000      5.000%, 8/01/16 - FGIC Insured                                8/10 at 101.00              AA           5,260,000
           125   New York City, New York, General Obligation Bonds, Fiscal        3/12 at 100.00             AAA             126,021
                    Series 2002C, 5.125%, 3/15/25 - FSA Insured
         4,130   New York City, New York, General Obligation Bonds, Fiscal        3/15 at 100.00              AA           4,254,230
                    Series 2005J, 5.000%, 3/01/19 - FGIC Insured
                 New York City, New York, General Obligation Bonds, Tender
                 Option Bond Trust 1198:
         1,115      12.468%, 11/01/19 - FSA Insured (IF)                         11/14 at 100.00             AAA           1,232,711
           570      12.402%, 11/01/20 - FSA Insured (IF)                         11/14 at 100.00             AAA             621,351
                 Peru Central School District, Clinton County, New York, General
                 Obligation Refunding Bonds, Series 2002B:
         1,845      4.000%, 6/15/18 - FGIC Insured                                6/12 at 100.00             AA-           1,866,845
         1,915      4.000%, 6/15/19 - FGIC Insured                                6/12 at 100.00             AA-           1,925,801
         2,305   Yonkers, New York, General Obligation Bonds, Series 2005B,       8/15 at 100.00             AA-           2,142,866
                    5.000%, 8/01/20 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        44,650   Total Tax Obligation/General                                                                             42,893,335
------------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 52.4% (32.7% OF TOTAL INVESTMENTS)
$        3,340   Dormitory Authority of the State of New York, 853 Schools        7/09 at 101.00               A   $      3,396,947
                    Program Insured Revenue Bonds, Harmony Heights School,
                    Issue 1, Series 1999C, 5.500%, 7/01/18 - AMBAC Insured
           130   Dormitory Authority of the State of New York, Improvement        8/10 at 100.00             AAA            125,350
                    Revenue Bonds, Mental Health Services Facilities, Series
                    2000D, 5.250%, 8/15/30 - FSA Insured
                 Dormitory Authority of the State of New York, Lease Revenue
                 Bonds, Madison-Oneida Board of Cooperative Educational
                 Services, Series 2002:
         1,045      5.250%, 8/15/20 - FSA Insured                                 8/12 at 100.00             AAA          1,116,029
         1,100      5.250%, 8/15/21 - FSA Insured                                 8/12 at 100.00             AAA          1,167,914
         1,135      5.250%, 8/15/22 - FSA Insured                                 8/12 at 100.00             AAA          1,180,377
         3,610   Dormitory Authority of the State of New York, Revenue Bonds,     7/14 at 100.00             AA-          3,717,145
                    Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                    FGIC Insured
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 Mental Health Services Facilities Improvements, Series
                 2005D-1:
         2,300      5.000%, 2/15/15 - FGIC Insured                                  No Opt. Call             AA-          2,435,010
         1,200      5.000%, 8/15/23 - FGIC Insured                                2/15 at 100.00             AA-          1,187,928
         7,900   Dormitory Authority of the State of New York, Revenue Bonds,    10/12 at 100.00             AA-          8,054,050
                    School Districts Financing Program, Series 2002D, 5.250%,
                    10/01/23 - MBIA Insured
         1,040   Dormitory Authority of the State of New York, State Personal     3/15 at 100.00             AAA          1,098,219
                    Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                    FSA Insured
                 Erie County Industrial Development Agency, New York, School
                 Facility Revenue Bonds, Buffalo City School District, Series
                 2003:
         1,200      5.750%, 5/01/20 - FSA Insured                                 5/12 at 100.00             AAA          1,240,140
         1,000      5.750%, 5/01/22 - FSA Insured                                 5/12 at 100.00             AAA          1,026,300
                 Erie County Industrial Development Agency, New York, School
                 Facility Revenue Bonds, Buffalo City School District:
         1,710      5.750%, 5/01/26 - FSA Insured (UB)                            5/14 at 100.00             AAA          1,739,241
         2,420      5.750%, 5/01/28 - FSA Insured (UB)                            5/18 at 100.00             AAA          2,448,895
                 Erie County Industrial Development Agency, New York, School
                 Facility Revenue Bonds, Buffalo City School District
                 Project, Series 2007A:
         5,980      5.750%, 5/01/27 - FSA Insured (UB)                            5/17 at 100.00             AAA          6,087,939
         1,670      5.750%, 5/01/28 - FSA Insured (UB)                            5/17 at 100.00             AAA          1,688,186
         7,500   Metropolitan Transportation Authority, New York, Dedicated      11/12 at 100.00             AAA          7,588,200
                    Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA
                    Insured
         4,600   Metropolitan Transportation Authority, New York, State           7/12 at 100.00             AA-          4,776,042
                    Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 -
                    MBIA Insured
                 Metropolitan Transportation Authority, New York, State
                 Service Contract Refunding Bonds, Series 2002A:
         3,000      5.500%, 1/01/19 - MBIA Insured                                7/12 at 100.00             AA-          3,098,700
         6,000      5.500%, 1/01/20 - MBIA Insured                                7/12 at 100.00             AA-          6,182,760
         3,000      5.000%, 7/01/25 - FGIC Insured                                7/12 at 100.00             AA-          2,953,860
         8,000      5.000%, 7/01/30 - AMBAC Insured                               7/12 at 100.00             AA-          7,784,960
         2,000   Metropolitan Transportation Authority, New York, State             No Opt. Call             AAA          2,254,260
                    Service Contract Refunding Bonds, Series 2008, 5.750%,
                    7/01/18 - FSA Insured (UB)
                 Nassau County Interim Finance Authority, New York, Sales Tax
                 Secured Revenue Bonds, Series 2003A:
         1,555      4.750%, 11/15/21 - AMBAC Insured                             11/13 at 100.00             AAA          1,601,650
         1,555      4.750%, 11/15/22 - AMBAC Insured                             11/13 at 100.00             AAA          1,589,599
                 New York City Sales Tax Asset Receivable Corporation, New York,
                 Dedicated Revenue Bonds, Local Government Assistance
                 Corporation, Series 2004A:
         2,720      5.000%, 10/15/25 - MBIA Insured (UB)                         10/14 at 100.00             AAA          2,798,336
         1,990      5.000%, 10/15/26 - MBIA Insured (UB)                         10/14 at 100.00             AAA          2,035,332
         4,960      5.000%, 10/15/29 - AMBAC Insured (UB)                        10/14 at 100.00             AAA          5,010,046
         1,500      5.000%, 10/15/32 - AMBAC Insured (UB)                        10/14 at 100.00             AAA          1,507,170

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$        1,600   New York City Transitional Finance Authority, New York,          1/17 at 100.00             AA-   $      1,530,368
                    Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%,
                    1/15/28 - FGIC Insured
                 New York City Transitional Finance Authority, New York, Future
                 Tax Secured Bonds, Fiscal Series 2002B:
        10,170      5.250%, 5/01/12 - MBIA Insured                               11/11 at 101.00             AAA         11,087,537
         2,420      5.250%, 5/01/17 - MBIA Insured                               11/11 at 101.00             AAA          2,615,221
           970      5.000%, 5/01/30 - MBIA Insured                               11/11 at 101.00             AAA            956,284
         5,345   New York City Transitional Finance Authority, New York,          8/12 at 100.00             AAA          5,648,329
                    Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%,
                    8/01/21 - AMBAC Insured
         1,995   New York City Transitional Finance Authority, New York,          2/13 at 100.00             AAA          2,064,486
                    Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%,
                    2/01/22 - MBIA Insured
         1,845   New York City Transitional Finance Authority, New York,          2/14 at 100.00             AAA          1,948,578
                    Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%,
                    2/01/19 - SYNCORA GTY Insured
         3,500   New York City Transitional Finance Authority, New York,          2/13 at 100.00             AAA          3,591,245
                    Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                    5.000%, 2/01/22 - MBIA Insured
                 New York Convention Center Development Corporation, Hotel Fee
                 Revenue Bonds, Tender Option Bond Trust 3126:
           835      13.201%, 11/15/30 - AMBAC Insured (IF)                       11/15 at 100.00             AAA            855,942
         4,350      12.082%, 11/15/44 - AMBAC Insured (IF)                       11/15 at 100.00             AAA          4,171,955
         3,750   New York State Local Government Assistance Corporation,            No Opt. Call             AAA          4,152,863
                    Revenue Bonds, Series 2008, 5.250%, 4/01/16 - FSA Insured
                    (UB)
         1,700   New York State Thruway Authority, General Revenue Bonds,         7/15 at 100.00             AAA          1,676,115
                    Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)
         1,000   New York State Thruway Authority, Highway and Bridge Trust       4/14 at 100.00              AA          1,044,180
                    Fund Bonds, Second Genera1 Series 2004, 5.000%, 4/01/22 -
                    MBIA Insured
                 New York State Thruway Authority, Highway and Bridge Trust Fund
                 Bonds, Second General, Series 2005B:
         8,455      5.500%, 4/01/20 - AMBAC Insured                                 No Opt. Call              AA          9,415,319
         2,600      5.000%, 4/01/21 - AMBAC Insured                              10/15 at 100.00              AA          2,701,218
         1,000   New York State Thruway Authority, State Personal Income Tax      9/14 at 100.00             AAA          1,015,520
                    Revenue Bonds, Series 2004A, 5.000%, 3/15/24 - AMBAC
                    Insured
                 New York State Tobacco Settlement Financing Corporation,
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1:
        12,400      5.250%, 6/01/20 - AMBAC Insured                               6/13 at 100.00             AA-         12,476,381
         1,000      5.250%, 6/01/22 - AMBAC Insured                               6/13 at 100.00             AA-            995,700
         3,190   New York State Urban Development Corporation, Revenue              No Opt. Call              AA          3,474,771
                    Refunding Bonds, State Facilities, Series 1995, 5.600%,
                    4/01/15 - MBIA Insured
           500   New York State Urban Development Corporation, State Personal     3/15 at 100.00             AAA            499,990
                    Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 -
                    FSA Insured
         1,980   Niagara Falls City School District, Niagara County, New York,    6/15 at 100.00             AAA          1,582,753
                    Certificates of Participation, High School Facility,
                    Series 2005, 5.000%, 6/15/28 - FSA Insured
                 Puerto Rico Highway and Transportation Authority, Highway
                 Revenue Refunding Bonds, Series 2002E:
         3,000      5.500%, 7/01/14 - FSA Insured                                   No Opt. Call             AAA          3,121,590
         6,000      5.500%, 7/01/18 - FSA Insured                                   No Opt. Call             AAA          6,185,880
------------------------------------------------------------------------------------------------------------------------------------
       164,765   Total Tax Obligation/Limited                                                                           169,702,810
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 15.2% (9.5% OF TOTAL INVESTMENTS)
         7,575   Metropolitan Transportation Authority, New York,                11/16 at 100.00             AAA          6,533,816
                    Transportation Revenue Bonds, Series 2006B, 4.500%,
                    11/15/36 - FSA Insured

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION (continued)
                 Metropolitan Transportation Authority, New York,
                 Transportation Revenue Refunding Bonds, Series 2002A:
$        3,815      5.500%, 11/15/19 - AMBAC Insured                             11/12 at 100.00               A   $      3,904,385
         4,000      5.125%, 11/15/22 - FGIC Insured                              11/12 at 100.00             AA-          4,013,240
                 Metropolitan Transportation Authority, New York,
                 Transportation Revenue Refunding Bonds, Series 2002E:
         2,665      5.500%, 11/15/21 - MBIA Insured                              11/12 at 100.00             AA-          2,751,213
         8,500      5.000%, 11/15/25 - MBIA Insured                              11/12 at 100.00             AA-          8,471,015
                 New York State Thruway Authority, General Revenue Bonds,
                 Series 2005F:
         2,665      5.000%, 1/01/20 - AMBAC Insured                               1/15 at 100.00              A+          2,767,229
         4,075      5.000%, 1/01/30 - AMBAC Insured                               1/15 at 100.00              A+          3,912,000
           970   New York State Thruway Authority, General Revenue Bonds,         1/18 at 100.00             AA-            975,393
                    Series 2007H, 5.000%, 1/01/25 - FGIC Insured
         2,500   Niagara Frontier Airport Authority, New York, Airport Revenue    4/09 at 101.00             AA-          2,171,600
                    Bonds, Buffalo Niagara International Airport, Series
                    1999A, 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum
                    Tax)
         1,700   Port Authority of New York and New Jersey, Consolidated          6/15 at 101.00             AA-          1,690,752
                    Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%,
                    12/01/31 - SYNCORA GTY Insured
         1,175   Port Authority of New York and New Jersey, Consolidated          8/17 at 100.00             AAA          1,156,952
                    Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust
                    2920, 17.447%, 8/15/32 - FSA Insured (IF)
         5,000   Triborough Bridge and Tunnel Authority, New York, General        1/12 at 100.00             Aa2          5,250,000
                    Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/20 -
                    FGIC Insured
                 Triborough Bridge and Tunnel Authority, New York, Subordinate
                 Lien General Purpose Revenue Refunding Bonds, Series 2002E:
         1,570      5.500%, 11/15/20 - MBIA Insured                                 No Opt. Call             AA-          1,757,631
         3,800      5.250%, 11/15/22 - MBIA Insured                              11/12 at 100.00             AA-          3,898,686
------------------------------------------------------------------------------------------------------------------------------------
        50,010   Total Transportation                                                                                    49,253,912
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 16.0% (10.0% OF TOTAL INVESTMENTS) (4)
                 Dormitory Authority of the State of New York, Improvement
                 Revenue Bonds, Mental Health Services Facilities, Series
                 2000D:
            65      5.250%, 8/15/30 (Pre-refunded 8/15/10) - FSA Insured          8/10 at 100.00         Aa3 (4)             69,079
           175      5.250%, 8/15/30 (Pre-refunded 8/15/10) - FSA Insured          8/10 at 100.00         Aa3 (4)            186,058
         2,435   Dormitory Authority of the State of New York, Judicial             No Opt. Call             AAA          2,906,635
                    Facilities Lease Revenue Bonds, Suffolk County Issue,
                    Series 1986, 7.375%, 7/01/16 (ETM)
         1,410   Dormitory Authority of the State of New York, Lease Revenue      7/11 at 100.00         AA- (4)          1,553,961
                    Bonds, State University Dormitory Facilities, Series 2001,
                    5.500%, 7/01/20 (Pre-refunded 7/01/11) - FGIC Insured
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 University of Rochester, Series 2000A:
         1,990      0.000%, 7/01/17 (Pre-refunded 7/01/10) - MBIA Insured         7/10 at 101.00          AA (4)          1,977,364
         2,230      0.000%, 7/01/18 (Pre-refunded 7/01/10) - MBIA Insured         7/10 at 101.00          AA (4)          2,215,840
         2,495      0.000%, 7/01/19 (Pre-refunded 7/01/10) - MBIA Insured         7/10 at 101.00          AA (4)          2,479,157
         1,870      0.000%, 7/01/21 (Pre-refunded 7/01/10) - MBIA Insured         7/10 at 101.00          AA (4)          1,858,126
                 Longwood Central School District, Suffolk County, New York,
                 Series 2000:
           910      5.750%, 6/15/19 (Pre-refunded 6/15/11) - FGIC Insured         6/11 at 101.00          A2 (4)          1,012,730
         1,410      5.750%, 6/15/20 (Pre-refunded 6/15/11) - FGIC Insured         6/11 at 101.00          A2 (4)          1,569,175
                 Metropolitan Transportation Authority, New York, Dedicated
                 Tax Fund Bonds, Series 1999A:
         4,000      5.000%, 4/01/17 (Pre-refunded 10/01/14) - FSA Insured        10/14 at 100.00             AAA          4,619,800
         1,000      5.000%, 4/01/29 (Pre-refunded 10/01/14) - FSA Insured        10/14 at 100.00             AAA          1,154,950
                 Metropolitan Transportation Authority, New York, Transit
                 Facilities Revenue Bonds, Series 1998B:
        10,000      4.875%, 7/01/18 - FGIC Insured (ETM)                          7/09 at 100.50             AAA         10,127,400
         4,500      4.750%, 7/01/26 - FGIC Insured (ETM)                          7/09 at 100.50             AAA          4,528,485

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED (4) (continued)
$           30   New York City Transitional Finance Authority, New York,         11/11 at 101.00             AAA   $         33,383
                    Future Tax Secured Bonds, Fiscal Series 2002B, 5.000%,
                    5/01/30 (Pre-refunded 11/01/11) - MBIA Insured
           655   New York City Transitional Finance Authority, New York,          8/12 at 100.00             AAA            741,991
                    Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%,
                    8/01/21 (Pre-refunded 8/01/12) - AMBAC Insured
         4,875   New York City, New York, General Obligation Bonds, Fiscal        3/12 at 100.00             AAA          5,387,996
                    Series 2002C, 5.125%, 3/15/25 (Pre-refunded 3/15/12) - FSA
                    Insured
         6,965   New York State Thruway Authority, Highway and Bridge Trust       4/12 at 100.00             AAA          7,805,815
                    Fund Bonds, Series 2002A, 5.250%, 4/01/20 (Pre-refunded
                    4/01/12) - FSA Insured
                 Putnam Valley Central School District, Putnam and Westchester
                 Counties, New York, General Obligation Bonds, Series 1999:
           525      5.875%, 6/15/19 (Pre-refunded 6/15/10) - FSA Insured          6/10 at 100.00         Aa3 (4)            558,810
           525      5.875%, 6/15/25 (Pre-refunded 6/15/10) - FSA Insured          6/10 at 100.00         Aa3 (4)            558,810
           525      5.875%, 6/15/27 (Pre-refunded 6/15/10) - FSA Insured          6/10 at 100.00         Aa3 (4)            558,810
------------------------------------------------------------------------------------------------------------------------------------
        48,590   Total U.S. Guaranteed                                                                                   51,904,375
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 10.5% (6.6% OF TOTAL INVESTMENTS)
         1,650   Islip Resource Recovery Agency, New York, Revenue Bonds,           No Opt. Call              A1          1,759,973
                    Series 1994B, 7.250%, 7/01/11 - AMBAC Insured (Alternative
                    Minimum Tax)
                 Long Island Power Authority, New York, Electric System
                 General Revenue Bonds, Series 2000A:
         4,000      0.000%, 6/01/24 - FSA Insured                                   No Opt. Call             AAA          1,856,960
         4,000      0.000%, 6/01/25 - FSA Insured                                   No Opt. Call             AAA          1,722,480
         5,000      0.000%, 6/01/26 - FSA Insured                                   No Opt. Call             AAA          2,013,250
         7,000      0.000%, 6/01/27 - FSA Insured                                   No Opt. Call             AAA          2,635,500
        10,500      0.000%, 6/01/28 - FSA Insured                                   No Opt. Call             AAA          3,670,275
         7,000      0.000%, 6/01/29 - FSA Insured                                   No Opt. Call             AAA          2,271,220
         2,500   Long Island Power Authority, New York, Electric System           9/11 at 100.00             AAA          2,501,025
                    General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 - FSA
                    Insured
                 Long Island Power Authority, New York, Electric System
                 General Revenue Bonds, Series 2006A:
         6,180      5.000%, 12/01/23 - FGIC Insured                               6/16 at 100.00             AA-          6,173,202
         8,020      5.000%, 12/01/25 - FGIC Insured                               6/16 at 100.00             AA-          7,912,372
           750   Long Island Power Authority, New York, Electric System           6/16 at 100.00              A-            693,863
                    General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 -
                    CIFG Insured
           865   Power Authority of the State of New York, General Revenue       11/15 at 100.00             Aa2            927,851
                    Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        57,465   Total Utilities                                                                                         34,137,971
------------------------------------------------------------------------------------------------------------------------------------

                 WATER AND SEWER - 6.9% (4.3% OF TOTAL INVESTMENTS)
                 New York City Municipal Water Finance Authority, New York,
                 Water and Sewer System Revenue Bonds:
         6,525      5.000%, 6/15/27 - MBIA Insured (UB)                           6/15 at 100.00             AAA          6,566,042
         3,500      5.000%, 6/15/36 - MBIA Insured (UB)                           6/16 at 100.00             AAA          3,413,340
           830   New York City Municipal Water Finance Authority, New York,       6/10 at 101.00             AAA            885,021
                    Water and Sewerage System Revenue Bonds, Fiscal Series
                    2000B, 6.100%, 6/15/31 - MBIA Insured
         1,360   New York City Municipal Water Finance Authority, New York,       6/10 at 101.00             AAA          1,448,536
                    Water and Sewerage System Revenue Bonds, Fiscal Series
                    2000B, 6.000%, 6/15/33 (Mandatory put 6/15/10) - MBIA
                    Insured
         3,000   New York City Municipal Water Finance Authority, New York,       6/14 at 100.00             AAA          2,931,210
                    Water and Sewerage System Revenue Bonds, Fiscal Series
                    2004C, 5.000%, 6/15/35 - AMBAC Insured
         7,000   Suffolk County Water Authority, New York, Waterworks Revenue     6/15 at 100.00              AA          7,036,401
                    Bonds, Series 2005C, 5.000%, 6/01/28 - MBIA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
        22,215   Total Water and Sewer                                                                                   22,280,550
------------------------------------------------------------------------------------------------------------------------------------
$      533,783   Total Long-Term Municipal Bonds (cost $512,379,326) - 157.1%                                           509,387,290
                    (98.3% of Total Investments)
==============----------------------------------------------------------------------------------------------------------------------

     PRINCIPAL
  AMOUNT (000)   DESCRIPTION (1)                                                                           VALUE
-----------------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS - 2.8% (1.7% OF TOTAL INVESTMENTS)
$        8,976   State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/09                    $      8,975,947
==============---------------------------------------------------------------------------------------------------
                 Total Short-Term Investments (cost $8,975,947)                                        8,975,947
                 ------------------------------------------------------------------------------------------------
                 Total Investments (cost $521,355,273) - 159.9%                                      518,363,237
                 ------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (12.0)%                                                 (38,910,000)
                 ------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.7%                                                  5,581,546
                 ------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation Value - (49.6)% (5)                  (160,775,000)
                 ------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                  $    324,259,783
                 ================================================================================================

      Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.0%.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

NNF | Nuveen Insured New York Premium Income Municipal Fund, Inc.
    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 19.7% (12.6% OF TOTAL
                 INVESTMENTS)
                 Amherst Industrial Development Agency, New York, Revenue Bonds,
                 UBF Faculty/Student Housing Corporation, University of
                 Buffalo Project, Series 2000A:
$          250      5.625%, 8/01/20 - AMBAC Insured                               8/10 at 102.00               A   $        255,955
           250      5.750%, 8/01/25 - AMBAC Insured                               8/10 at 102.00               A            253,223
                 Dormitory Authority of the State of New York, General
                 Revenue Bonds, New York University, Series 2001-1:
         1,500      5.500%, 7/01/24 - AMBAC Insured                                 No Opt. Call             AA-          1,658,865
           500      5.500%, 7/01/40 - AMBAC Insured                                 No Opt. Call             AA-            530,070
           810   Dormitory Authority of the State of New York, Insured            7/11 at 100.00             Aa2            831,514
                    Revenue Bonds, Yeshiva University, Series 2001, 5.000%,
                    7/01/20 - AMBAC Insured
         1,000   Dormitory Authority of the State of New York, Lease Revenue        No Opt. Call             AA-          1,055,150
                    Bonds, State University Dormitory Facilities, Series
                    2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA
                    GTY Insured
           635   Dormitory Authority of the State of New York, Lease Revenue      7/15 at 100.00             AA-            632,549
                    Bonds, State University Dormitory Facilities, Series
                    2004A, 5.000%, 7/01/29 - MBIA Insured
           970   Dormitory Authority of the State of New York, Lease Revenue      7/16 at 100.00             AA-            932,771
                    Bonds, State University Dormitory Facilities, Series
                    2006A, 5.000%, 7/01/31 - MBIA Insured
           255   Dormitory Authority of the State of New York, Revenue Bonds,     7/17 at 100.00             AA-            246,738
                    Barnard College, Series 2007A, 5.000%, 7/01/37 - FGIC
                    Insured
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 Rochester Institute of Technology, Series 2006A:
           250      5.250%, 7/01/20 - AMBAC Insured                                 No Opt. Call              A1            257,698
           200      5.250%, 7/01/21 - AMBAC Insured                                 No Opt. Call              A1            204,522
         1,000   Dormitory Authority of the State of New York, Revenue Bonds,       No Opt. Call              A1          1,089,370
                    State University Educational Facilities, Series 1993A,
                    5.500%, 5/15/19 - AMBAC Insured
         1,270   Dormitory Authority of the State of New York, Revenue Bonds,     5/12 at 101.00             AA-          1,359,370
                    State University Educational Facilities, Series 2002A,
                    5.000%, 5/15/16 - FGIC Insured
         2,200   Dormitory Authority of the State of New York, Second General       No Opt. Call             AAA          2,453,462
                    Resolution Consolidated Revenue Bonds, City University
                    System, Series 1993A, 5.750%, 7/01/18 - FSA Insured
         1,935   Dormitory Authority of the State of New York, State and          7/15 at 100.00             AA-          2,068,534
                    Local Appropriation Lease Bonds, Upstate Community
                    Colleges, Series 2005A, 5.000%, 7/01/19 - FGIC Insured
           535   Madison County Industrial Development Agency, New York,          7/15 at 100.00             AAA            531,742
                    Civic Facility Revenue Bonds, Colgate University, Tender
                    Option Bond Trust 3127, 12.362%, 7/01/40 - AMBAC Insured
                    (IF)
                 New York City Industrial Development Agency, New York, Payment
                 in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium
                 Project, Series 2009:
           400      6.125%, 1/01/29 - AGC Insured                                 1/19 at 100.00             AAA            430,168
           200      6.375%, 1/01/39 - AGC Insured                                 1/19 at 100.00             AAA            215,412
         1,110   New York City Industrial Development Agency, New York, PILOT     1/17 at 100.00               A            854,456
                    Revenue Bonds, Queens Baseball Stadium Project, Series
                    2006, 5.000%, 1/01/46 - AMBAC Insured
         1,445   New York City Industrial Development Agency, New York,           3/19 at 100.00             AAA          1,609,484
                    Revenue Bonds, Yankee Stadium Project Pilot, Series
                    2009A, 7.000%, 3/01/49 - AGC Insured

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS (continued)
                 New York City Industrial Development Authority, New York, PILOT
                 Revenue Bonds, Yankee Stadium Project, Series 2006:
$          415      5.000%, 3/01/31 - FGIC Insured                                9/16 at 100.00            BBB-   $        334,926
         2,360      5.000%, 3/01/36 - MBIA Insured                                9/16 at 100.00             AA-          1,887,386
         2,025      4.500%, 3/01/39 - FGIC Insured                                9/16 at 100.00            BBB-          1,386,477
         1,250   New York City Trust for Cultural Resources, New York,            7/09 at 100.00             Aa2          1,253,550
                    Revenue Refunding Bonds, Museum of Modern Art, Series
                    1996A, 5.500%, 1/01/21 - AMBAC Insured
           345   New York State Dormitory Authority, Revenue Bonds, New York      7/17 at 100.00             Aa3            337,548
                    University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        23,110   Total Education and Civic Organizations                                                                 22,670,940
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 23.6% (15.2% OF TOTAL INVESTMENTS)
         3,000   Dormitory Authority of the State of New York, FHA-Insured        8/09 at 100.00              AA          3,000,540
                    Mortgage Hospital Revenue Bonds, Ellis Hospital, Series
                    1995, 5.600%, 8/01/25 - MBIA Insured
         2,910   Dormitory Authority of the State of New York, FHA-Insured        8/09 at 100.50               A          2,739,823
                    Mortgage Hospital Revenue Bonds, New York and
                    Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 -
                    AMBAC Insured
         1,400   Dormitory Authority of the State of New York, FHA-Insured        8/12 at 100.00               A          1,412,348
                    Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
                    Series 2002A, 5.125%, 2/01/22 - AMBAC Insured
           830   Dormitory Authority of the State of New York, FHA-Insured        8/17 at 100.00             AAA            824,041
                    Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                    Series 2007, 5.000%, 8/15/27 - FSA Insured
         1,405   Dormitory Authority of the State of New York, FHA-Insured        2/15 at 100.00             AA-          1,341,044
                    Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                    5.000%, 8/01/29 - FGIC Insured
           435   Dormitory Authority of the State of New York, Housing              No Opt. Call             AA-            406,173
                    Revenue Bonds, Fashion Institute of Technology, Series
                    2007, 5.250%, 7/01/34 - FGIC Insured
         3,000   Dormitory Authority of the State of New York, Revenue Bonds,     7/09 at 101.00             AA-          2,757,120
                    Catholic Health Services of Long Island Obligated Group -
                    St. Charles Hospital and Rehabilitation Center, Series
                    1999A, 5.500%, 7/01/22 - MBIA Insured
           620   Dormitory Authority of the State of New York, Revenue Bonds,     7/17 at 100.00             AAA            605,033
                    Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 -
                    AGC Insured
         2,740   Dormitory Authority of the State of New York, Revenue Bonds,     7/13 at 100.00              AA          2,818,419
                    Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                    5.000%, 7/01/21 - MBIA Insured
         1,910   Dormitory Authority of the State of New York, Revenue Bonds,     8/14 at 100.00             AAA          2,055,848
                    New York and Presbyterian Hospital, Series 2004A, 5.250%,
                    8/15/15 - FSA Insured
           740   Dormitory Authority of the State of New York, Revenue Bonds,     8/14 at 100.00             AAA            689,895
                    The New York and Presbyterian Hospital Project, Series
                    2007, 5.000%, 8/15/36 - FSA Insured
         1,500   Dormitory Authority of the State of New York, Revenue Bonds,     7/09 at 101.00             AAA          1,517,925
                    Vassar Brothers Hospital, Series 1997, 5.250%, 7/01/17 -
                    FSA Insured
         3,450   Dormitory Authority of the State of New York, Revenue Bonds,     7/11 at 101.00               A          3,385,346
                    Winthrop South Nassau University Health System Obligated
                    Group, Series 2001A, 5.250%, 7/01/31 - AMBAC Insured
         1,000   New York City Health and Hospitals Corporation, New York,        2/12 at 100.00             AAA          1,053,210
                    Health System Revenue Bonds, Series 2002A, 5.500%,
                    2/15/17 - FSA Insured
                 New York City Health and Hospitals Corporation, New York,
                 Health System Revenue Bonds, Series 2003A:
         1,625      5.250%, 2/15/21 - AMBAC Insured                               2/13 at 100.00              A+          1,642,680
         1,000      5.250%, 2/15/22 - AMBAC Insured                               2/13 at 100.00              A1          1,005,990
------------------------------------------------------------------------------------------------------------------------------------
        27,565   Total Health Care                                                                                       27,255,435
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 4.4% (2.8% OF TOTAL INVESTMENTS)
                 New York City Housing Development Corporation, New York,
                 Capital Fund Program Revenue Bonds, Series 2005A:
$          400      5.000%, 7/01/14 - FGIC Insured                                  No Opt. Call             AA+   $        431,712
           400      5.000%, 7/01/16 - FGIC Insured                                7/15 at 100.00             AA+            424,172
         2,165      5.000%, 7/01/25 - FGIC Insured (UB)                           7/15 at 100.00             AA+          2,169,438
           200   New York City, New York, Multifamily Housing Revenue Bonds,      1/17 at 100.00             AAA            166,720
                    Seaview Towers, Series 2006A, 4.750%, 7/15/39 - AMBAC
                    Insured (Alternative Minimum Tax)
         1,900   New York State Housing Finance Agency, Mortgage Revenue          5/09 at 100.00             AAA          1,901,520
                    Refunding Bonds, Housing Project, Series 1996A, 6.125%,
                    11/01/20 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         5,065   Total Housing/Multifamily                                                                                5,093,562
------------------------------------------------------------------------------------------------------------------------------------

                 INDUSTRIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)
         1,290   Syracuse Industrial Development Authority, New York, PILOT       1/17 at 100.00            BBB-          1,030,839
                    Mortgage Revenue Bonds, Carousel Center Project, Series
                    2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM CARE - 1.6% (1.0% OF TOTAL INVESTMENTS)
         1,000   Babylon Industrial Development Agency, New York, Revenue         8/09 at 101.00              AA          1,028,180
                    Bonds, WSNCHS East Inc., Series 2000B, 6.000%, 8/01/24 -
                    MBIA Insured
           850   Dormitory Authority of the State of New York, Insured            7/11 at 102.00             AAA            850,578
                    Revenue Bonds, NYSARC Inc., Series 2001A, 5.000%,
                    7/01/26 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         1,850   Total Long-Term Care                                                                                     1,878,758
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 9.3% (6.0% OF TOTAL INVESTMENTS)
           500   Erie County, New York, General Obligation Bonds, Series          3/13 at 100.00            Baa2            504,460
                    2003A, 5.250%, 3/15/16 - FGIC Insured
           315   Erie County, New York, General Obligation Bonds, Series            No Opt. Call            Baa1            326,746
                    2004B, 5.250%, 4/01/13 - MBIA Insured
         5,000   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00               A          4,069,399
                    Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC Insured
           210   Nassau County, New York, General Obligation Improvement            No Opt. Call             AA-            244,448
                    Bonds, Series 1993H, 5.500%, 6/15/16 - MBIA Insured
            95   New York City, New York, General Obligation Bonds, Fiscal        8/09 at 100.50              AA             95,751
                    Series 1998F, 5.250%, 8/01/16 - FGIC Insured
         1,000   New York City, New York, General Obligation Bonds, Fiscal        3/15 at 100.00              AA          1,030,080
                    Series 2005J, 5.000%, 3/01/19 - FGIC Insured
                 New York City, New York, General Obligation Bonds, Tender
                 Option Bond Trust 1198:
           335      12.468%, 11/01/19 - FSA Insured (IF)                         11/14 at 100.00             AAA            370,366
           365      12.402%, 11/01/20 - FSA Insured (IF)                         11/14 at 100.00             AAA            397,883
           915   Niagara Falls, New York, General Obligation Bonds, Series          No Opt. Call             AAA          1,072,041
                    1994, 7.500%, 3/01/13 - MBIA Insured
         1,000   Red Hook Central School District, Dutchess County, New York,     6/12 at 100.00             Aa3          1,060,980
                    General Obligation Refunding Bonds, Series 2002, 5.125%,
                    6/15/18 - FSA Insured
         1,525   Yonkers, New York, General Obligation Bonds, Series 2005A,       8/15 at 100.00             AA-          1,511,702
                    5.000%, 8/01/16 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        11,260   Total Tax Obligation/General                                                                            10,683,856
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 51.0% (32.8% OF TOTAL INVESTMENTS)
           690   Dormitory Authority of the State of New York, Department of      7/15 at 100.00             AA-            699,846
                    Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 -
                    CIFG Insured
            50   Dormitory Authority of the State of New York, Improvement        8/10 at 100.00             AAA             48,212
                    Revenue Bonds, Mental Health Services Facilities, Series
                    2000D, 5.250%, 8/15/30 - FSA Insured
           500   Dormitory Authority of the State of New York, Lease Revenue      8/14 at 100.00             AAA            507,280
                    Bonds, Wayne-Finger Lakes Board of Cooperative Education
                    Services, Series 2004, 5.000%, 8/15/23 - FSA Insured

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$        1,210   Dormitory Authority of the State of New York, Revenue Bonds,     7/14 at 100.00             AA-   $      1,245,913
                    Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                    FGIC Insured
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 Mental Health Services Facilities Improvements, Series
                 2005D-1:
           225      5.000%, 2/15/15 - FGIC Insured                                  No Opt. Call             AA-            238,208
           600      5.000%, 8/15/23 - FGIC Insured                                2/15 at 100.00             AA-            593,964
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 School Districts Financing Program, Series 2002D:
         4,300      5.250%, 10/01/23 - MBIA Insured                              10/12 at 100.00             AA-          4,383,849
           875      5.000%, 10/01/30 - MBIA Insured                              10/12 at 100.00             AA-            839,388
           375   Dormitory Authority of the State of New York, State Personal     3/15 at 100.00             AAA            395,993
                    Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                    FSA Insured
           750   Erie County Industrial Development Agency, New York, School      5/12 at 100.00             AAA            776,768
                    Facility Revenue Bonds, Buffalo City School District,
                    Series 2003, 5.750%, 5/01/19 - FSA Insured
                 Erie County Industrial Development Agency, New York, School
                 Facility Revenue Bonds, Buffalo City School District:
           500      5.750%, 5/01/26 - FSA Insured (UB)                            5/14 at 100.00             AAA            508,550
           830      5.750%, 5/01/27 - FSA Insured (UB)                            5/18 at 100.00             AAA            846,417
         2,615   Erie County Industrial Development Agency, New York, School      5/17 at 100.00             AAA          2,643,477
                    Facility Revenue Bonds, Buffalo City School District,
                    Series 2007A, 5.750%, 5/01/28 - FSA Insured (UB)
         2,500   Metropolitan Transportation Authority, New York, Dedicated      11/12 at 100.00             AAA          2,529,400
                    Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA
                    Insured
         1,350   Metropolitan Transportation Authority, New York, State           7/12 at 100.00             AA-          1,401,665
                    Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 -
                    MBIA Insured
                 Metropolitan Transportation Authority, New York, State
                 Service Contract Refunding Bonds, Series 2002A:
         1,500      5.500%, 1/01/20 - MBIA Insured                                7/12 at 100.00             AA-          1,545,690
         2,000      5.000%, 7/01/30 - AMBAC Insured                               7/12 at 100.00             AA-          1,946,240
         1,500   Metropolitan Transportation Authority, New York, State             No Opt. Call             AAA          1,690,695
                    Service Contract Refunding Bonds, Series 2008, 5.750%,
                    7/01/18 - FSA Insured (UB)
                 Nassau County Interim Finance Authority, New York, Sales Tax
                 Secured Revenue Bonds, Series 2003A:
         1,000      5.000%, 11/15/18 - AMBAC Insured                             11/13 at 100.00             AAA          1,052,990
           580      4.750%, 11/15/21 - AMBAC Insured                             11/13 at 100.00             AAA            597,400
           580      4.750%, 11/15/22 - AMBAC Insured                             11/13 at 100.00             AAA            592,905
                 New York City Sales Tax Asset Receivable Corporation, New York,
                 Dedicated Revenue Bonds, Local Government Assistance
                 Corporation, Series 2004A:
           920      5.000%, 10/15/25 - MBIA Insured (UB)                         10/14 at 100.00             AAA            946,496
           680      5.000%, 10/15/26 - MBIA Insured (UB)                         10/14 at 100.00             AAA            695,490
         4,590      5.000%, 10/15/29 - AMBAC Insured (UB)                        10/14 at 100.00             AAA          4,636,313
                 New York City Transitional Finance Authority, New York, Future
                 Tax Secured Bonds, Fiscal Series 2003C:
           715      5.250%, 8/01/20 - AMBAC Insured                               8/12 at 100.00             AAA            764,464
         2,090      5.250%, 8/01/21 - AMBAC Insured                               8/12 at 100.00             AAA          2,208,608
         1,000   New York City Transitional Finance Authority, New York,          2/13 at 100.00             AAA          1,034,830
                    Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%,
                    2/01/22 - MBIA Insured
         1,000   New York City Transitional Finance Authority, New York,          2/14 at 100.00             AAA          1,056,140
                    Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%,
                    2/01/19 - SYNCORA GTY Insured
         1,500   New York City Transitional Finance Authority, New York,          2/13 at 100.00             AAA          1,539,105
                    Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                    5.000%, 2/01/22 - MBIA Insured

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
                 New York Convention Center Development Corporation, Hotel
                 Fee Revenue Bonds, Tender Option Bond Trust 3126:
$          340      13.201%, 11/15/30 - AMBAC Insured (IF)                       11/15 at 100.00             AAA   $        348,527
         1,485      12.082%, 11/15/44 - AMBAC Insured (IF)                       11/15 at 100.00             AAA          1,424,219
         1,500   New York State Local Government Assistance Corporation,            No Opt. Call             AAA          1,661,145
                    Revenue Bonds, Series 2008, 5.250%, 4/01/16 - FSA Insured
                    (UB)
           600   New York State Thruway Authority, General Revenue Bonds,         7/15 at 100.00             AAA            591,570
                    Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)
         1,000   New York State Thruway Authority, Highway and Bridge Trust       4/14 at 100.00              AA          1,016,480
                    Fund Bonds, Second Genera1 Series 2004, 5.000%, 4/01/23 -
                    MBIA Insured
                 New York State Thruway Authority, Highway and Bridge Trust
                 Fund Bonds, Second General, Series 2005B:
         2,960      5.500%, 4/01/20 - AMBAC Insured                                 No Opt. Call              AA          3,296,196
           500      5.000%, 4/01/21 - AMBAC Insured                              10/15 at 100.00              AA            519,465
           750   New York State Thruway Authority, State Personal Income Tax      9/14 at 100.00             AAA            761,640
                    Revenue Bonds, Series 2004A, 5.000%, 3/15/24 - AMBAC
                    Insured
                 New York State Tobacco Settlement Financing Corporation,
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1:
         2,100      5.250%, 6/01/20 - AMBAC Insured                               6/13 at 100.00             AA-          2,112,936
         3,800      5.250%, 6/01/22 - AMBAC Insured                               6/13 at 100.00             AA-          3,783,659
         1,900   New York State Urban Development Corporation, Revenue Bonds,       No Opt. Call             AAA          2,019,434
                    Correctional Facilities, Series 1994A, 5.250%, 1/01/14 -
                    FSA Insured
           500   New York State Urban Development Corporation, State Personal     3/15 at 100.00             AAA            499,990
                    Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 -
                    FSA Insured
           345   Niagara Falls City School District, Niagara County, New          6/15 at 100.00             AAA            275,783
                    York, Certificates of Participation, High School
                    Facility, Series 2005, 5.000%, 6/15/28 - FSA Insured
         1,000   Puerto Rico Highway and Transportation Authority, Highway          No Opt. Call             AAA          1,030,980
                    Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 -
                    FSA Insured
         1,500   Suffolk County Judicial Facilities Agency, New York, Service    10/09 at 101.00               A          1,534,365
                    Agreement Revenue Bonds, John P. Colahan Court Complex,
                    Series 1999, 5.000%, 4/15/16 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        57,305   Total Tax Obligation/Limited                                                                            58,842,685
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 11.8% (7.6% OF TOTAL INVESTMENTS)
                 Metropolitan Transportation Authority, New York,
                 Transportation Revenue Refunding Bonds, Series 2002A:
           500      5.500%, 11/15/19 - AMBAC Insured                             11/12 at 100.00               A            511,715
         2,010      5.000%, 11/15/25 - FGIC Insured                              11/12 at 100.00             AA-          2,003,146
         2,000   Metropolitan Transportation Authority, New York,                11/12 at 100.00             AA-          1,993,180
                    Transportation Revenue Refunding Bonds, Series 2002E,
                    5.000%, 11/15/25 - MBIA Insured
                 New York State Thruway Authority, General Revenue Bonds,
                 Series 2005F:
           925      5.000%, 1/01/20 - AMBAC Insured                               1/15 at 100.00              A+            960,483
         2,240      5.000%, 1/01/30 - AMBAC Insured                               1/15 at 100.00              A+          2,150,400
           330   New York State Thruway Authority, General Revenue Bonds,         1/18 at 100.00             AA-            331,835
                    Series 2007H, 5.000%, 1/01/25 - FGIC Insured
           500   Niagara Frontier Airport Authority, New York, Airport            4/09 at 101.00             AA-            434,320
                    Revenue Bonds, Buffalo Niagara International Airport,
                    Series 1999A, 5.625%, 4/01/29 - MBIA Insured (Alternative
                    Minimum Tax)
                 Port Authority of New York and New Jersey, Consolidated
                 Revenue Bonds, One Hundred Fortieth Series 2005:
         1,000      5.000%, 12/01/28 - SYNCORA GTY Insured                        6/15 at 101.00             AA-          1,003,260
           565      5.000%, 12/01/31 - SYNCORA GTY Insured                        6/15 at 101.00             AA-            561,926
           410   Port Authority of New York and New Jersey, Consolidated          8/17 at 100.00             AAA            403,702
                    Revenue Bonds, One Hundred Forty Eighth Series 2008,
                    Trust 2920, 17.447%, 8/15/32 - FSA Insured (IF)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION (continued)
                 Triborough Bridge and Tunnel Authority, New York, Subordinate
                 Lien General Purpose Revenue Refunding Bonds, Series 2002E:
$          780      5.500%, 11/15/20 - MBIA Insured                                 No Opt. Call             AA-   $        873,218
         2,300      5.250%, 11/15/22 - MBIA Insured                              11/12 at 100.00             AA-          2,359,731
------------------------------------------------------------------------------------------------------------------------------------
        13,560   Total Transportation                                                                                    13,586,916
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 7.4% (4.7% OF TOTAL INVESTMENTS) (4)
                 Dormitory Authority of the State of New York, Improvement
                 Revenue Bonds, Mental Health Services Facilities, Series
                 2000D:
            25      5.250%, 8/15/30 (Pre-refunded 8/15/10) - FSA Insured          8/10 at 100.00         Aa3 (4)             26,569
            70      5.250%, 8/15/30 (Pre-refunded 8/15/10) - FSA Insured          8/10 at 100.00         Aa3 (4)             74,423
         3,215   Dormitory Authority of the State of New York, Revenue Bonds,     7/10 at 101.00          AA (4)          3,194,585
                    University of Rochester, Series 2000A, 0.000%, 7/01/24
                    (Pre-refunded 7/01/10) - MBIA Insured
           500   Longwood Central School District, Suffolk County, New York,      6/11 at 101.00          A2 (4)            556,445
                    Series 2000, 5.750%, 6/15/20 (Pre-refunded 6/15/11) -
                    FGIC Insured
           500   Metropolitan Transportation Authority, New York, Dedicated      10/14 at 100.00             AAA            577,475
                    Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29
                    (Pre-refunded 10/01/14) - FSA Insured
           255   New York City Transitional Finance Authority, New York,          8/12 at 100.00             AAA            288,867
                    Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%,
                    8/01/21 (Pre-refunded 8/01/12) - AMBAC Insured
         1,000   New York State Thruway Authority, Highway and Bridge Trust       4/12 at 100.00             AAA          1,113,370
                    Fund Bonds, Series 2002B, 5.000%, 4/01/20 (Pre-refunded
                    4/01/12) - AMBAC Insured
         2,000   New York State Urban Development Corporation, State Personal     3/13 at 100.00             AAA          2,295,400
                    Income Tax Revenue Bonds, State Facilities and Equipment,
                    Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded 3/15/13) -
                    FGIC Insured
            85   Niagara Falls, New York, General Obligation Bonds, Series          No Opt. Call             AAA            104,128
                    1994, 7.500%, 3/01/13 - MBIA Insured (ETM)
           265   Suffolk County Water Authority, New York, Subordinate Lien         No Opt. Call          AA (4)            297,322
                    Waterworks Revenue Bonds, Series 1993, 5.100%, 6/01/12 -
                    MBIA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
         7,915   Total U.S. Guaranteed                                                                                    8,528,584
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 5.3% (3.4% OF TOTAL INVESTMENTS)
           500   Long Island Power Authority, New York, Electric System           9/11 at 100.00             AAA            500,205
                    General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 -
                    FSA Insured
                 Long Island Power Authority, New York, Electric System
                 General Revenue Bonds, Series 2006A:
         2,270      5.000%, 12/01/23 - FGIC Insured                               6/16 at 100.00             AA-          2,267,503
         2,930      5.000%, 12/01/25 - FGIC Insured                               6/16 at 100.00             AA-          2,890,679
           250   Long Island Power Authority, New York, Electric System           6/16 at 100.00              A-            231,288
                    General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 -
                    CIFG Insured
           250   Power Authority of the State of New York, General Revenue       11/15 at 100.00             Aa2            268,165
                    Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         6,200   Total Utilities                                                                                          6,157,840
------------------------------------------------------------------------------------------------------------------------------------

                 WATER AND SEWER - 10.0% (6.4% OF TOTAL INVESTMENTS) New York
                 City Municipal Water Finance Authority, New York,
                 Water and Sewer System Revenue Bonds:
         1,980      5.000%, 6/15/27 - MBIA Insured (UB)                           6/15 at 100.00             AAA          1,992,454
         1,200      5.000%, 6/15/36 - MBIA Insured (UB)                           6/16 at 100.00             AAA          1,170,288
         1,660   New York City Municipal Water Finance Authority, New York,       6/10 at 101.00             AAA          1,770,041
                    Water and Sewerage System Revenue Bonds, Fiscal Series
                    2000B, 6.100%, 6/15/31 - MBIA Insured
         3,305   New York City Municipal Water Finance Authority, New York,       6/14 at 100.00             AAA          3,229,216
                    Water and Sewerage System Revenue Bonds, Fiscal Series
                    2004C, 5.000%, 6/15/35 - AMBAC Insured

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)
$          735   Suffolk County Water Authority, New York, Subordinate Lien         No Opt. Call              AA   $        810,559
                    Waterworks Revenue Bonds, Series 1993, 5.100%, 6/01/12 -
                    MBIA Insured
         2,500   Suffolk County Water Authority, New York, Waterworks Revenue     6/15 at 100.00              AA          2,513,000
                    Bonds, Series 2005C, 5.000%, 6/01/28 - MBIA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
        11,380   Total Water and Sewer                                                                                   11,485,558
------------------------------------------------------------------------------------------------------------------------------------
$      166,500   Total Long-Term Municipal Bonds (cost $168,276,225) - 145.0%                                           167,214,973
                    (93.1% of Total Investments)
==============----------------------------------------------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS - 10.8% (6.9% OF TOTAL INVESTMENTS)

                 MUNICIPAL BONDS - 5.7% (3.6% OF TOTAL INVESTMENTS)

                 TAX OBLIGATION/LIMITED - 5.7% (3.6% OF TOTAL INVESTMENTS)
         6,500   Metropolitan Transportation Authority, New York, Dedicated       7/09 at 100.00             A-1          6,500,000
                    Tax Fund Bonds, Variable Rate Demand Revenue Obligations,
                    Series 2008A, 4.100%, 11/01/31 - FSA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------

                 EURO DOLLAR TIME DEPOSIT - 5.1% (3.3% OF TOTAL INVESTMENTS)
         5,898   State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/09                 N/A             N/A          5,897,958
------------------------------------------------------------------------------------------------------------------------------------
$       12,398   Total Short-Term Investments (cost $12,397,958)                                                         12,397,958
==============----------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $180,674,183) - 155.8%                                                         179,612,931
                 -------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (13.8)%                                                                    (15,905,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.7%                                                                     1,900,680
                 -------------------------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation Value -                                                  (50,350,000)
                    (43.7)% (6)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    115,258,611
                 ===================================================================================================================

      Primarily all of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.0%.

N/A   Not applicable.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

NKO | Nuveen Insured New York Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 2.7% (1.8% OF TOTAL INVESTMENTS)
$        2,105   New York Counties Tobacco Trust II, Tobacco Settlement           6/11 at 101.00             BBB   $      1,634,069
                    Pass-Through Bonds, Series 2001, 5.250%, 6/01/25
         1,000   New York Counties Tobacco Trust III, Tobacco Settlement          6/13 at 100.00             BBB            748,950
                    Pass-Through Bonds, Series 2003, 5.750%, 6/01/33
           805   Puerto Rico, The Children's Trust Fund, Tobacco Settlement       5/12 at 100.00             BBB            573,337
                    Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
         3,910   Total Consumer Staples                                                                                   2,956,356
------------------------------------------------------------------------------------------------------------------------------------

                 EDUCATION AND CIVIC ORGANIZATIONS - 20.5% (13.5% OF TOTAL
                    INVESTMENTS)
         4,000   Dormitory Authority of the State of New York, Insured Revenue      No Opt. Call             AA-          4,016,480
                    Bonds, Mount Sinai School of Medicine, Series 1994A,
                    5.150%, 7/01/24 - MBIA Insured
         1,280   Dormitory Authority of the State of New York, Insured Revenue    7/09 at 100.50             AA-          1,288,384
                    Bonds, New York Medical College, Series 1998, 5.000%,
                    7/01/21 - MBIA Insured
         1,000   Dormitory Authority of the State of New York, Lease Revenue        No Opt. Call             AA-          1,055,150
                    Bonds, State University Dormitory Facilities, Series
                    2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA
                    GTY Insured
           140   Dormitory Authority of the State of New York, Lease Revenue      7/15 at 100.00             AA-            139,460
                    Bonds, State University Dormitory Facilities, Series
                    2004A, 5.000%, 7/01/29 - MBIA Insured
           920   Dormitory Authority of the State of New York, Lease Revenue      7/16 at 100.00             AA-            884,690
                    Bonds, State University Dormitory Facilities, Series
                    2006A, 5.000%, 7/01/31 - MBIA Insured
           240   Dormitory Authority of the State of New York, Revenue Bonds,     7/17 at 100.00             AA-            232,224
                    Barnard College, Series 2007A, 5.000%, 7/01/37 - FGIC
                    Insured
         3,250   Dormitory Authority of the State of New York, Revenue Bonds,       No Opt. Call             AA-          3,811,340
                    New York University, Series 1998A, 6.000%, 7/01/18 - MBIA
                    Insured
           510   Madison County Industrial Development Agency, New York, Civic    7/15 at 100.00             AAA            506,894
                    Facility Revenue Bonds, Colgate University, Tender Option
                    Bond Trust 3127, 12.362%, 7/01/40 - AMBAC Insured (IF)
           300   New York City Industrial Development Agency, New York,           1/19 at 100.00             AAA            322,626
                    Payment in Lieu of Taxes Revenue Bonds, Queens Baseball
                    Stadium Project, Series 2009, 6.125%, 1/01/29 - AGC Insured
                 New York City Industrial Development Agency, New York, PILOT
                 Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
         1,000      5.000%, 1/01/36 - AMBAC Insured                               1/17 at 100.00               A            800,150
         1,060      5.000%, 1/01/46 - AMBAC Insured                               1/17 at 100.00               A            815,967
           885   New York City Industrial Development Agency, New York,           3/19 at 100.00             AAA            985,740
                    Revenue Bonds, Yankee Stadium Project Pilot, Series 2009A,
                    7.000%, 3/01/49 - AGC Insured
                 New York City Industrial Development Authority, New York, PILOT
                 Revenue Bonds, Yankee Stadium Project, Series 2006:
           395      5.000%, 3/01/31 - FGIC Insured                                9/16 at 100.00            BBB-            318,785
         2,210      5.000%, 3/01/36 - MBIA Insured                                9/16 at 100.00             AA-          1,767,425
         1,920      4.500%, 3/01/39 - FGIC Insured                                9/16 at 100.00            BBB-          1,314,586
         4,000   New York City Trust for Cultural Resources, New York, Revenue    7/12 at 100.00             Aa2          3,913,960
                    Bonds, Museum of Modern Art, Series 2001D, 5.125%,
                    7/01/31 - AMBAC Insured

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS (continued)
$          330   New York State Dormitory Authority, Revenue Bonds, New York      7/17 at 100.00             Aa3   $        322,872
                    University, Series 2007, 5.000%, 7/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        23,440   Total Education and Civic Organizations                                                                 22,496,733
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 24.7% (16.3% OF TOTAL INVESTMENTS)
         2,000   Dormitory Authority of the State of New York, FHA-Insured        8/09 at 100.50               A          1,883,040
                    Mortgage Hospital Revenue Bonds, New York and Presbyterian
                    Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured
         1,400   Dormitory Authority of the State of New York, FHA-Insured        8/12 at 100.00               A          1,412,348
                    Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
                    Series 2002A, 5.125%, 2/01/22 - AMBAC Insured
           785   Dormitory Authority of the State of New York, FHA-Insured        8/17 at 100.00             AAA            779,364
                    Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                    Series 2007, 5.000%, 8/15/27 - FSA Insured
         9,800   Dormitory Authority of the State of New York, FHA-Insured        8/09 at 101.00               A          9,820,774
                    Mortgage Revenue Bonds, New York Hospital Medical Center
                    of Queens, Series 1999, 5.600%, 2/15/39 - AMBAC Insured
         1,500   Dormitory Authority of the State of New York, FHA-Insured        2/15 at 100.00             AA-          1,506,450
                    Revenue Bonds, Montefiore Medical Center, Series 2005,
                    5.000%, 2/01/22 - FGIC Insured
         2,050   Dormitory Authority of the State of New York, Hospital           7/09 at 101.00             AA-          1,954,306
                    Revenue Bonds, Catholic Health Services of Long Island
                    Obligated Group - St. Francis Hospital, Series 1999A,
                    5.500%, 7/01/22 - MBIA Insured
           395   Dormitory Authority of the State of New York, Housing Revenue      No Opt. Call             AA-            368,823
                    Bonds, Fashion Institute of Technology, Series 2007,
                    5.250%, 7/01/34 - FGIC Insured
           170   Dormitory Authority of the State of New York, Revenue Bonds,     7/09 at 101.00             AA-            156,237
                    Catholic Health Services of Long Island Obligated Group -
                    St. Charles Hospital and Rehabilitation Center, Series
                    1999A, 5.500%, 7/01/22 - MBIA Insured
           585   Dormitory Authority of the State of New York, Revenue Bonds,     7/17 at 100.00             AAA            597,519
                    Health Quest System Inc., Series 2007B, 5.250%, 7/01/27 -
                    AGC Insured
         1,725   Dormitory Authority of the State of New York, Revenue Bonds,     7/13 at 100.00              AA          1,774,370
                    Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                    5.000%, 7/01/21 - MBIA Insured
           910   Dormitory Authority of the State of New York, Revenue Bonds,     8/14 at 100.00             AAA            979,488
                    New York and Presbyterian Hospital, Series 2004A, 5.250%,
                    8/15/15 - FSA Insured
           600   Dormitory Authority of the State of New York, Revenue Bonds,     7/13 at 100.00            Baa1            527,214
                    South Nassau Communities Hospital, Series 2003B, 5.500%,
                    7/01/23
           700   Dormitory Authority of the State of New York, Revenue Bonds,     8/14 at 100.00             AAA            652,603
                    The New York and Presbyterian Hospital Project, Series
                    2007, 5.000%, 8/15/36 - FSA Insured
           690   New York City Health and Hospitals Corporation, New York,        2/12 at 100.00             AAA            726,715
                    Health System Revenue Bonds, Series 2002A, 5.500%,
                    2/15/17 - FSA Insured
                 New York City Health and Hospitals Corporation, New York,
                 Health System Revenue Bonds, Series 2003A:
         1,500      5.250%, 2/15/21 - AMBAC Insured                               2/13 at 100.00              A+          1,516,320
         1,000      5.250%, 2/15/22 - AMBAC Insured                               2/13 at 100.00              A1          1,005,990
                 Suffolk County Industrial Development Agency, New York,
                 Revenue Bonds, Huntington Hospital, Series 2002C:
           725      6.000%, 11/01/22                                             11/12 at 100.00            Baa1            690,251
         1,045      5.875%, 11/01/32                                             11/12 at 100.00            Baa1            872,930
------------------------------------------------------------------------------------------------------------------------------------
        27,580   Total Health Care                                                                                       27,224,742
------------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 3.8% (2.5% OF TOTAL INVESTMENTS)
                 New York City Housing Development Corporation, New York,
                 Multifamily Housing Revenue Bonds, Series 2002A:
$        2,725      5.375%, 11/01/23 (Alternative Minimum Tax)                    5/12 at 100.00              AA   $      2,729,851
         1,375      5.500%, 11/01/34 (Alternative Minimum Tax)                    5/12 at 100.00              AA          1,268,754
           180   New York City, New York, Multifamily Housing Revenue Bonds,      1/17 at 100.00             AAA            150,048
                    Seaview Towers, Series 2006A, 4.750%, 7/15/39 - AMBAC
                    Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         4,280   Total Housing/Multifamily                                                                                4,148,653
------------------------------------------------------------------------------------------------------------------------------------

                 INDUSTRIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)
         1,225   Syracuse Industrial Development Authority, New York, PILOT       1/17 at 100.00            BBB-            978,898
                    Mortgage Revenue Bonds, Carousel Center Project, Series
                    2007A, 5.000%, 1/01/36 - SYNCORA GTY Insured (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM CARE - 2.8% (1.8% OF TOTAL INVESTMENTS)
           525   Dormitory Authority of the State of New York, GNMA               2/17 at 103.00              A-            493,101
                    Collateralized Revenue Bonds, Cabrini of Westchester
                    Project, Series 2006, 5.200%, 2/15/41
                 Dormitory Authority of the State of New York, GNMA
                 Collateralized Revenue Bonds, Willow Towers Inc., Series 2002:
         1,000      5.250%, 2/01/22                                               8/12 at 101.00             AAA          1,032,350
         1,500      5.400%, 2/01/34                                               8/12 at 101.00             AAA          1,503,600
------------------------------------------------------------------------------------------------------------------------------------
         3,025   Total Long-Term Care                                                                                     3,029,051
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 12.8% (8.4% OF TOTAL INVESTMENTS)
                 Buffalo, New York, General Obligation Bonds, Series 2002B:
         1,490      5.375%, 11/15/18 - MBIA Insured                              11/12 at 100.00             AA-          1,551,284
         2,375      5.375%, 11/15/20 - MBIA Insured                              11/12 at 100.00             AA-          2,451,071
         1,240   Canandaigua City School District, Ontario County, New York,      4/12 at 101.00             Aa3          1,351,488
                    General Obligation Refunding Bonds, Series 2002A, 5.375%,
                    4/01/17 - FSA Insured
         4,760   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00               A          3,874,069
                    Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC Insured
         3,000   New York City, New York, General Obligation Bonds, Fiscal        3/11 at 101.00              AA          3,210,450
                    Series 2001H, 5.250%, 3/15/16 - FGIC Insured
            80   New York City, New York, General Obligation Bonds, Fiscal        3/12 at 100.00             AAA             80,654
                    Series 2002C, 5.125%, 3/15/25 - FSA Insured
           525   New York City, New York, General Obligation Bonds, Fiscal        8/15 at 100.00             AAA            562,123
                    Series 2006C, 5.000%, 8/01/16 - FSA Insured
                 New York City, New York, General Obligation Bonds, Tender
                 Option Bond Trust 1198:
           565      12.468%, 11/01/19 - FSA Insured (IF)                         11/14 at 100.00             AAA            624,647
           365      12.402%, 11/01/20 - FSA Insured (IF)                         11/14 at 100.00             AAA            397,883
------------------------------------------------------------------------------------------------------------------------------------
        14,400   Total Tax Obligation/General                                                                            14,103,669
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 42.0% (27.6% OF TOTAL INVESTMENTS)
           250   Dormitory Authority of the State of New York, 853 Schools        7/10 at 100.00               A            252,205
                    Program Insured Revenue Bonds, Vanderheyden Hall Inc.,
                    Issue 2, Series 1998F, 5.250%, 7/01/18 - AMBAC Insured
         3,000   Dormitory Authority of the State of New York, Revenue Bonds,    10/12 at 100.00             AA-          3,058,500
                    School Districts Financing Program, Series 2002D, 5.250%,
                    10/01/23 - MBIA Insured
           160   Dormitory Authority of the State of New York, State Personal     3/15 at 100.00             AAA            168,957
                    Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                    FSA Insured
           400   Erie County Industrial Development Agency, New York, School      5/12 at 100.00             AAA            413,380
                    Facility Revenue Bonds, Buffalo City School District,
                    Series 2003, 5.750%, 5/01/20 - FSA Insured

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
                 Erie County Industrial Development Agency, New York, School
                 Facility Revenue Bonds, Buffalo City School District:
$          590      5.750%, 5/01/27- FSA Insured (UB)                             5/18 at 100.00             AAA   $        601,670
           190      5.750%, 5/01/28 - FSA Insured (UB)                            5/18 at 100.00             AAA            192,269
         2,485   Erie County Industrial Development Agency, New York, School      5/17 at 100.00             AAA          2,512,062
                    Facility Revenue Bonds, Buffalo City School District,
                    Series 2007A, 5.750%, 5/01/28 - FSA Insured (UB)
         2,290   Metropolitan Transportation Authority, New York, Dedicated      11/12 at 100.00             AAA          2,316,930
                    Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA
                    Insured
         4,000   Metropolitan Transportation Authority, New York, State           7/12 at 100.00             AA-          3,938,480
                    Service Contract Refunding Bonds, Series 2002A, 5.000%,
                    7/01/25 - FGIC Insured
         1,000   Nassau County Interim Finance Authority, New York, Sales Tax    11/13 at 100.00             AAA          1,052,990
                    Secured Revenue Bonds, Series 2003A, 5.000%, 11/15/18 -
                    AMBAC Insured
                 New York City Sales Tax Asset Receivable Corporation, New
                    York, Dedicated Revenue Bonds, Local
                 Government Assistance Corporation, Series 2004A:
         3,400      5.000%, 10/15/25 - MBIA Insured                              10/14 at 100.00             AAA          3,497,920
         1,040      5.000%, 10/15/26 - MBIA Insured                              10/14 at 100.00             AAA          1,063,691
           300      5.000%, 10/15/29 - AMBAC Insured                             10/14 at 100.00             AAA            303,027
         2,500   New York City Transitional Finance Authority, New York,          1/17 at 100.00             AA-          2,391,200
                    Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%,
                    1/15/28 - FGIC Insured
         5,000   New York City Transitional Finance Authority, New York,         11/11 at 101.00             AAA          5,403,349
                    Future Tax Secured Bonds, Fiscal Series 2002B, 5.250%,
                    5/01/16 - MBIA Insured
           890   New York City Transitional Finance Authority, New York,          8/12 at 100.00             AAA            940,508
                    Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%,
                    8/01/21 - AMBAC Insured
           500   New York City Transitional Finance Authority, New York,          2/14 at 100.00             AAA            528,070
                    Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%,
                    2/01/19 - SYNCORA GTY Insured
                 New York Convention Center Development Corporation, Hotel Fee
                 Revenue Bonds, Tender Option Bond Trust 3126:
           165      13.201%, 11/15/30 - AMBAC Insured (IF)                       11/15 at 100.00             AAA            169,138
           150      12.082%, 11/15/44 - AMBAC Insured (IF)                       11/15 at 100.00             AAA            143,861
           350   New York State Thruway Authority, General Revenue Bonds,         7/15 at 100.00             AAA            345,083
                    Series 2008, 5.000%, 1/01/30 - FSA Insured (UB)
                 New York State Thruway Authority, Highway and Bridge Trust
                 Fund Bonds, Second General, Series 2005B:
         2,625      5.500%, 4/01/20 - AMBAC Insured                                 No Opt. Call              AA          2,923,148
           500      5.000%, 4/01/21 - AMBAC Insured                              10/15 at 100.00              AA            519,465
                 New York State Tobacco Settlement Financing Corporation,
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1:
         1,900      5.250%, 6/01/20 - AMBAC Insured                               6/13 at 100.00             AA-          1,911,704
         1,000      5.250%, 6/01/22 - AMBAC Insured                               6/13 at 100.00             AA-            995,700
           750   New York State Tobacco Settlement Financing Corporation,         6/13 at 100.00             AA-            757,913
                    Tobacco Settlement Asset-Backed and State Contingency
                    Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21
         8,600   New York State Urban Development Corporation, State Personal       No Opt. Call             AAA          9,788,778
                    Income Tax Revenue Bonds, 5.700%, 4/01/20 - FSA Insured
                    (UB)
------------------------------------------------------------------------------------------------------------------------------------
        44,035   Total Tax Obligation/Limited                                                                            46,189,998
------------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 14.8% (9.7% OF TOTAL INVESTMENTS)
                 Metropolitan Transportation Authority, New York,
                 Transportation Revenue Refunding Bonds, Series 2002A:
$        2,000      5.125%, 11/15/22 - FGIC Insured                              11/12 at 100.00             AA-   $      2,006,620
         4,000      5.000%, 11/15/25 - FGIC Insured                              11/12 at 100.00             AA-          3,986,360
           865   New York State Thruway Authority, General Revenue Bonds,         1/15 at 100.00              A+            898,181
                    Series 2005F, 5.000%, 1/01/20 - AMBAC Insured
           315   New York State Thruway Authority, General Revenue Bonds,         1/18 at 100.00             AA-            316,751
                    Series 2007H, 5.000%, 1/01/25 - FGIC Insured
            85   Niagara Frontier Airport Authority, New York, Airport Revenue    4/09 at 101.00             AA-             73,834
                    Bonds, Buffalo Niagara International Airport, Series
                    1999A, 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum
                    Tax)
         2,000   Port Authority of New York and New Jersey, Consolidated          5/18 at 100.00             AA-          1,822,800
                 Revenue Bonds, One Hundred Fifty Second Series 2007,
                    5.000%, 11/01/28 (Alternative Minimum Tax)
                 Port Authority of New York and New Jersey, Consolidated
                    Revenue Bonds, One Hundred Fortieth  Series 2005:
           500      5.000%, 12/01/19 - FSA Insured                                6/15 at 101.00             AAA            542,100
         1,000      5.000%, 12/01/28 - SYNCORA GTY Insured                        6/15 at 101.00             AA-          1,003,260
           345      5.000%, 12/01/31 - SYNCORA GTY Insured                        6/15 at 101.00             AA-            343,123
           390   Port Authority of New York and New Jersey, Consolidated          8/17 at 100.00             AAA            384,010
                    Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust
                    2920, 17.447%, 8/15/32 - FSA Insured (IF)
         4,000   Port Authority of New York and New Jersey, Consolidated          8/09 at 100.50             AA-          4,047,399
                    Revenue Bonds, One Hundred Twenty-Fourth Series 2001,
                    5.000%, 8/01/11 - FGIC Insured (Alternative Minimum Tax)
           780   Triborough Bridge and Tunnel Authority, New York, Subordinate      No Opt. Call             AA-            873,218
                    Lien General Purpose Revenue Refunding Bonds, Series
                    2002E, 5.500%, 11/15/20 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        16,280   Total Transportation                                                                                    16,297,656
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 7.9% (5.2% OF TOTAL INVESTMENTS) (4)
           220   Dormitory Authority of the State of New York, Improvement        8/09 at 101.00             AAA            226,138
                    Revenue Bonds, Mental Health Services Facilities, Series
                    1999D, 5.250%, 2/15/29 (Pre-refunded 8/15/09) - FSA Insured
           150   Dormitory Authority of the State of New York, Judicial             No Opt. Call             AAA            179,054
                    Facilities Lease Revenue Bonds, Suffolk County Issue,
                    Series 1986, 7.375%, 7/01/16 (ETM)
           110   New York City Transitional Finance Authority, New York,          8/12 at 100.00             AAA            124,609
                    Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%,
                    8/01/21 (Pre-refunded 8/01/12) - AMBAC Insured
         3,170   New York City, New York, General Obligation Bonds, Fiscal        3/12 at 100.00             AAA          3,503,579
                    Series 2002C, 5.125%, 3/15/25 (Pre-refunded 3/15/12) - FSA
                    Insured
           460   New York State Housing Finance Agency, Construction Fund           No Opt. Call             AAA            493,994
                    Bonds, State University, Series 1986A, 8.000%, 5/01/11
                    (ETM)
         2,575   Puerto Rico Infrastructure Financing Authority, Special         10/10 at 101.00             AAA          2,698,420
                    Obligation Bonds, Series 2000A, 5.500%, 10/01/40
         1,320   TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series         7/12 at 100.00             AAA          1,455,617
                    2002-1, 5.500%, 7/15/24 (Pre-refunded 7/15/12)
------------------------------------------------------------------------------------------------------------------------------------
         8,005   Total U.S. Guaranteed                                                                                    8,681,411
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 13.0% (8.5% OF TOTAL INVESTMENTS)
         5,000   Long Island Power Authority, New York, Electric System           9/11 at 100.00             AAA          5,002,049
                    General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 - FSA
                    Insured
                 Long Island Power Authority, New York, Electric System
                 General Revenue Bonds, Series 2006A:
         1,700      5.000%, 12/01/23 - FGIC Insured                               6/16 at 100.00             AA-          1,698,130
         1,300      5.000%, 12/01/25 - FGIC Insured                               6/16 at 100.00             AA-          1,282,554
           250   Long Island Power Authority, New York, Electric System           6/16 at 100.00              A-            231,288
                    General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 -
                    CIFG Insured

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES (continued)
$        5,000   New York State Energy Research and Development Authority,        5/09 at 102.00               A   $      4,972,199
                    Pollution Control Revenue Refunding Bonds, Niagara Mohawk
                    Power Corporation, Series 1998A, 5.150%, 11/01/25 - AMBAC
                    Insured
         1,090   Westchester County Industrial Development Agency, Westchester    5/09 at 100.00             BBB          1,088,093
                    County, New York, Resource Recovery Revenue Bonds, RESCO
                    Company, Series 1996, 5.500%, 7/01/09 (Alternative Minimum
                    Tax)
------------------------------------------------------------------------------------------------------------------------------------
        14,340   Total Utilities                                                                                         14,274,313
------------------------------------------------------------------------------------------------------------------------------------

                 WATER AND SEWER - 3.1% (2.0% OF TOTAL INVESTMENTS)
         1,140   New York City Municipal Water Finance Authority, New York,       6/16 at 100.00             AAA          1,111,774
                    Water and Sewer System Revenue Bonds, 5.000%, 6/15/36 -
                    MBIA Insured (UB)
         2,295   Suffolk County Water Authority, New York, Waterworks Revenue     6/15 at 100.00              AA          2,306,934
                    Bonds, Series 2005C, 5.000%, 6/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         3,435   Total Water and Sewer                                                                                    3,418,708
------------------------------------------------------------------------------------------------------------------------------------
$      163,955   Total Long-Term Municipal Bonds (cost $165,945,699) - 149.0%                                           163,800,188
                    (97.9% of Total Investments)
==============----------------------------------------------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS - 3.1% (2.1% OF TOTAL INVESTMENTS)
$        3,448   State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/09                 N/A             N/A          3,448,171
==============----------------------------------------------------------------------------------------------------------------------
                 Total Short-Term Investments (cost $3,448,171)                                                           3,448,171
                 -------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $169,393,870) - 152.1%                                                         167,248,359
                 -------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (9.0)%                                                                     (9,950,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Variable Rate Demand Preferred Shares, at Liquidation Value -                                         (50,000,000)
                    (45.5)% (5)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.4%                                                                     2,683,406
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    109,981,765
                 ===================================================================================================================

      At least 80% of the Fund's net assets (including net assets attributable to Variable Rate Demand Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

(5) Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.9%.

N/A   Not applicable.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

NRK | Nuveen Insured New York Tax-Free Advantage Municipal Fund
    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 2.8% (1.7% OF TOTAL INVESTMENTS)
$        1,500   New York Counties Tobacco Trust III, Tobacco Settlement          6/13 at 100.00             BBB   $      1,123,425
                    Pass-Through Bonds, Series 2003, 5.750%, 6/01/33
           325   Puerto Rico, The Children's Trust Fund, Tobacco Settlement       5/12 at 100.00             BBB            231,472
                    Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
         1,825   Total Consumer Staples                                                                                   1,354,897
------------------------------------------------------------------------------------------------------------------------------------

                 EDUCATION AND CIVIC ORGANIZATIONS - 23.9% (14.8% OF TOTAL
                    INVESTMENTS)
         2,000   Dormitory Authority of the State of New York, Insured Revenue    9/12 at 100.00            BBB+          1,537,820
                    Bonds, Long Island University, Series 2003A, 5.000%,
                    9/01/32 - RAAI Insured
         2,000   Dormitory Authority of the State of New York, Insured Revenue      No Opt. Call             AA-          2,008,240
                    Bonds, Mount Sinai School of Medicine, Series 1994A,
                    5.150%, 7/01/24 - MBIA Insured
         1,000   Dormitory Authority of the State of New York, Lease Revenue        No Opt. Call             AA-          1,055,150
                    Bonds, State University Dormitory Facilities, Series
                    2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) - SYNCORA
                    GTY Insured
           410   Dormitory Authority of the State of New York, Lease Revenue      7/16 at 100.00             AA-            394,264
                    Bonds, State University Dormitory Facilities, Series
                    2006A, 5.000%, 7/01/31 - MBIA Insured
         1,000   Dormitory Authority of the State of New York, Revenue Bonds,     7/13 at 100.00            BBB+            819,740
                    Mount St. Mary College, Series 2003, 5.000%, 7/01/32 -
                    RAAI Insured
         2,500   Dormitory Authority of the State of New York, Revenue Bonds,     7/12 at 100.00              A1          2,566,950
                    Rochester Institute of Technology, Series 2002A, 5.250%,
                    7/01/22 - AMBAC Insured
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 Rochester Institute of Technology, Series 2006A:
           100      5.250%, 7/01/20 - AMBAC Insured                                 No Opt. Call              A1            103,079
            80      5.250%, 7/01/21 - AMBAC Insured                                 No Opt. Call              A1             81,809
           225   Madison County Industrial Development Agency, New York, Civic    7/15 at 100.00             AAA            223,630
                    Facility Revenue Bonds, Colgate University, Tender Option
                    Bond Trust 3127, 12.362%, 7/01/40 - AMBAC Insured (IF)
           300   New York City Industrial Development Agency, New York,           1/19 at 100.00             AAA            322,626
                    Payment in Lieu of Taxes Revenue Bonds, Queens Baseball
                    Stadium Project, Series 2009, 6.125%, 1/01/29 - AGC Insured
           495   New York City Industrial Development Agency, New York,           3/19 at 100.00             AAA            551,346
                    Revenue Bonds, Yankee Stadium Project Pilot, Series 2009A,
                    7.000%, 3/01/49 - AGC Insured
                 New York City Industrial Development Authority, New York, PILOT
                 Revenue Bonds, Yankee Stadium Project, Series 2006:
           170      5.000%, 3/01/31 - FGIC Insured                                9/16 at 100.00            BBB-            137,199
         1,425      5.000%, 3/01/36 - MBIA Insured                                9/16 at 100.00             AA-          1,139,630
           840      4.500%, 3/01/39 - FGIC Insured                                9/16 at 100.00            BBB-            575,131
------------------------------------------------------------------------------------------------------------------------------------
        12,545   Total Education and Civic Organizations                                                                 11,516,614
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 23.6% (14.6% OF TOTAL INVESTMENTS)
         2,000   Dormitory Authority of the State of New York, FHA-Insured        2/13 at 100.00             AA-          1,899,260
                    Mortgage Hospital Revenue Bonds, Lutheran Medical Center,
                    Series 2003, 5.000%, 8/01/31 - MBIA Insured
         3,000   Dormitory Authority of the State of New York, FHA-Insured        8/12 at 100.00               A          2,850,660
                    Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
                    Series 2002A, 5.000%, 2/01/31 - AMBAC Insured

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE (continued)
$          345   Dormitory Authority of the State of New York, FHA-Insured        8/17 at 100.00             AAA   $        342,523
                    Mortgage Revenue Bonds, Hudson Valley Hospital Center,
                    Series 2007, 5.000%, 8/15/27 - FSA Insured
         1,000   Dormitory Authority of the State of New York, FHA-Insured        2/15 at 100.00             AA-          1,004,300
                    Revenue Bonds, Montefiore Medical Center, Series 2005,
                    5.000%, 2/01/22 - FGIC Insured
           255   Dormitory Authority of the State of New York, Revenue Bonds,     7/17 at 100.00             AAA            248,844
                    Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 -
                    AGC Insured
            25   Dormitory Authority of the State of New York, Revenue Bonds,     7/13 at 100.00              AA             25,716
                    Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                    5.000%, 7/01/21 - MBIA Insured
           810   Dormitory Authority of the State of New York, Revenue Bonds,     8/14 at 100.00             AAA            871,852
                    New York and Presbyterian Hospital, Series 2004A, 5.250%,
                    8/15/15 - FSA Insured
           750   Dormitory Authority of the State of New York, Revenue Bonds,     7/13 at 100.00            Baa1            659,018
                    South Nassau Communities Hospital, Series 2003B, 5.500%,
                    7/01/23
           305   Dormitory Authority of the State of New York, Revenue Bonds,     8/14 at 100.00             AAA            284,348
                    The New York and Presbyterian Hospital Project, Series
                    2007, 5.000%, 8/15/36 - FSA Insured
           500   New York City Health and Hospitals Corporation, New York,        2/12 at 100.00             AAA            526,605
                    Health System Revenue Bonds, Series 2002A, 5.500%,
                    2/15/17 - FSA Insured
         2,640   New York City Health and Hospitals Corporation, New York,        2/13 at 100.00              A+          2,668,723
                    Health System Revenue Bonds, Series 2003A, 5.250%,
                    2/15/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        11,630   Total Health Care                                                                                       11,381,849
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM CARE - 0.6% (0.4% OF TOTAL INVESTMENTS)
           300   Dormitory Authority of the State of New York, GNMA               2/17 at 103.00              A-            281,772
                    Collateralized Revenue Bonds, Cabrini of Westchester
                    Project, Series 2006, 5.200%, 2/15/41
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 8.6% (5.3% OF TOTAL INVESTMENTS)
         2,055   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00               A          1,672,523
                    Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC Insured
         2,155   New York City, New York, General Obligation Bonds, Fiscal        8/09 at 100.50              AA          2,157,133
                    Series 1998H, 5.125%, 8/01/25 - MBIA Insured
           225   New York City, New York, General Obligation Bonds, Fiscal        8/15 at 100.00             AAA            240,910
                    Series 2006C, 5.000%, 8/01/16 - FSA Insured
            85   New York City, New York, General Obligation Bonds, Tender       11/14 at 100.00             AAA             93,973
                    Option Bond Trust 1198, 12.468%, 11/01/19 - FSA Insured
                    (IF)
------------------------------------------------------------------------------------------------------------------------------------
         4,520   Total Tax Obligation/General                                                                             4,164,539
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 48.8% (30.3% OF TOTAL INVESTMENTS)
         2,695   Buffalo Fiscal Stability Authority, New York, Sales Tax            No Opt. Call             Aa2          2,990,642
                    Revenue State Aid Secured Bonds, Series 2004A, 5.250%,
                    8/15/12 - MBIA Insured
         3,000   Dormitory Authority of the State of New York, Revenue Bonds,    10/12 at 100.00             AA-          3,058,500
                    School Districts Financing Program, Series 2002D, 5.250%,
                    10/01/23 - MBIA Insured
         1,000   Dormitory Authority of the State of New York, Revenue Bonds,    10/19 at 100.00             AAA          1,013,850
                    School Districts Financing Program, Series 2009A, 5.625%,
                    10/01/29 (WI/DD, Settling 4/01/09) - AGC Insured
           340   Erie County Industrial Development Agency, New York, School      5/18 at 100.00             AAA            346,725
                    Facility Revenue Bonds, Buffalo City School District,
                    5.750%, 5/01/27 - FSA Insured (UB)
         1,085   Erie County Industrial Development Agency, New York, School      5/17 at 100.00             AAA          1,096,816
                    Facility Revenue Bonds, Buffalo City School District,
                    Series 2007A, 5.750%, 5/01/28 - FSA Insured (UB)
         1,000   Metropolitan Transportation Authority, New York, State           7/12 at 100.00             AA-            984,620
                    Service Contract Refunding Bonds, Series 2002A, 5.000%,
                    7/01/25 - FGIC Insured
           560   Monroe Newpower Corporation, New York, Power Facilities          1/13 at 102.00             BBB            363,446
                    Revenue Bonds, Series 2003, 5.500%, 1/01/34

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
                 New York City Sales Tax Asset Receivable Corporation, New York,
                 Dedicated Revenue Bonds, Local Government Assistance
                 Corporation, Series 2004A:
$          610      5.000%, 10/15/25 - MBIA Insured (UB)                         10/14 at 100.00             AAA   $        627,568
           555      5.000%, 10/15/26 - MBIA Insured (UB)                         10/14 at 100.00             AAA            567,643
           740   New York City Transitional Finance Authority, New York,          1/17 at 100.00             AA-            707,795
                    Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%,
                    1/15/28 - FGIC Insured
         3,000   New York City Transitional Finance Authority, New York,          8/12 at 100.00             AAA          3,199,710
                    Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%,
                    8/01/18 - AMBAC Insured
         2,000   New York City Transitional Finance Authority, New York,          2/13 at 100.00             AAA          2,052,140
                    Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                    5.000%, 2/01/22 - MBIA Insured
           305   New York Convention Center Development Corporation, Hotel Fee   11/15 at 100.00             AAA            292,516
                    Revenue Bonds, Tender Option Bond Trust 3126, 12.082%,
                    11/15/44 - AMBAC Insured (IF)
         1,290   New York State Environmental Facilities Corporation, State       1/13 at 100.00             AAA          1,322,224
                    Personal Income Tax Revenue Bonds, Series 2002A, 5.000%,
                    1/01/23 - FGIC Insured
           950   New York State Thruway Authority, Highway and Bridge Trust         No Opt. Call              AA          1,057,901
                    Fund Bonds, Second General, Series 2005B, 5.500%,
                    4/01/20 - AMBAC Insured
         1,200   New York State Tobacco Settlement Financing Corporation,         6/13 at 100.00             AA-          1,207,392
                    Tobacco Settlement Asset-Backed and State Contingency
                    Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 -
                    AMBAC Insured
           750   New York State Tobacco Settlement Financing Corporation,         6/13 at 100.00             AA-            757,913
                    Tobacco Settlement Asset-Backed and State Contingency
                    Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21
         1,860   New York State Urban Development Corporation, Service              No Opt. Call             AA-          1,929,248
                    Contract Revenue Bonds, Correctional and Youth Facilities,
                    Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)
------------------------------------------------------------------------------------------------------------------------------------
        22,940   Total Tax Obligation/Limited                                                                            23,576,649
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 6.7% (4.2% OF TOTAL INVESTMENTS)
         1,000   Metropolitan Transportation Authority, New York,                11/12 at 100.00             AA-            996,590
                    Transportation Revenue Refunding Bonds, Series 2002A,
                    5.000%, 11/15/25 - FGIC Insured
         1,875   New York State Thruway Authority, General Revenue Bonds,         1/15 at 100.00              A+          1,946,925
                    Series 2005F, 5.000%, 1/01/20 - AMBAC Insured
           140   New York State Thruway Authority, General Revenue Bonds,         1/18 at 100.00             AA-            140,778
                    Series 2007H, 5.000%, 1/01/25 - FGIC Insured
           170   Port Authority of New York and New Jersey, Consolidated          8/17 at 100.00             AAA            167,389
                    Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust
                    2920, 17.447%, 8/15/32 - FSA Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
         3,185   Total Transportation                                                                                     3,251,682
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 24.9% (15.4% OF TOTAL INVESTMENTS) (4)
         1,185   Dormitory Authority of the State of New York, FHA-Insured        2/13 at 102.00             Aaa          1,369,848
                    Nursing Home Mortgage Revenue Bonds, Shorefront Jewish
                    Geriatric Center Inc., Series 2002, 5.200%, 2/01/32
                    (Pre-refunded 2/01/13)
           145   Dormitory Authority of the State of New York, Improvement        8/09 at 101.00             AAA            149,046
                    Revenue Bonds, Mental Health Services Facilities, Series
                    1999D, 5.250%, 2/15/29 (Pre-refunded 8/15/09) - FSA Insured
           395   Dormitory Authority of the State of New York, Lease Revenue      7/09 at 101.00             AAA            403,575
                    Bonds, State University Dormitory Facilities, Series
                    1999B, 5.125%, 7/01/28 (Pre-refunded 7/01/09) - MBIA
                    Insured
           500   Dormitory Authority of the State of New York, Revenue Bonds,     5/13 at 100.00             Aaa            575,125
                    North Shore Long Island Jewish Group, Series 2003, 5.375%,
                    5/01/23 (Pre-refunded 5/01/13)
           100   Erie County Water Authority, New York, Water Revenue Bonds,        No Opt. Call           A (4)            114,445
                    Series 1990B, 6.750%, 12/01/14 - AMBAC Insured (ETM)
         3,500   New York State Thruway Authority, Highway and Bridge Trust       4/12 at 100.00             AAA          3,896,795
                    Fund Bonds, Series 2002B, 5.000%, 4/01/20 (Pre-refunded
                    4/01/12) - AMBAC Insured
           500   New York State Urban Development Corporation, State Personal     3/13 at 100.00             AAA            573,850
                    Income Tax Revenue Bonds, State Facilities and Equipment,
                    Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded 3/15/13) -
                    FGIC Insured

    | Portfolio of INVESTMENTS March 31, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED (4) (continued)
$        2,000   Power Authority of the State of New York, General Revenue       11/12 at 100.00         Aa2 (4)   $      2,268,960
                    Bonds, Series 2002A, 5.000%, 11/15/20 (Pre-refunded
                    11/15/12) - Insured
         1,975   Triborough Bridge and Tunnel Authority, New York, General        1/12 at 100.00             AAA          2,186,029
                    Purpose Revenue Bonds, Series 2002A, 5.125%, 1/01/31
                    (Pre-refunded 1/01/12) - MBIA Insured
           450   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,       7/09 at 101.00             AAA            462,159
                    Series 1999-1, 6.250%, 7/15/34 (Mandatory put 7/15/24)
                    (Pre-refunded 7/15/09)
------------------------------------------------------------------------------------------------------------------------------------
        10,750   Total U.S. Guaranteed                                                                                   11,999,832
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 4.6% (2.9% OF TOTAL INVESTMENTS)
                 Long Island Power Authority, New York, Electric System
                 General Revenue Bonds, Series 2006A:
         1,130      5.000%, 12/01/23 - FGIC Insured                               6/16 at 100.00             AA-          1,128,757
           870      5.000%, 12/01/25 - FGIC Insured                               6/16 at 100.00             AA-            858,325
           125   Long Island Power Authority, New York, Electric System           6/16 at 100.00              A-            115,644
                    General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 -
                    CIFG Insured
           110   Power Authority of the State of New York, General Revenue       11/15 at 100.00             Aa2            117,990
                    Bonds, Series 2006A, 5.000%, 11/15/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         2,235   Total Utilities                                                                                          2,220,716
------------------------------------------------------------------------------------------------------------------------------------

                 WATER AND SEWER - 1.0% (0.6% OF TOTAL INVESTMENTS)
           495   New York City Municipal Water Finance Authority, New York,       6/16 at 100.00             AAA            482,744
                    Water and Sewer System Revenue Bonds, 5.000%, 6/15/36 -
                    MBIA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
$       70,425   Total Long-Term Municipal Bonds (cost $71,116,951) - 145.5%                                             70,231,294
                    (90.2% of Total Investments)
==============----------------------------------------------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS - 15.9% (9.8% OF TOTAL INVESTMENTS)
$        7,662   State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/09                 N/A             N/A          7,661,921
==============----------------------------------------------------------------------------------------------------------------------
                 Total Short-Term Investments (cost $7,661,921)                                                           7,661,921
                 -------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $78,778,872) - 161.4%                                                           77,893,215
                 -------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (4.8)%                                                                      (2,310,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - (0.7)%                                                                    (323,685)
                 -------------------------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation                                                          (27,000,000)
                    Value - (55.9)% (5)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $     48,259,530
                 ===================================================================================================================

      At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.7%.

N/A   Not applicable.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

| Statement of ASSETS & LIABILITIES March 31, 2009 (Unaudited)

                                                                NEW YORK         NEW YORK         NEW YORK
                                                              INVESTMENT           SELECT          QUALITY
                                                                 QUALITY          QUALITY           INCOME
                                                                    (NQN)            (NVN)            (NUN)
-----------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $375,669,833, $490,431,753
   and $512,379,326, respectively)                         $ 370,534,003    $ 489,447,910    $ 509,387,290
Short-term investments (at cost, which approximates
   value)                                                     11,551,918       20,255,700        8,975,947
Cash equivalents (1)                                           3,427,847               --        4,604,025
Receivables:
   Interest                                                    5,386,621        6,960,719        7,068,888
   Investments sold                                                   --        1,090,800               --
Deferred offering costs                                               --               --               --
Other assets                                                      71,003           91,832           87,406
-----------------------------------------------------------------------------------------------------------
     Total assets                                            390,971,392      517,846,961      530,123,556
-----------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                     35,505,000       31,765,000       38,910,000
Payables:
   Investments purchased                                              --               --               --
   Auction Rate Preferred shares noticed for
     redemption, at liquidation value                          3,425,000               --        4,600,000
   Auction Rate Preferred share dividends                          9,073           19,200           12,669
   Common share dividends                                        822,247        1,075,135        1,106,201
   Offering costs                                                     --               --               --
Variable Rate Demand Preferred shares, at liquidation
   value                                                              --               --               --
Accrued expenses:
   Management fees                                               191,206          259,996          262,959
   Other                                                         104,201          162,327          196,944
-----------------------------------------------------------------------------------------------------------
     Total liabilities                                        40,056,727       33,281,658       45,088,773
-----------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value          111,500,000      163,900,000      160,775,000
-----------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $ 239,414,665    $ 320,665,303    $ 324,259,783
===========================================================================================================
Common shares outstanding                                     17,518,033       23,198,402       23,754,039
===========================================================================================================
Net asset value per Common share outstanding (net
   assets applicable to Common shares, divided by Common
   shares outstanding)                                     $       13.67    $       13.82    $       13.65
===========================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                    $     175,180    $     231,984    $     237,540
Paid-in surplus                                              246,356,704      324,965,770      331,044,917
Undistributed (Over-distribution of) net investment
   income                                                      1,306,290          558,596          776,645
Accumulated net realized gain (loss) from investments
   and derivative transactions                                (3,287,679)      (4,107,204)      (4,807,283)
Net unrealized appreciation (depreciation) of
   investments                                                (5,135,830)        (983,843)      (2,992,036)
-----------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $ 239,414,665    $ 320,665,303    $ 324,259,783
===========================================================================================================
Authorized shares:
   Common                                                    200,000,000      200,000,000      200,000,000
   Auction Rate Preferred and Variable Rate Demand
     Preferred                                                 1,000,000        1,000,000        1,000,000
===========================================================================================================

(1)   Segregated for the payment of Auction Rate Preferred shares.

                                 See accompanying notes to financial statements.

| Statement of ASSETS & LIABILITIES (continued) March 31, 2009 (Unaudited)

                                                                 INSURED          INSURED          INSURED
                                                                NEW YORK         NEW YORK         NEW YORK
                                                                 PREMIUM         DIVIDEND         TAX-FREE
                                                                  INCOME        ADVANTAGE        ADVANTAGE
                                                                    (NNF)            (NKO)            (NRK)
-----------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $168,276,225, $165,945,699
   and $71,116,951, respectively)                          $ 167,214,973    $ 163,800,188    $  70,231,294
Short-term investments (at cost, which approximates
   value)                                                     12,397,958        3,448,171        7,661,921
Cash equivalents (1)                                           1,651,423               --               --
Receivables:
   Interest                                                    2,378,972        2,434,709          903,413
   Investments sold                                                   --          105,000               --
Deferred offering costs                                               --          660,394               --
Other assets                                                      24,642              532           13,618
-----------------------------------------------------------------------------------------------------------
     Total assets                                            183,667,968      170,448,994       78,810,246
-----------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                     15,905,000        9,950,000        2,310,000
Payables:
   Investments purchased                                              --               --        1,001,960
   Auction Rate Preferred shares noticed for
     redemption, at liquidation value                          1,650,000               --               --
   Auction Rate Preferred share dividends                          4,135               --            2,712
   Common share dividends                                        371,843          418,503          182,202
   Offering costs                                                     --           29,817               --
Variable Rate Demand Preferred shares, at liquidation
   value                                                              --       50,000,000               --
Accrued expenses:
   Management fees                                                91,504           60,534           31,186
   Other                                                          36,875            8,375           22,656
-----------------------------------------------------------------------------------------------------------
     Total liabilities                                        18,059,357       60,467,229        3,550,716
-----------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value           50,350,000               --       27,000,000
-----------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $ 115,258,611    $ 109,981,765    $  48,259,530
===========================================================================================================
Common shares outstanding                                      8,256,215        7,937,131        3,506,560
===========================================================================================================
Net asset value per Common share outstanding (net
   assets applicable to Common shares, divided by Common
   shares outstanding)                                     $       13.96    $       13.86    $       13.76
===========================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                    $      82,562    $      79,371    $      35,066
Paid-in surplus                                              117,578,151      112,688,392       49,431,659
Undistributed (Over-distribution of) net investment
   income                                                        193,954          220,641          (79,042)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                (1,534,804)        (861,128)        (242,496)
Net unrealized appreciation (depreciation) of
   investments                                                (1,061,252)      (2,145,511)        (885,657)
-----------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                       115,258,611      109,981,765       48,259,530
===========================================================================================================
Authorized shares:
   Common                                                    200,000,000        Unlimited        Unlimited
   Auction Rate Preferred and Variable Rate Demand
     Preferred                                                 1,000,000        Unlimited        Unlimited
===========================================================================================================

(1)   Segregated for the payment of Auction Rate Preferred shares.

                                 See accompanying notes to financial statements.

| Statement of OPERATIONS Six Months Ended March 31, 2009 (Unaudited)

                                                                NEW YORK         NEW YORK         NEW YORK
                                                              INVESTMENT           SELECT          QUALITY
                                                                 QUALITY          QUALITY           INCOME
                                                                    (NQN)            (NVN)            (NUN)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                          $   9,516,267    $  12,612,177    $  12,757,792
-----------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                1,098,827        1,493,888        1,511,812
Auction fees                                                     143,263          204,313          206,153
Dividend disbursing agent fees                                    14,959           14,959           19,945
Shareholders' servicing agent
   fees and expenses                                              12,320           12,445           12,472
Interest expense and amortization of
   offering costs                                                352,413          367,505          398,728
Liquidity fees                                                        --               --               --
Custodian's fees and expenses                                     28,703           37,821           37,787
Directors'/Trustees' fees and expenses                             4,187            5,657            5,664
Professional fees                                                 14,918           18,407           18,465
Shareholders' reports - printing
   and mailing expenses                                           47,750           56,723           58,698
Stock exchange listing fees                                        4,591            4,591            4,591
Investor relations expense                                        24,108           31,670           32,234
Portfolio insurance expense                                           --              812               --
Other expenses                                                    16,914           19,754           19,656
-----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement                            1,762,953        2,268,545        2,326,205
   Custodian fee credit                                          (17,403)         (23,884)         (24,073)
   Expense reimbursement                                              --               --               --
-----------------------------------------------------------------------------------------------------------
Net expenses                                                   1,745,550        2,244,661        2,302,132
-----------------------------------------------------------------------------------------------------------
Net investment income                                          7,770,717       10,367,516       10,455,660
-----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                (2,708,330)      (3,758,155)      (4,147,077)
   Futures                                                            --               --               --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                                 9,164,375       13,657,949       13,375,802
   Futures                                                            --               --               --
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                        6,456,045        9,899,794        9,228,725
-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO AUCTION RATE
   PREFERRED SHAREHOLDERS
From net investment income                                    (1,218,921)      (1,668,711)      (1,727,748)
From accumulated net realized gains                                   --               --               --
-----------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Auction Rate Preferred shareholders                     (1,218,921)      (1,668,711)      (1,727,748)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                         $  13,007,841    $  18,598,599    $  17,956,637
===========================================================================================================

                                                                 INSURED          INSURED          INSURED
                                                                NEW YORK         NEW YORK         NEW YORK
                                                                 PREMIUM         DIVIDEND         TAX-FREE
                                                                  INCOME        ADVANTAGE        ADVANTAGE
                                                                    (NNF)            (NKO)            (NRK)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                          $   4,291,421    $   4,110,118    $   1,709,294
-----------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                  526,238          501,233          237,970
Auction fees                                                      64,821           25,278           33,657
Dividend disbursing agent fees                                     9,973           13,288            4,979
Shareholders' servicing agent
   fees and expenses                                               4,794              591              374
Interest expense and amortization of
   offering costs                                                159,289          533,760           29,135
Liquidity fees                                                        --          193,091               --
Custodian's fees and expenses                                     16,793           15,092            8,795
Directors'/Trustees' fees and expenses                             2,004            1,848              935
Professional fees                                                 10,084            8,020            6,224
Shareholders' reports - printing
   and mailing expenses                                           31,638           17,239           12,911
Stock exchange listing fees                                        4,591              561              248
Investor relations expense                                        11,583           10,699            5,094
Portfolio insurance expense                                           --               --               --
Other expenses                                                    10,546            6,161            8,755
-----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement                              852,354        1,326,861          349,077
   Custodian fee credit                                           (8,366)          (8,053)          (4,253)
   Expense reimbursement                                              --         (154,937)         (68,289)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                     843,988        1,163,871          276,535
-----------------------------------------------------------------------------------------------------------
Net investment income                                          3,447,433        2,946,247        1,432,759
-----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                (1,354,529)      (1,194,183)        (484,958)
   Futures                                                            --               --          234,587
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                                 5,533,866        4,801,200        1,836,116
   Futures                                                            --               --           10,453
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                        4,179,337        3,607,017        1,596,198
-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO AUCTION RATE
   PREFERRED SHAREHOLDERS
From net investment income                                      (546,006)              --         (272,406)
From accumulated net realized gains                                   --          (27,450)         (10,498)
-----------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Auction Rate Preferred shareholders                       (546,006)         (27,450)        (282,904)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                         $   7,080,764    $   6,525,814    $   2,746,053
===========================================================================================================

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS (Unaudited)

                                                                      NEW YORK                           NEW YORK
                                                              INVESTMENT QUALITY (NQN)             SELECT QUALITY (NVN)
                                                           ------------------------------    -------------------------------
                                                              SIX MONTHS                        SIX MONTHS
                                                                   ENDED       YEAR ENDED            ENDED       YEAR ENDED
                                                                 3/31/09          9/30/08          3/31/09          9/30/08
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $   7,770,717    $  15,788,749    $  10,367,516    $  21,208,794
Net realized gain (loss) from:
   Investments                                                (2,708,330)        (280,532)      (3,758,155)          12,692
   Forward swaps                                                      --               --               --               --
   Futures                                                            --               --               --               --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                                 9,164,375      (26,892,780)      13,657,949      (38,070,098)
   Forward swaps                                                      --               --               --               --
   Futures                                                            --               --               --               --
Distributions to Auction Rate Preferred
   shareholders:
   From net investment income                                 (1,218,921)      (4,662,305)      (1,668,711)      (6,362,815)
   From accumulated net realized gains                                --               --               --          (86,393)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                            13,007,841      (16,046,868)      18,598,599      (23,297,820)
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                    (5,558,093)     (10,986,638)      (7,617,730)     (14,865,894)
From accumulated net realized gains                                   --               --               --         (221,453)
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                     (5,558,093)     (10,986,638)      (7,617,730)     (15,087,347)
----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares repurchased                                       (937,831)        (287,803)      (1,246,682)         (71,952)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions                              (937,831)        (287,803)      (1,246,682)         (71,952)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                 6,511,917      (27,321,309)       9,734,187      (38,457,119)
Net assets applicable to Common
   shares at the beginning of period                         232,902,748      260,224,057      310,931,116      349,388,235
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                             $ 239,414,665    $ 232,902,748    $ 320,665,303    $ 310,931,116
============================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                           $   1,306,290    $     312,587    $     558,596    $    (522,479)
============================================================================================================================

                                                                        NEW YORK
                                                                  QUALITY INCOME (NUN)
                                                           -------------------------------
                                                              SIX MONTHS
                                                                   ENDED       YEAR ENDED
                                                                 3/31/09          9/30/08
------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $  10,455,660    $  21,259,580
Net realized gain (loss) from:
   Investments                                                (4,147,077)        (422,110)
   Forward swaps                                                      --         (251,591)
   Futures                                                            --               --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                                13,375,802      (37,062,056)
   Forward swaps                                                      --           33,606
   Futures                                                            --               --
Distributions to Auction Rate Preferred
   shareholders:
   From net investment income                                 (1,727,748)      (6,492,288)
   From accumulated net realized gains                                --         (107,456)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                            17,956,637      (23,042,315)
------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                    (7,560,230)     (14,666,161)
From accumulated net realized gains                                   --         (248,604)
------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                     (7,560,230)     (14,914,765)
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares repurchased                                     (1,646,158)         (96,929)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions                            (1,646,158)         (96,929)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                 8,750,249      (38,054,009)
Net assets applicable to Common
   shares at the beginning of period                         315,509,534      353,563,543
------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                             $ 324,259,783    $ 315,509,534
==========================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                           $     776,645    $    (391,037)
==========================================================================================

                                 See accompanying notes to financial statements.

                                                                 INSURED NEW YORK                   INSURED NEW YORK
                                                               PREMIUM INCOME (NNF)             DIVIDEND ADVANTAGE (NKO)
                                                           ------------------------------    -------------------------------
                                                              SIX MONTHS                        SIX MONTHS
                                                                   ENDED       YEAR ENDED            ENDED       YEAR ENDED
                                                                 3/31/09          9/30/08          3/31/09          9/30/08
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $   3,447,433    $   7,162,218    $   2,946,247    $   7,228,719
Net realized gain (loss) from:
   Investments                                                (1,354,529)         (39,488)      (1,194,183)         536,618
   Forward swaps                                                      --               --               --               --
   Futures                                                            --               --               --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                 5,533,866      (12,371,891)       4,801,200      (12,999,975)
   Forward swaps                                                      --               --               --               --
   Futures                                                            --               --               --               --
Distributions to Auction Rate Preferred
   shareholders:
   From net investment income                                   (546,006)      (2,131,997)              --       (1,761,482)
   From accumulated net realized gains                                --               --          (27,450)         (79,056)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                             7,080,764       (7,381,158)       6,525,814       (7,075,176)
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                    (2,520,158)      (5,047,504)      (2,626,943)      (5,256,327)
From accumulated net realized gains                                   --               --         (195,121)        (216,624)
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                     (2,520,158)      (5,047,504)      (2,822,064)      (5,472,951)
----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares repurchased                                       (829,563)              --         (305,033)              --
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions                              (829,563)              --         (305,033)              --
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                 3,731,043      (12,428,662)       3,398,717      (12,548,127)
Net assets applicable to Common
   shares at the beginning of period                         111,527,568      123,956,230      106,583,048      119,131,175
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                             $ 115,258,611    $ 111,527,568    $ 109,981,765    $ 106,583,048
============================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                           $     193,954    $    (187,315)   $     220,641    $     (98,663)
============================================================================================================================

                                                                  INSURED NEW YORK
                                                              TAX-FREE ADVANTAGE (NRK)
                                                           -------------------------------
                                                              SIX MONTHS
                                                                   ENDED       YEAR ENDED
                                                                 3/31/09          9/30/08
------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $   1,432,759    $   3,102,124
Net realized gain (loss) from:
   Investments                                                  (484,958)        (118,160)
   Forward swaps                                                      --          135,865
   Futures                                                       234,587          142,552
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                                 1,836,116       (4,761,343)
   Forward swaps                                                      --          (21,078)
   Futures                                                        10,453          (10,453)
Distributions to Auction Rate Preferred
   shareholders:
   From net investment income                                   (272,406)        (873,905)
   From accumulated net realized gains                           (10,498)          (2,095)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                             2,746,053       (2,406,493)
------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                    (1,148,509)      (2,297,738)
From accumulated net realized gains                              (28,810)          (5,973)
------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                     (1,177,319)      (2,303,711)
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares repurchased                                        (77,712)              --
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions                               (77,712)              --
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                 1,491,022       (4,710,204)
Net assets applicable to Common
   shares at the beginning of period                          46,768,508       51,478,712
------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                             $  48,259,530    $  46,768,508
==========================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                           $     (79,042)   $     (90,886)
==========================================================================================

                                 See accompanying notes to financial statements.

| Statement of CASH FLOWS Six Months Ended March 31, 2009 (Unaudited)

                                                                NEW YORK         NEW YORK         NEW YORK
                                                              INVESTMENT           SELECT          QUALITY
                                                                 QUALITY          QUALITY           INCOME
                                                                    (NQN)            (NVN)            (NUN)
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO
   COMMON SHARES FROM OPERATIONS                           $  13,007,841    $  18,598,599    $  17,956,637
Adjustments to reconcile the net increase (decrease) in
   net assets applicable to Common shares from operations
   to net cash provided by (used in) operating activities:
   Purchases of investments                                   (9,737,550)     (20,825,040)     (19,602,326)
   Proceeds from sales and maturities of investments          15,553,840       23,092,335       23,493,449
   Proceeds from (Purchases of) short-term investments,
     net                                                      (2,096,918)      (9,280,700)      (2,910,947)
   Amortization (Accretion) of premiums and discounts,
     net                                                         232,179         (196,928)        (238,379)
   (Increase) Decrease in receivable for interest                109,229            8,670           27,573
   (Increase) Decrease in receivable for investments
     sold                                                             --       (1,090,800)              --
   (Increase) Decrease in other assets                           226,406          181,877          201,670
   Increase (Decrease) in payable for investments
     purchased                                                (2,073,724)      (1,919,491)      (1,978,114)
   Increase (Decrease) in payable for Auction Rate
     Preferred shares noticed for redemption,
     at liquidation value                                      3,425,000               --        4,600,000
   Increase (Decrease) in payable for Auction Rate
     Preferred share dividends                                  (131,231)        (293,882)        (194,767)
   Increase (Decrease) in accrued management fees                  3,269            5,187            5,503
   Increase (Decrease) in accrued other liabilities              (22,073)           2,051           35,466
   Net realized (gain) loss from investments                   2,708,330        3,758,155        4,147,077
   Change in net unrealized (appreciation) depreciation
     of investments                                           (9,164,375)     (13,657,949)     (13,375,802)
   Net realized (gain) loss from paydowns                             --          (10,373)          (8,636)
   Taxes paid on undistributed capital gains                          (3)            (191)            (196)
-----------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities        12,040,220       (1,628,480)      12,158,208
-----------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in floating rate obligations              (8,040,000)     (16,688,000)     (13,800,000)
Cash distributions paid to Common shareholders                (5,496,951)      (7,612,935)      (7,527,976)
Cost of Common shares repurchased                               (937,831)      (1,246,682)      (1,646,158)
(Increase) Decrease in deferred offering costs                        --               --               --
Increase (Decrease) in payable for offering costs                     --               --               --
Increase (Decrease) in Auction Rate Preferred shares,
   at liquidation value                                       (3,425,000)              --       (4,600,000)
-----------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities       (17,899,782)     (25,547,617)     (27,574,134)
-----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                               (5,859,562)     (27,176,097)     (15,415,927)
Cash and cash equivalents at the beginning of period           9,287,409       27,176,097       20,019,951
-----------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT THE END OF PERIOD             $   3,427,847    $          --    $   4,604,025
===========================================================================================================

                                                                 INSURED          INSURED
                                                                NEW YORK         NEW YORK
                                                                 PREMIUM         DIVIDEND
                                                                  INCOME        ADVANTAGE
                                                                    (NNF)            (NKO)
------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO
   COMMON SHARES FROM OPERATIONS                           $   7,080,764    $   6,525,814
Adjustments to reconcile the net increase (decrease) in
   net assets applicable to Common shares from operations
   to net cash provided by (used in) operating activities:
   Purchases of investments                                   (7,734,696)      (5,185,850)
   Proceeds from sales and maturities of investments           9,316,820        6,801,872
   Proceeds from (Purchases of) short-term investments,
     net                                                      (5,322,958)      (1,473,171)
   Amortization (Accretion) of premiums and discounts,
     net                                                          30,112           77,983
   (Increase) Decrease in receivable for interest                 79,789           54,127
   (Increase) Decrease in receivable for investments
     sold                                                             --           (5,000)
   (Increase) Decrease in other assets                            83,690          145,899
   Increase (Decrease) in payable for investments
     purchased                                                  (818,642)      (1,090,549)
   Increase (Decrease) in payable for Auction Rate
     Preferred shares noticed for redemption,
     at liquidation value                                      1,650,000               --
   Increase (Decrease) in payable for Auction Rate
     Preferred share dividends                                   (58,953)              --
   Increase (Decrease) in accrued management fees                  2,058            4,896
   Increase (Decrease) in accrued other liabilities              (12,341)          (8,499)
   Net realized (gain) loss from investments                   1,354,529        1,194,183
   Change in net unrealized (appreciation) depreciation
     of investments                                           (5,533,866)      (4,801,200)
   Net realized (gain) loss from paydowns                             --               --
   Taxes paid on undistributed capital gains                        (503)         (17,888)
------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities           115,803        2,222,617
------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in floating rate obligations              (4,145,000)      (5,362,000)
Cash distributions paid to Common shareholders                (2,512,066)      (2,821,676)
Cost of Common shares repurchased                               (829,563)        (305,033)
(Increase) Decrease in deferred offering costs                        --           11,216
Increase (Decrease) in payable for offering costs                     --         (145,183)
Increase (Decrease) in Auction Rate Preferred shares,
   at liquidation value                                       (1,650,000)              --
------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities        (9,136,629)      (8,622,676)
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                               (9,020,825)      (6,400,059)
Cash and cash equivalents at the beginning of period          10,672,249        6,400,059
------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT THE END OF PERIOD             $   1,651,423    $          --
==========================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest (excluding amortization of offering costs, where applicable) was as follows:

                                                                                                 INSURED           INSURED
                                            NEW YORK          NEW YORK         NEW YORK         NEW YORK          NEW YORK
                                          INVESTMENT            SELECT          QUALITY          PREMIUM          DIVIDEND
                                             QUALITY           QUALITY           INCOME           INCOME         ADVANTAGE
                                                (NQN)             (NVN)            (NUN)            (NNF)             (NKO)
---------------------------------------------------------------------------------------------------------------------------
                                        $    352,413    $      367,505    $     398,728    $     159,289    $      522,544
===========================================================================================================================

                                 See accompanying notes to financial statements.

| Notes to FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Investment Quality Municipal Fund, Inc.
(NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN), Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF), Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) and Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK) (collectively, the "Funds"). Common shares of New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Premium Income (NNF) are traded on the New York Stock Exchange while Common shares of Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) are traded on the NYSE Amex (formerly American Stock Exchange). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2009, Insured New York Tax-Free Advantage (NRK) had outstanding when issued/delayed delivery purchase commitments of $1,001,960. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the

Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Auction Rate Preferred Shares

The following Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of March 31, 2009, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                                            INSURED     INSURED
                                                          NEW YORK   NEW YORK   NEW YORK   NEW YORK    NEW YORK
                                                        INVESTMENT     SELECT    QUALITY    PREMIUM    TAX-FREE
                                                           QUALITY    QUALITY     INCOME     INCOME   ADVANTAGE
                                                              (NQN)      (NVN)      (NUN)      (NNF)       (NRK)
----------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                    744         --      1,794      1,022          --
   Series T                                                  1,858      1,461         --        992          --
   Series W                                                     --      2,038      1,796         --          --
   Series TH                                                    --      3,057      1,959         --       1,080
   Series F                                                  1,858         --        882         --          --
----------------------------------------------------------------------------------------------------------------
Total                                                        4,460      6,556      6,431      2,014       1,080
================================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been. As of March 31, 2009, the aggregate amount of outstanding Auction Rate Preferred shares redeemed by each Fund is as follows:

                                                                                                       INSURED        INSURED
                                                            NEW YORK      NEW YORK      NEW YORK      NEW YORK       NEW YORK
                                                          INVESTMENT        SELECT       QUALITY       PREMIUM       DIVIDEND
                                                             QUALITY       QUALITY        INCOME        INCOME      ADVANTAGE
                                                                (NQN)         (NVN)         (NUN)         (NNF)          (NKO)
------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed, at
   liquidation value                                    $ 32,500,000  $ 29,100,000  $ 36,225,000  $ 14,650,000  $ 61,000,000
==============================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Variable Rate Demand Preferred Shares

On August 7, 2008, Insured New York Dividend Advantage (NKO) issued 500 Series 1 Variable Rate Demand Preferred shares, $100,000 liquidation value per share, in a privately negotiated offering. Proceeds of this offering along with the proceeds from the Fund's creation of tender option bonds (TOBs), also known as "floaters" or floating rate obligations, were used to redeem all of the Fund's outstanding Auction Rate Preferred shares totaling $61,000,000. The Variable Rate Demand Preferred shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, have a maturity date of August 1, 2038 and include a liquidity feature that allows the Variable Rate Demand Preferred shareholders to have their shares purchased by the liquidity provider in the event that sell orders are not matched with purchase orders in a remarketing. Dividends on the Variable Rate Demand Preferred shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the liquidation value of the Variable Rate Demand Preferred shares approximates fair value.

Subject to certain conditions, Variable Rate Demand Preferred shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the Variable Rate Demand Preferred shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Insured New York Dividend Advantage (NKO) had all of its $50,000,000 Variable Rate Demand Preferred shares outstanding for the six months ended March 31, 2009, with an annualized interest rate of 1.64%.

For financial reporting purposes only, the liquidation value of Variable Rate Demand Preferred shares is recorded as a liability on the Statement of Assets and Liabilities and the dividends paid on the Variable Rate Demand Preferred shares are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, the Fund also paid a per annum liquidity fee which is recognized as "Liquidity fees" on the Statement of Operations.

Insurance

Except to the extent that each of New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Premium Income (NNF) invests in temporary investments, all of the net assets of each Fund will be invested in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Insurers must have a claims paying ability rated "Aaa" by Moody's or "AAA" by Standard & Poor's for Insured New York Premium Income (NNF) and "A" or better by at least one independent rating agency for New York Investment Quality (NQN), New York Select Quality (NVN) and New York Quality Income (NUN). Municipal securities backed by an escrow account or trust account will not constitute more than 20% of each Fund's net assets.

Under normal circumstances, Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) will invest at least 80% of their net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, each of Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) will invest at least 80% of its net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) in municipal securities that are rated at least "AA" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), or municipal bonds backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Each of Insured New York Dividend Advantage
(NKO) and Insured New York Tax-Free Advantage (NRK) may also invest up to 20% of its net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) in municipal securities rated below "AA" but at least "BBB" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

During the six months ended March 31, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At March 31, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

                                                                                         INSURED      INSURED      INSURED
                                                 NEW YORK     NEW YORK     NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                               INVESTMENT       SELECT      QUALITY      PREMIUM     DIVIDEND     TAX-FREE
                                                  QUALITY      QUALITY       INCOME       INCOME    ADVANTAGE    ADVANTAGE
                                                     (NQN)        (NVN)        (NUN)        (NNF)        (NKO)        (NRK)
---------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts            $       --     $     --     $     --     $     --    $      --    $      --
===========================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended March 31, 2009, were as follows:

                                                                                             INSURED        INSURED       INSURED
                                               NEW YORK        NEW YORK      NEW YORK       NEW YORK       NEW YORK      NEW YORK
                                             INVESTMENT          SELECT       QUALITY        PREMIUM       DIVIDEND      TAX-FREE
                                                QUALITY         QUALITY        INCOME         INCOME      ADVANTAGE     ADVANTAGE
                                                   (NQN)           (NVN)         (NUN)          (NNF)          (NKO)         (NRK)
----------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations          $ 34,573,929    $ 35,069,835   $38,062,170   $ 15,484,808   $ 10,959,560   $ 2,733,571
Average annual interest rate and fees              2.04%           2.10%         2.10%          2.06%          2.08%         2.14%
==================================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. None of the Funds invested in forward interest rate swap transactions during the six months ended March 31, 2009.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. Insured New York Tax-Free Advantage (NRK) was the only Fund to invest in futures contracts during the six months ended March 31, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Insured New York Dividend Advantage (NKO) in connection with its offering of the Variable Rate Demand Preferred shares ($675,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares and are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of March 31, 2009:

NEW YORK INVESTMENT QUALITY (NQN)                           LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------------
Investments                                             $ 6,551,918   $ 375,534,003   $    --   $ 382,085,921
=============================================================================================================
NEW YORK SELECT QUALITY (NVN)                               LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------------
Investments                                             $15,255,700   $ 494,447,910   $    --   $ 509,703,610
=============================================================================================================

NEW YORK QUALITY INCOME (NUN)                               LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------------
Investments                                             $ 8,975,947   $ 509,387,290   $    --   $ 518,363,237
=============================================================================================================

INSURED NEW YORK PREMIUM INCOME (NNF)                       LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------------
Investments                                             $ 5,897,958   $ 173,714,973   $    --   $ 179,612,931
=============================================================================================================

INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)                   LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------------
Investments                                             $ 3,448,171   $ 163,800,188   $    --   $ 167,248,359
=============================================================================================================

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)                   LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------------
Investments                                             $ 7,661,921   $  70,231,294   $    --   $  77,893,215
=============================================================================================================

3. FUND SHARES

Common Shares

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 10, 2007, for New York Investment Quality (NQN), New York Select Quality (NVN) and New York Quality Income (NUN) and on July 30, 2008, for Insured New York Premium Income (NNF), Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                               NEW YORK                      NEW YORK                   NEW YORK
                                       INVESTMENT QUALITY (NQN)        SELECT QUALITY (NVN)       QUALITY INCOME (NUN)
                                    ----------------------------  ----------------------------  -----------------------------
                                       SIX MONTHS                     SIX MONTHS                    SIX MONTHS
                                            ENDED     YEAR ENDED           ENDED    YEAR ENDED           ENDED    YEAR ENDED
                                          3/31/09        9/30/08         3/31/09       9/30/08         3/31/09       9/30/08
-----------------------------------------------------------------------------------------------------------------------------
Common shares repurchased                 (83,900)       (21,700)       (112,400)       (5,600)       (150,400)       (7,700)
-----------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased      $       11.16  $       13.24  $        11.07  $      12.83  $        10.93  $      12.57
   Discount per share repurchased           18.61%         11.53%          19.98%        13.26%          19.94%        14.00%
=============================================================================================================================

                                           INSURED NEW YORK              INSURED NEW YORK               INSURED NEW YORK
                                         PREMIUM INCOME (NNF)        DIVIDEND ADVANTAGE (NKO)       TAX-FREE ADVANTAGE (NRK)
                                    ----------------------------  ----------------------------  -----------------------------
                                       SIX MONTHS                     SIX MONTHS                    SIX MONTHS
                                            ENDED     YEAR ENDED           ENDED    YEAR ENDED           ENDED    YEAR ENDED
                                          3/31/09        9/30/08         3/31/09       9/30/08         3/31/09       9/30/08
-----------------------------------------------------------------------------------------------------------------------------
Common shares repurchased                 (73,000)            --         (27,000)           --          (6,800)           --
-----------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased      $       11.34             --  $        11.28            --  $        11.41            --
   Discount per share repurchased           19.17%            --           19.06%           --           18.03%           --
=============================================================================================================================

Preferred Shares

Transactions in Auction Rate Preferred shares were as follows:

                                                   NEW YORK                                  NEW YORK
                                              INVESTMENT QUALITY (NQN)                  SELECT QUALITY (NVN)
                                    -----------------------------------------   ------------------------------------
                                        SIX MONTHS                                SIX MONTHS
                                             ENDED           YEAR ENDED                ENDED      YEAR ENDED
                                           3/31/09              9/30/08              3/31/09         9/30/08
--------------------------------------------------------------------------------------------------------------------
                                    SHARES       AMOUNT   SHARES       AMOUNT   SHARES  AMOUNT  SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred
   shares redeemed and/or noticed
   for redemption:
   Series M                             23  $   575,000      193  $ 4,825,000       --  $   --      --  $         --
   Series T                             57    1,425,000      485   12,125,000       --      --     259     6,475,000
   Series W                             --           --       --           --       --      --     362     9,050,000
   Series TH                            --           --       --           --       --      --     543    13,575,000
   Series F                             57    1,425,000      485   12,125,000       --      --      --            --
--------------------------------------------------------------------------------------------------------------------
Total                                  137  $ 3,425,000    1,163  $29,075,000       --  $   --   1,164  $ 29,100,000
====================================================================================================================

                                                    NEW YORK                                  INSURED NEW YORK
                                              QUALITY INCOME (NUN)                           PREMIUM INCOME (NNF)
                                    -----------------------------------------   -----------------------------------------
                                        SIX MONTHS                                   SIX MONTHS
                                             ENDED            YEAR ENDED                 ENDED           YEAR ENDED
                                           3/31/09               9/30/08               3/31/09              9/30/08
-------------------------------------------------------------------------------------------------------------------------
                                    SHARES       AMOUNT   SHARES       AMOUNT   SHARES       AMOUNT   SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred
   shares redeemed and/or noticed
   for redemption:
   Series M                             52  $ 1,300,000      354  $ 8,850,000       34  $   850,000      264  $ 6,600,000
   Series T                             --           --       --           --       32      800,000      256    6,400,000
   Series W                             51    1,275,000      353    8,825,000       --           --       --           --
   Series TH                            56    1,400,000      385    9,625,000       --           --       --           --
   Series F                             25      625,000      173    4,325,000       --           --       --           --
-------------------------------------------------------------------------------------------------------------------------
Total                                  184  $ 4,600,000    1,265  $31,625,000       66  $ 1,650,000      520  $13,000,000
=========================================================================================================================

                                                                                          INSURED NEW YORK
                                                                                      DIVIDEND ADVANTAGE (NKO)
                                                                               ------------------------------------------
                                                                                  SIX MONTHS
                                                                                       ENDED              EAR ENDED
                                                                                     3/31/09                9/30/08
                                                                               ------------------------------------------
                                                                               SHARES       AMOUNT   SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred
   shares redeemed and/or noticed
   for redemption:
   Series TH                                                                       --       $   --    2,440  $ 61,000,000
=========================================================================================================================

Transactions in Variable Rate Demand Preferred shares were as follows:

                                                                                              INSURED NEW YORK
                                                                                          DIVIDEND ADVANTAGE (NKO)
                                                                               ------------------------------------------
                                                                                    SIX MONTHS
                                                                                         ENDED           YEAR ENDED
                                                                                       3/31/09              9/30/08
                                                                               ------------------------------------------
                                                                               SHARES       AMOUNT   SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Variable Rate Demand Preferred shares issued:
   Series 1                                                                        --       $   --      500  $ 50,000,000
=========================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended March 31, 2009, were as follows:

                                                                                  INSURED        INSURED        INSURED
                                    NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK
                                  INVESTMENT         SELECT        QUALITY        PREMIUM       DIVIDEND       TAX-FREE
                                     QUALITY        QUALITY         INCOME         INCOME      ADVANTAGE      ADVANTAGE
                                        (NQN)          (NVN)          (NUN)          (NNF)          (NKO)          (NRK)
------------------------------------------------------------------------------------------------------------------------
Purchases                       $  9,737,550   $ 20,825,040   $ 19,602,326   $  7,734,696   $  5,185,850   $  3,580,342
Sales and maturities              15,553,840     23,092,335     23,493,449      9,316,820      6,801,872      1,894,933
=========================================================================================================================

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At March 31, 2009, the cost of investments was as follows:

                                                                                   INSURED        INSURED       INSURED
                                     NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK      NEW YORK
                                   INVESTMENT         SELECT        QUALITY        PREMIUM       DIVIDEND      TAX-FREE
                                      QUALITY        QUALITY         INCOME         INCOME      ADVANTAGE     ADVANTAGE
                                         (NQN)          (NVN)          (NUN)          (NNF)          (NKO)         (NRK)
------------------------------------------------------------------------------------------------------------------------
Cost of investments             $ 351,407,269  $ 478,740,138  $ 482,168,984  $ 164,697,733  $ 159,105,655  $ 76,461,246
========================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2009, were as follows:

                                                                                   INSURED        INSURED       INSURED
                                    NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK       NEW YORK
                                  INVESTMENT         SELECT        QUALITY        PREMIUM       DIVIDEND       TAX-FREE
                                     QUALITY        QUALITY         INCOME         INCOME      ADVANTAGE      ADVANTAGE
                                        (NQN)          (NVN)          (NUN)          (NNF)          (NKO)          (NRK)
------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                 $  6,604,212   $ 12,941,921   $ 11,050,619   $  3,231,044   $  2,716,588   $  1,719,044
   Depreciation                  (11,420,292)   (13,753,137    (13,813,093)    (4,214,375)    (4,511,805)    (2,603,244)
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation)
   of investments               $ (4,816,080)  $   (811,216)  $ (2,762,474)  $   (983,331)  $ (1,795,217)  $     84,200)
========================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at September 30, 2008, the Funds' last tax year end, were as follows:

                                                                                    INSURED       INSURED       INSURED
                                         NEW YORK      NEW YORK      NEW YORK      NEW YORK      NEW YORK      NEW YORK
                                       INVESTMENT        SELECT       QUALITY       PREMIUM      DIVIDEND      TAX-FREE
                                          QUALITY       QUALITY        INCOME        INCOME     ADVANTAGE     ADVANTAGE
                                             (NQN)         (NVN)         (NUN)         (NNF)         (NKO)         (NRK)
------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income * $ 1,053,920   $   923,259   $   917,358   $   229,238   $   181,668   $   144,195
Undistributed net ordinary income **           17            --             7         3,843        86,824            --
Undistributed net long-term capital
   gains                                       --           545           556            --       269,487        39,310
========================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 2, 2008, paid on October 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended September 30, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                                     INSURED       INSURED       INSURED
                                          NEW YORK      NEW YORK     NEW YORK       NEW YORK      NEW YORK      NEW YORK
                                        INVESTMENT        SELECT      QUALITY        PREMIUM      DIVIDEND      TAX-FREE
                                           QUALITY       QUALITY       INCOME         INCOME     ADVANTAGE     ADVANTAGE
                                              (NQN)         (NVN)        (NUN)          (NNF)         (NKO)         (NRK)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income                             $ 15,647,484  $ 21,033,325  $21,014,089   $  7,178,495  $  7,294,285  $  3,134,057
Distributions from net ordinary
   income **                                    --         6,318           --             --            --            --
Distributions from net long-term
 capital gains                                  --       307,846      356,060             --       295,680         8,068
=========================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At September 30, 2008, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                                INSURED
                                                                                                 NEW YORK      NEW YORK
                                                                                               INVESTMENT       PREMIUM
                                                                                                  QUALITY        INCOME
                                                                                                     (NQN)         (NNF)
-------------------------------------------------------------------------------------------------------------------------
Expiration:
   September 30, 2016                                                                         $   299,523   $   154,238
=========================================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through September 30, 2008, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

                                                                                                                INSURED
                                                                     NEW YORK      NEW YORK      NEW YORK      NEW YORK
                                                                   INVESTMENT        SELECT       QUALITY       PREMIUM
                                                                      QUALITY       QUALITY        INCOME        INCOME
                                                                         (NQN)         (NVN)         (NUN)         (NNF)
-------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                       $   251,067   $   358,935   $   709,332   $    30,218
=========================================================================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) of each Fund as follows:

                                                                                             NEW YORK INVESTMENT QUALITY (NQN)
                                                                                                 NEW YORK SELECT QUALITY (NVN)
                                                                                                 NEW YORK QUALITY INCOME (NUN)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO                           INSURED NEW YORK PREMIUM INCOME (NNF)
AUCTION RATE PREFERRED SHARES OR VARIABLE RATE DEMAND PREFERRED SHARES)                                   FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                              .4500%
For the next $125 million                                                                                               .4375
For the next $250 million                                                                                               .4250
For the next $500 million                                                                                               .4125
For the next $1 billion                                                                                                 .4000
For the next $3 billion                                                                                                 .3875
For net assets over $5 billion                                                                                          .3750
=============================================================================================================================

                                                                                     INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO                       INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
AUCTION RATE PREFERRED SHARES OR VARIABLE RATE DEMAND PREFERRED SHARES)                                   FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                              .4500%
For the next $125 million                                                                                               .4375
For the next $250 million                                                                                               .4250
For the next $500 million                                                                                               .4125
For the next $1 billion                                                                                                 .4000
For net assets over $2 billion                                                                                          .3750
=============================================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of March 31, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                                                   EFFECTIVE RATE AT BREAKPOINT LEVEL
-----------------------------------------------------------------------------------------------------------------------------
$55 billion                                                                                                             .2000%
$56 billion                                                                                                             .1996
$57 billion                                                                                                             .1989
$60 billion                                                                                                             .1961
$63 billion                                                                                                             .1931
$66 billion                                                                                                             .1900
$71 billion                                                                                                             .1851
$76 billion                                                                                                             .1806
$80 billion                                                                                                             .1773
$91 billion                                                                                                             .1691
$125 billion                                                                                                            .1599
$200 billion                                                                                                            .1505
$250 billion                                                                                                            .1469
$300 billion                                                                                                            .1445
=============================================================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but which generally includes assets attributable to preferred stock issued by or borrowings (including the issuance of commercial paper or notes) by such fund, but excludes assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Insured New York Dividend Advantage's (NKO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
MARCH 31,                                   MARCH 31,
--------------------------------------------------------------------------------
2002*             .30%                      2008                            .25%
2003              .30                       2009                            .20
2004              .30                       2010                            .15
2005              .30                       2011                            .10
2006              .30                       2012                            .05
2007              .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Dividend Advantage
(NKO) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured New York Tax-Free Advantage's (NRK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
NOVEMBER 30,                                NOVEMBER 30,
--------------------------------------------------------------------------------
2002*             .32%                      2007                            .32%
2003              .32                       2008                            .24
2004              .32                       2009                            .16
2005              .32                       2010                            .08
2006              .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Tax-Free Advantage
(NRK) for any portion of its fees and expenses beyond November 30, 2010.

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

7. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of March 31, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

On April 9, 2009, the Financial Accounting Standards Board issued FSP No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly." FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on May 1, 2009, to shareholders of record on April 15, 2009, as follows:

                                                                                     INSURED       INSURED       INSURED
                                          NEW YORK      NEW YORK     NEW YORK       NEW YORK      NEW YORK      NEW YORK
                                        INVESTMENT        SELECT      QUALITY        PREMIUM      DIVIDEND      TAX-FREE
                                           QUALITY       QUALITY       INCOME         INCOME     ADVANTAGE     ADVANTAGE
                                              (NQN)         (NVN)        (NUN)          (NNF)         (NKO)         (NRK)
-------------------------------------------------------------------------------------------------------------------------
Dividend per share                    $      .0560  $      .0545  $     .0540   $      .0505  $      .0550  $      .0545
=========================================================================================================================

Auction Participation Fees

Effective May 1, 2009, auction participation fees for Nuveen
Preferred shares with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

| Financial HIGHLIGHTS(Unaudited)

| Financial HIGHLIGHTS(Unaudited)

      Selected data for a Common share outstanding throughout each period:

                                                                            Investment Operations
                                                      ---------------------------------------------------------------------
                                                                                Distributions   Distributions
                                                                                     from Net            from
                                                                                   Investment         Capital
                                          Beginning                                 Income to        Gains to
                                             Common                       Net    Auction Rate    Auction Rate
                                              Share          Net    Realized/       Preferred       Preferred
                                          Net Asset   Investment   Unrealized           Share-          Share-
                                              Value       Income   Gain (Loss)        holders+        holders+       Total
---------------------------------------------------------------------------------------------------------------------------
NEW YORK INVESTMENT QUALITY (NQN)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                   $   13.23   $      .44   $      .39   $        (.07)  $          --      $   .76
2008                                          14.77          .90        (1.56)           (.26)             --         (.92)
2007                                          15.18          .89         (.29)           (.25)           (.02)         .33
2006                                          15.87          .90         (.05)           (.17)           (.09)         .59
2005                                          16.46          .95         (.19)           (.13)           (.01)         .62
2004                                          16.80         1.02          .12            (.05)           (.03)        1.06
NEW YORK SELECT QUALITY (NVN)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                       13.34          .45          .43            (.07)             --          .81
2008                                          14.98          .91        (1.63)           (.27)             --***      (.99)
2007                                          15.44          .92         (.37)           (.27)           (.01)         .27
2006                                          15.87          .93         (.07)           (.21)           (.05)         .60
2005                                          16.18          .97         (.09)           (.14)           (.01)         .73
2004                                          16.28         1.01          .19            (.06)           (.02)        1.12
===========================================================================================================================

                                                   Less Distributions
                                          -----------------------------------
                                                 Net
                                          Investment     Capital                       Ending
                                           Income to    Gains to                       Common
                                              Common      Common                        Share          Ending
                                              Share-      Share-                    Net Asset          Market
                                             holders     holders        Total           Value           Value
-------------------------------------------------------------------------------------------------------------
NEW YORK INVESTMENT QUALITY (NQN)
-------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                   $     (.32) $       --   $     (.32)  $       13.67   $       11.39
2008                                            (.62)         --         (.62)          13.23           10.72
2007                                            (.67)       (.07)        (.74)          14.77           13.70
2006                                            (.75)       (.53)       (1.28)          15.18           13.99
2005                                            (.94)       (.27)       (1.21)          15.87           14.94
2004                                            (.99)       (.41)       (1.40)          16.46           15.52
NEW YORK SELECT QUALITY (NVN)
-------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                         (.33)         --         (.33)          13.82           11.34
2008                                            (.64)       (.01)        (.65)          13.34           10.70
2007                                            (.70)       (.03)        (.73)          14.98           13.86
2006                                            (.76)       (.27)       (1.03)          15.44           14.34
2005                                            (.91)       (.13)       (1.04)          15.87           14.74
2004                                            (.95)       (.27)       (1.22)          16.18           15.04
=============================================================================================================

                                            Auction Rate Preferred Shares        Variable Rate Demand Preferred Shares
                                                   at End of Period                        at End of Period
                                      ---------------------------------------   ------------------------------------------
                                           Aggregate  Liquidation                   Aggregate     Liquidation
                                              Amount   and Market       Asset          Amount      and Market        Asset
                                         Outstanding        Value    Coverage     Outstanding           Value     Coverage
                                                (000)   Per Share   Per Share            (000)      Per Share    Per Share
--------------------------------------------------------------------------------------------------------------------------
NEW YORK INVESTMENT QUALITY (NQN)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                   $  111,500  $    25,000  $   78,680   $          --   $          --    $      --
2008                                         114,925       25,000      75,664              --              --           --
2007                                         144,000       25,000      70,178              --              --           --
2006                                         144,000       25,000      71,699              --              --           --
2005                                         144,000       25,000      73,820              --              --           --
2004                                         144,000       25,000      75,635              --              --           --
NEW YORK SELECT QUALITY (NVN)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                      163,900       25,000      73,912              --              --           --
2008                                         163,900       25,000      72,427              --              --           --
2007                                         193,000       25,000      70,258              --              --           --
2006                                         193,000       25,000      71,884              --              --           --
2005                                         193,000       25,000      73,178              --              --           --
2004                                         193,000       25,000      74,108              --              --           --
==========================================================================================================================

                                                                        Ratios/Supplement Data
                                         -----------------------------------------------------------------------------------
                                                                                     Ratios to Average Net Assets
                                                                                     Applicable to Common Shares
                                           Total Returns                             Before Credit/Reimbursement
                                         -------------------                 -----------------------------------------------
                                                       Based        Ending
                                                          on           Net
                                          Based       Common        Assets
                                             on    Share Net    Applicable    Expenses         Expenses              Net
                                         Market        Asset     to Common   Including        Excluding       Investment
                                          Value*       Value*  Shares (000)   Interest++(a)    Interest++(a)      Income++
-----------------------------------------------------------------------------------------------------------------------------
NEW YORK INVESTMENT QUALITY (NQN)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                    9.37%        5.82% $    239,415        1.53%****        1.23%****        6.75%****
2008                                     (17.85)       (6.46)      232,903        1.46             1.24             6.15
2007                                       3.22         2.22       260,224        1.40             1.22             5.98
2006                                       2.39         4.03       268,986        1.22             1.22             5.92
2005                                       4.08         3.90       281,203        1.19             1.19             5.88
2004                                      10.21         6.61       291,660        1.18             1.18             6.26
NEW YORK SELECT QUALITY (NVN)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                    9.22         6.16       320,665        1.48****         1.24****         6.73****
2008                                     (18.81)       (6.90)      310,931        1.41             1.21             6.16
2007                                       1.70         1.75       349,388        1.38             1.20             6.05
2006                                       4.53         4.10       361,945        1.20             1.20             6.03
2005                                       4.93         4.64       371,935        1.18             1.18             6.03
2004                                       6.96         7.27       379,117        1.19             1.19             6.31
=============================================================================================================================

                                                      Ratios/Supplemental Data
                                     ---------------------------------------------------------
                                           Ratios to Average Net Assets
                                           Applicable to Common Shares
                                           After Credit/Reimbursement**
                                     ------------------------------------------
                                      Expenses       Expenses             Net        Portfolio
                                     Including      Excluding      Investment         Turnover
                                      Interest++(a)  Interest++(a)     Income++           Rate
-----------------------------------------------------------------------------------------------
NEW YORK INVESTMENT QUALITY (NQN)
-----------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                   1.52%****      1.21%****       6.76%****           3%
2008                                      1.44           1.22            6.16                9
2007                                      1.39           1.22            5.99               19
2006                                      1.21           1.21            5.94               16
2005                                      1.18           1.18            5.89               30
2004                                      1.18           1.18            6.26               11

NEW YORK SELECT QUALITY (NVN)
-----------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                   1.46****       1.22****        6.74****            4
2008                                      1.39           1.19            6.18               12
2007                                      1.37           1.19            6.05               17
2006                                      1.18           1.18            6.05               15
2005                                      1.18           1.18            6.04               17
2004                                      1.19           1.19            6.32                8
===============================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended March 31, 2009.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued) (Unaudited)

      Selected data for a Common share outstanding throughout each period:

                                                                                   Investment Operations
                                                           ----------------------------------------------------------------------
                                                                                    Distributions   Distributions
                                                                                         from Net            from
                                                                                       Investment         Capital
                                               Beginning                                Income to        Gains to
                                                  Common                       Net   Auction Rate    Auction Rate
                                                   Share          Net    Realized/      Preferred       Preferred
                                               Net Asset   Investment   Unrealized         Share-          Share-
                                                   Value       Income   Gain (Loss)       holders+        holders+         Total
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK QUALITY INCOME (NUN)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                        $   13.20   $      .44   $      .40   $       (.07)  $          --     $      .77
2008                                               14.79          .89        (1.59)          (.27)             --***        (.97)
2007                                               15.21          .89         (.33)          (.28)           (.01)           .27
2006                                               15.64          .90         (.05)          (.20)           (.05)           .60
2005                                               15.90          .93         (.07)          (.14)           (.01)           .71
2004                                               16.09          .98          .09           (.06)           (.02)           .99

INSURED NEW YORK PREMIUM INCOME (NNF)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                            13.39          .41          .53           (.07)             --            .87
2008                                               14.88          .86        (1.48)          (.26)             --           (.88)
2007                                               15.31          .87         (.33)          (.25)           (.01)           .28
2006                                               15.78          .88         (.06)          (.18)           (.05)           .59
2005                                               16.14          .91         (.08)          (.12)           (.01)           .70
2004                                               16.07          .97          .08           (.06)             --            .99
=================================================================================================================================

                                                       Less Distributions
                                              ----------------------------------
                                                     Net
                                              Investment      Capital                      Ending
                                               Income to     Gains to                      Common
                                                  Common       Common                       Share          Ending
                                                  Share-       Share-                   Net Asset          Market
                                                 holders      holders      Total            Value           Value
-----------------------------------------------------------------------------------------------------------------
NEW YORK QUALITY INCOME (NUN)
-----------------------------------------------------------------------------------------------------------------
Year Ended 9/30:

2009(b)                                       $     (.32)  $       --   $   (.32)    $      13.65   $       11.18
2008                                                (.61)        (.01)      (.62)           13.20           10.43
2007                                                (.65)        (.04)      (.69)           14.79           13.46
2006                                                (.76)        (.27)     (1.03)           15.21           14.11
2005                                                (.88)        (.09)      (.97)           15.64           14.53
2004                                                (.92)        (.26)     (1.18)           15.90           14.70

INSURED NEW YORK PREMIUM INCOME (NNF)
-----------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                             (.30)          --       (.30)           13.96           11.33
2008                                                (.61)          --       (.61)           13.39           11.04
2007                                                (.67)        (.04)      (.71)           14.88           13.54
2006                                                (.73)        (.33)     (1.06)           15.31           14.26
2005                                                (.88)        (.18)     (1.06)           15.78           14.86
2004                                                (.92)          --       (.92)           16.14           15.23
=================================================================================================================

                                                 Auction Rate Preferred Shares         Variable Rate Demand Preferred Shares
                                                        at End of Period                         at End of Period
                                              ------------------------------------   -------------------------------------------
                                               Aggregate  Liquidation                   Aggregate     Liquidation
                                                  Amount   and Market        Asset         Amount      and Market          Asset
                                             Outstanding        Value     Coverage    Outstanding           Value       Coverage
                                                    (000)   Per Share    Per Share           (000)      Per Share      Per Share
--------------------------------------------------------------------------------------------------------------------------------
NEW YORK QUALITY INCOME (NUN)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                       $  160,775  $    25,000   $   75,421   $         --   $          --     $       --
2008                                             165,375       25,000       72,696             --              --             --
2007                                             197,000       25,000       69,868             --              --             --
2006                                             197,000       25,000       71,498             --              --             --
2005                                             197,000       25,000       72,804             --              --             --
2004                                             197,000       25,000       73,606             --              --             --

INSURED NEW YORK PREMIUM INCOME (NNF)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                           50,350       25,000       82,229             --              --             --
2008                                              52,000       25,000       78,619             --              --             --
2007                                              65,000       25,000       72,675             --              --             --
2006                                              65,000       25,000       74,056             --              --             --
2005                                              65,000       25,000       75,546             --              --             --
2004                                              65,000       25,000       76,705             --              --             --
================================================================================================================================

                                                                                Ratios/Supplemental Data
                                                              ---------------------------------------------------------------
                                                                                     Ratios to Average Net Assets
                                                                                     Applicable to Common Shares
                                            Total Returns                            Before Credit/Reimbursement
                                         -------------------                 ------------------------------------------------
                                                       Based        Ending
                                                          on           Net
                                          Based       Common        Assets
                                             on    Share Net    Applicable    Expenses         Expenses              Net
                                         Market        Asset     to Common   Including        Excluding       Investment
                                          Value*       Value*  Shares (000)   Interest++(a)    Interest++(a)      Income++
-----------------------------------------------------------------------------------------------------------------------------
NEW YORK QUALITY INCOME (NUN)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:

2009(b)                                   10.43%        5.91% $    324,260        1.49%****        1.24%****        6.69%****
2008                                     (18.60)       (6.80)      315,510        1.42             1.21             6.10
2007                                        .21         1.81       353,564        1.38             1.20             5.95
2006                                       4.27         4.06       366,405        1.21             1.21             5.95
2005                                       5.52         4.56       376,697        1.19             1.19             5.86
2004                                       6.77         6.41       383,012        1.19             1.19             6.21

INSURED NEW YORK PREMIUM INCOME (NNF)
-----------------------------------------------------------------------------------------------------------------------------
(NNF) Year Ended 9/30:
2009(b)                                    5.52         6.62       115,259        1.54****         1.25****         6.20****
2008                                     (14.53)       (6.18)      111,528        1.45             1.24             5.84
2007                                       (.20)        1.85       123,956        1.40             1.23             5.79
2006                                       3.30         3.96       127,546        1.22             1.22             5.75
2005                                       4.64         4.50       131,420        1.20             1.20             5.71
2004                                       7.14         6.40       134,434        1.21             1.21             6.11
=============================================================================================================================

                                                           Ratios/Supplemental Data
                                         ---------------------------------------------------------
                                                Ratios to Average Net Assets
                                                 Applicable to Common Shares
                                                After Credit/Reimbursement**
                                         -------------------------------------------
                                          Expenses       Expenses              Net      Portfolio
                                         Including      Excluding       Investment       Turnover
                                          Interest++(a)  Interest++(a)      Income++         Rate
--------------------------------------------------------------------------------------------------
NEW YORK QUALITY INCOME (NUN)
--------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                       1.48%****      1.22%****        6.71%****         4%
2008                                          1.40           1.19             6.12              9
2007                                          1.37           1.19             5.96             21
2006                                          1.20           1.20             5.96             14
2005                                          1.18           1.18             5.86             17
2004                                          1.19           1.19             6.21             10

INSURED NEW YORK PREMIUM INCOME (NNF)
--------------------------------------------------------------------------------------------------
(NNF) Year Ended 9/30:
2009(b)                                       1.52****       1.23****         6.22****          5
2008                                          1.43           1.21             5.87             10
2007                                          1.39           1.22             5.80             21
2006                                          1.21           1.21             5.77             14
2005                                          1.20           1.20             5.71             22
2004                                          1.20           1.20             6.11             16
==================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended March 31, 2009.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                                  Investment Operations
                                                           ---------------------------------------------------------------------
                                                                                     Distributions   Distributions
                                                                                         from Net            from
                                                                                       Investment         Capital
                                               Beginning                                Income to        Gains to
                                                  Common                       Net   Auction Rate    Auction Rate
                                                   Share          Net    Realized/      Preferred       Preferred
                                               Net Asset   Investment   Unrealized         Share-          Share-
                                                   Value       Income   Gain (Loss)       holders+        holders+         Total
---------------------------------------------------------------------------------------------------------------------------------
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                        $   13.38   $      .37   $      .46   $        --    $          --***  $      .83
2008                                               14.96          .91        (1.57)          (.22)           (.01)          (.89)
2007                                               15.34          .95         (.34)          (.26)             --***         .35
2006                                               15.67          .95         (.08)          (.20)           (.03)           .64
2005                                               15.69          .98          .12           (.13)           (.01)           .96
2004                                               15.44          .98          .35           (.06)           (.01)          1.26

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                            13.31          .41          .46           (.08)             --***         .79
2008                                               14.65          .88        (1.32)          (.25)             --***        (.69)
2007                                               14.92          .91         (.29)          (.23)             --***         .39
2006                                               15.00          .90         (.05)          (.21)             --***         .64
2005                                               14.75          .90          .25           (.13)             --           1.02
2004                                               14.42          .92          .35           (.07)             --           1.20
=================================================================================================================================

                                                         Less Distributions
                                              ------------------------------------
                                                     Net
                                              Investment      Capital                      Ending
                                               Income to     Gains to                      Common
                                                  Common       Common                       Share          Ending
                                                  Share-       Share-                   Net Asset          Market
                                                 holders      holders        Total          Value           Value
-----------------------------------------------------------------------------------------------------------------
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
-----------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                        $    (.33)  $     (.02)   $    (.35)  $      13.86   $       11.54
2008                                                (.66)        (.03)        (.69)         13.38           10.96
2007                                                (.72)        (.01)        (.73)         14.96           14.10
2006                                                (.78)        (.19)        (.97)         15.34           14.85
2005                                                (.86)        (.12)        (.98)         15.67           14.68
2004                                                (.89)        (.12)       (1.01)         15.69           14.35

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
-----------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                             (.33)        (.01)        (.34)         13.76           11.69
2008                                                (.65)          --***      (.65)         13.31           11.52
2007                                                (.65)        (.01)        (.66)         14.65           13.74
2006                                                (.69)        (.03)        (.72)         14.92           14.08
2005                                                (.77)          --         (.77)         15.00           14.02
2004                                                (.87)          --         (.87)         14.75           13.64
=================================================================================================================

                                                Auction Rate Preferred Shares              Variable Rate Demand Preferred
                                                        at End of Period                      Shares at End of Period
                                             -------------------------------------   -------------------------------------------
                                               Aggregate   Liquidation                  Aggregate     Liquidation
                                                  Amount    and Market       Asset         Amount      and Market          Asset
                                             Outstanding         Value    Coverage    Outstanding           Value       Coverage
                                                    (000)    Per Share   Per Share           (000)      Per Share      Per Share
--------------------------------------------------------------------------------------------------------------------------------
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                      $        --   $       --   $       --   $     50,000   $     100,000     $  319,964
2008                                                  --           --           --         50,000         100,000        313,166
2007                                              61,000       25,000       73,824             --              --             --
2006                                              61,000       25,000       75,032             --              --             --
2005                                              61,000       25,000       76,094             --              --             --
2004                                              61,000       25,000       76,172             --              --             --

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                           27,000       25,000       69,685             --              --             --
2008                                              27,000       25,000       68,304             --              --             --
2007                                              27,000       25,000       72,665             --              --             --
2006                                              27,000       25,000       73,541             --              --             --
2005                                              27,000       25,000       73,780             --              --             --
2004                                              27,000       25,000       72,979             --              --             --
================================================================================================================================

                                                                                     Ratios/Supplemental Data
                                                                     --------------------------------------------------------------
                                                                                           Ratios to Average Net Assets
                                                                                            Applicable to Common Shares
                                               Total Returns                                Before Credit/Reimbursement
                                          ----------------------                   ------------------------------------------------
                                                          Based           Ending
                                                             on              Net
                                            Based        Common           Assets
                                               on     Share Net       Applicable    Expenses         Expenses              Net
                                           Market         Asset        to Common   Including        Excluding       Investment
                                            Value*        Value*     Shares (000)   Interest++(a)    Interest++(a)      Income++
-----------------------------------------------------------------------------------------------------------------------------------
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                      8.76%         6.38%  $      109,982        2.53%****        1.51%****        5.30%****
2008                                       (18.10)        (6.24)         106,583        1.65             1.26             5.81
2007                                         (.21)         2.36          119,131        1.38             1.20             5.83
2006                                         7.92          4.29          122,078        1.20             1.20             5.79
2005                                         9.28          6.23          124,669        1.18             1.18             5.75
2004                                         7.55          8.48          124,860        1.20             1.20             5.91

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                      4.56          6.01           48,260        1.51*****        1.38****         5.87****
2008                                       (11.94)        (4.91)          46,769        1.41             1.26             5.68
2007                                         2.24          2.69           51,479        1.40             1.25             5.65
2006                                         5.79          4.38           52,425        1.27             1.27             5.62
2005                                         8.65          7.05           52,682        1.25             1.25             5.53
2004                                         5.83          8.58           51,818        1.26             1.26             5.85
===================================================================================================================================

                                                                  Ratios/Supplemental Data
                                                 ----------------------------------------------------------
                                                        Ratios to Average Net Assets
                                                        Applicable to Common Shares
                                                        After Credit/Reimbursement**
                                                 -----------------------------------------
                                                  Expenses        Expenses             Net       Portfolio
                                                 Including       Excluding      Investment        Turnover
                                                  Interest++(a)   Interest++(a)     Income++          Rate
-----------------------------------------------------------------------------------------------------------
INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
-----------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                               2.22%****       1.20%****       5.61%****          3%
2008                                                  1.28             .89            6.18               9
2007                                                   .94             .76            6.27              19
2006                                                   .73             .73            6.26              11
2005                                                   .72             .72            6.21              12
2004                                                   .74             .74            6.37               9

INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
-----------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2009(b)                                               1.19****        1.07****        6.18****           3
2008                                                   .99             .85            6.09               8
2007                                                   .90             .75            6.15              17
2006                                                   .77             .77            6.13               8
2005                                                   .76             .76            6.01               7
2004                                                   .76             .76            6.35              16
===========================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended March 31, 2009.

                                 See accompanying notes to financial statements.

Reinvest Automatically EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of NOTES TERMS USED in this REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in common share NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

| Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING
INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed/noticed for redemption shares of their common and/or preferred stock as shown in the accompanying table:

                                                                PREFERRED SHARES
                                        COMMON SHARES           REDEEMED/NOTICED
FUND                                      REPURCHASED             FOR REDEMPTION

NQN                                            83,900                        137
NVN                                           112,400                         --
NUN                                           150,400                        184
NNF                                            73,000                         66
NKO                                            27,000                         --
NRK                                             6,800                         --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071 Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Nuveen Investments:

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:                     www.nuveen.com/cef

                                                      Share prices
                                                      Fund details
                                                      Daily financial news
                                                      Investor education
                                                      Interactive planning tools

ESA-B-0309D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
OCTOBER 1-31, 2008              0                                  0                      835,000

NOVEMBER 1-30, 2008             0                                  0                      835,000

DECEMBER 1-31, 2008             0                                  0                      835,000

JANUARY 1-31, 2009              0                                  0                      835,000

FEBRUARY 1-28, 2009        41,300                $11.44       41,300                      793,700

MARCH 1-31, 2009           31,700                $11.22       31,700                      762,000

TOTAL                      73,000

* The registrant's repurchase program, which authorized the repurchase of 835,000 shares, was announced on August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured New York Premium Income Municipal Fund, Inc.
            ------------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         -----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: June 8, 2009
    --------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         -----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: June 8, 2009
    --------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         -----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: June 8, 2009
    --------------------------------------------------------------------